As filed with the Securities and Exchange Commission


                              on February 28, 2006


                        Securities Act File No. 33-68124
                    Investment Company Act File No. 811-7986

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]

                           Pre-Effective Amendment No.                       [ ]


                         Post-Effective Amendment No. 20                     [X]


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [ ]


                                Amendment No. 22                             [X]


                        (Check appropriate box or boxes)

      THE ALGER INSTITUTIONAL FUNDS (FORMERLY THE ALGER INSTITUTIONAL FUND)
               (Exact Name of Registrant as Specified in Charter)

           111 Fifth Avenue
          New York, New York                                          10003
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's Telephone Number, including Area Code:                 212-806-8800


                                 MR. HAL LIEBES
                           FRED ALGER MANAGEMENT, INC.
                                111 FIFTH AVENUE
                               NEW YORK, NY 10003
                     (Name and Address of Agent for Service)



It is proposed that this filing will become effective (check appropriate box):

[ ]      immediately upon filing pursuant to paragraph (b)


[x]      on March 1, 2006 pursuant to paragraph (b)


[ ]      60 days after filing pursuant to paragraph (a)

[ ]      on [date] pursuant to paragraph (a)(2) of Rule 485


[ ]      75 days after filing pursuant to paragraph (a)(2) of Rule 485

[LOGO]

THE ALGER
INSTITUTIONAL FUNDS

CLASS I SHARES
AVAILABLE FOR INVESTMENT BY INSTITUTIONAL
INVESTORS

PROSPECTUS ENCLOSED

MARCH 1, 2006

ALGER SMALLCAP GROWTH INSTITUTIONAL FUND
ALGER MIDCAP GROWTH INSTITUTIONAL FUND
ALGER LARGECAP GROWTH INSTITUTIONAL FUND
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

ALGER TECHNOLOGY INSTITUTIONAL FUND
ALGER CORE FIXED-INCOME INSTITUTIONAL FUND

ALGER BALANCED INSTITUTIONAL FUND
ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL FUND

THIS IS NOT PART OF THE PROSPECTUS.

                       ENCLOSED IS THE CURRENT PROSPECTUS.
           PLEASE KEEP IT WITH OTHER INVESTMENT RECORDS FOR REFERENCE.

                       THIS IS NOT PART OF THE PROSPECTUS.

[LOGO]

The Alger
Institutional Funds

CLASS I SHARES
AVAILABLE FOR INVESTMENT BY INSTITUTIONAL
INVESTORS

PROSPECTUS


MARCH 1, 2006


ALGER SMALLCAP GROWTH INSTITUTIONAL FUND
ALGER MIDCAP GROWTH INSTITUTIONAL FUND
ALGER LARGECAP GROWTH INSTITUTIONAL FUND


ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
ALGER TECHNOLOGY INSTITUTIONAL FUND
ALGER CORE FIXED-INCOME INSTITUTIONAL FUND


ALGER BALANCED INSTITUTIONAL FUND
ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL FUND

As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or other government agency.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


1 ............... RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE
      1 ......... INVESTMENTS
                  Alger SmallCap Growth Institutional Fund ..................  1
                  Alger MidCap Growth Institutional Fund ....................  2
                  Alger LargeCap Growth Institutional Fund ..................  2
                  Alger Capital Appreciation Institutional Fund .............  2
                  Alger Technology Institutional Fund .......................  2
                  Alger Core Fixed-Income Institutional Fund ................  3
                  Alger Balanced Institutional Fund .........................  3
                  Alger Socially Responsible Growth Institutional Fund ......  3
      4 ......... RISKS
                  Alger SmallCap Growth Institutional Fund ..................  5
                  Alger MidCap Growth Institutional Fund ....................  5
                  Alger LargeCap Growth Institutional Fund ..................  5
                  Alger Capital Appreciation Institutional Fund .............  5
                  Alger Technology Institutional Fund .......................  6
                  Alger Core Fixed-Income Institutional Fund ................  6
                  Alger Balanced Institutional Fund .........................  7
                  Alger Socially Responsible Growth Institutional Fund ......  7
      7 ......... PERFORMANCE
                  Alger SmallCap Growth Institutional Fund ..................  9
                  Alger MidCap Growth Institutional Fund ....................  9
                  Alger LargeCap Growth Institutional Fund .................. 10
                  Alger Capital Appreciation Institutional Fund ............. 10
                  Alger Balanced Institutional Fund ......................... 11
                  Alger Socially Responsible Growth Institutional Fund ...... 11
12 .............. FEES AND EXPENSES
14 .............. ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
16 .............. MANAGEMENT AND ORGANIZATION
20 .............. SHAREHOLDER INFORMATION
                  Distributor ............................................... 20
                  Transfer Agent ............................................ 20
                  Net Asset Value ........................................... 20
                  Dividends and Distributions ............................... 21
                  Classes of Fund Shares .................................... 21
                  Purchasing and Redeeming Fund Shares ...................... 21
                  Exchanges of Fund Shares .................................. 21
                  Other Purchase and Exchange Limitations ................... 22
                  Market Timing Policies and Procedures ..................... 22
                  Disclosure of Portfolio Holdings .......................... 23
23 .............. FINANCIAL HIGHLIGHTS
                  Alger LargeCap Growth Institutional Fund .................. 24
                  Alger SmallCap Growth Institutional Fund .................. 24
                  Alger MidCap Growth Institutional Fund .................... 24
                  Alger Capital Appreciation Institutional Fund ............. 26
                  Alger Balanced Institutional Fund ......................... 26
                  Alger Socially Responsible Growth Institutional Fund ...... 26
BACK COVER: ..... How to Obtain More Information


FRED ALGER & COMPANY, INCORPORATED PRIVACY POLICY (NOT PART OF THIS PROSPECTUS)

        RISK/RETURN SUMMARY:
[LOGO]  INVESTMENTS, RISKS & PERFORMANCE

INVESTMENTS: THE ALGER INSTITUTIONAL FUNDS


The investment goal and primary approach of each Fund is discussed individually below. All of the Funds, with the exception of the Core Fixed-Income Institutional Fund and the fixed-income portion of the Balanced Institutional Fund, invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. They invest primarily in "growth" stocks. The Funds' Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:


o     HIGH UNIT VOLUME GROWTH

      Vital, creative companies which offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o     POSITIVE LIFE CYCLE CHANGE

      Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.


A company's market capitalization will generally dictate in which Fund(s) the securities will be placed. The market capitalization of a company is its price per share multiplied by the number of its outstanding shares.

All of the Funds may purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements.

ALGER SMALLCAP GROWTH INSTITUTIONAL FUND


GOAL: THE ALGER SMALLCAP GROWTH INSTITUTIONAL FUND SEEKS LONG-TERM CAPITAL APPRECIATION.


APPROACH: The Fund focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of small-capitalization companies. A small-capitalization company has a market capitalization within the range of companies in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, as reported by the indexes as of the most recent quarter-end. At December 31, 2005, the market capitalization of the companies in these indexes ranged from $26 million to $6 billion.

ALGER MIDCAP GROWTH INSTITUTIONAL FUND

GOAL: THE ALGER MIDCAP GROWTH INSTITUTIONAL FUND SEEKS LONG-TERM CAPITAL APPRECIATION.


APPROACH: Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of medium-capitalization companies that the Manager believes demonstrate promising growth potential. A medium-capitalization company has a market capitalization within the range of companies in the Russell Midcap Growth Index or the S&P MidCap 400 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are designed to track the performance of medium-capitalization stocks. At December 31, 2005, the market capitalization of the companies in these indexes ranged from $420 million to $18.4 billion.


ALGER LARGECAP GROWTH INSTITUTIONAL FUND

GOAL: THE ALGER LARGECAP GROWTH INSTITUTIONAL FUND SEEKS LONG-TERM CAPITAL APPRECIATION.


APPROACH: The Fund focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have a market capitalization equal to or greater than the market capitalization of companies included in the Russell 1000 Growth Index, updated quarterly as reported by the index as of the most recent quarter-end. This index is designed to track the performance of large-capitalization growth stocks. At December 31, 2005, the market capitalization of the companies in this index ranged from $898 million to $372 billion.


ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

GOAL: THE ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND SEEKS LONG-TERM CAPITAL APPRECIATION.


APPROACH: Under normal circumstances, the Fund invests at least 85% of its net assets plus any borrowings for investment purposes in the equity securities of companies of any market capitalization that the Manager believes demonstrate promising growth potential.

The Fund can leverage, that is, borrow money to buy additional securities. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

ALGER TECHNOLOGY INSTITUTIONAL FUND

GOAL: THE ALGER TECHNOLOGY INSTITUTIONAL FUND SEEKS LONG-TERM CAPITAL - APPRECIATION.

APPROACH: Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities of companies of any market capitalization that that are engaged in the technology sector. A company will be considered to be engaged in the technology sector if it derives at least 50% of its earnings or revenues from, or devotes at least 50% of its assets to, activities in any area of the technology sector, including, but not limited to, computers, semiconductors, electronics, communications, health care and biotechnology.

The Fund can leverage, that is, borrow money to buy additional securities. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

ALGER CORE FIXED-INCOME INSTITUTIONAL FUND

GOAL: THE ALGER CORE FIXED-INCOME INSTITUTIONAL FUND SEEKS AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL.

APPROACH: Under normal circumstances, the Fund invests at least 80% of its net assets in bonds and other fixed-income securities. It seeks to maintain a weighted-average portfolio maturity of 10 years or less. These instruments will include corporate bonds, debentures and notes, U.S. Government securities, securities of foreign governments and supranational organizations, mortgage-backed securities and asset-backed securities. The Fund may also invest in derivative instruments relating to such fixed-income securities. Such instruments may include options, futures, options on futures, and swaps, with respect to individual securities or indexes. Most of the Fund's fixed-income investments will be concentrated within the four highest rating categories as determined by one of the nationally recognized statistical rating organizations ("NRSROs") (or, if unrated, will have been determined to be of comparable quality by the Manager). The Fund also may invest up to 10% of its net assets in lower-rated securities rated "B" (or the equivalent) or better by any one of those rating agencies (or, if unrated, determined to be of comparable quality by the Manager).


ALGER BALANCED INSTITUTIONAL FUND

GOAL: THE ALGER BALANCED INSTITUTIONAL FUND SEEKS CURRENT INCOME AND LONG-TERM CAPITAL APPRECIATION.


APPROACH: The Fund focuses on stocks of companies that the Manager believes demonstrate growth potential and on fixed-income securities, with emphasis on income-producing securities that appear to have potential for capital appreciation. Under normal circumstances, the Fund invests in equity securities and in fixed-income securities, which may include corporate bonds, debentures and notes, U.S. government securities, mortgage-backed and asset-backed securities, commercial paper and other fixed-income securities. Most of the Fund's fixed-income investments will be concentrated within the four highest rating categories as determined by one of the NRSROs (or, if unrated, will have been determined to be of comparable quality by the Manager). The Fund also may invest up to 10% of its net assets in lower-rated securities rated "B" (or the equivalent) or better by any one of those rating agencies (or, if unrated, determined to be of comparable quality by the Manager). Under normal circumstances, the Fund will invest at least 25% of its net assets in fixed-income securities and at least 25% of its net assets in equity securities.

ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL FUND

GOAL: THE ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH: Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies of any market capitalization that, in the opinion of the Fund's management, conduct their business in a socially responsible manner, while demonstrating promising growth potential. Socially responsible conduct extends to the areas of protection of the environment, fair labor practices, equal employment opportunity, the protection of consumers, and, more generally, the enhancement of the quality of life. For example, the Fund seeks to avoid investments in companies that consistently employ unfair labor practices or maintain practices that degrade the environment. The Fund does not invest in companies primarily engaged in the manufacturing or distribution of weapons, tobacco or alcohol or the operation of gambling establishments.

[LOGO]  RISKS


RISKS APPLICABLE TO ALL EQUITY FUNDS AND THE EQUITY PORTION OF THE ALGER BALANCED INSTITUTIONAL FUND

As with any fund that invests in stocks, your investment may fluctuate in value and the possible loss of your investment is a risk of investing. A Fund's price per share will fluctuate due to changes in the market prices of its investments. An investment in a Fund may not grow as fast as the rate of inflation. Additionally, stocks tend to be more volatile than some other investments you could make, such as bonds. Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on each Fund's investment styles and objectives, an investment in such Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

Trading in growth stocks may be relatively short-term, meaning a Fund may buy a security and sell it a short time later if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses and thereby may adversely affect Fund performance. In addition, a high level of short-term trading may increase a Fund's realized gains, thereby increasing the amount that must be distributed to shareholders at the end of the year.

If the Manager incorrectly predicts the price movement of a security or market, an option held by a Fund may expire unexercised and the Fund will lose the premium it paid for the option, or the Fund as the writer of an option may be required to purchase or sell the optioned security at a disadvantageous price or settle an index option at a loss. Also, an imperfect correlation between a hedge and the securities hedged may render the hedge partially ineffective.


There may be additional risks applicable to a specific Fund because of its investment approach.


To the extent that a Fund invests in securities other than those that are its primary focus, the investment risks associated with such other investments are described in this Prospectus and the Statement of Additional Information. You should read that information carefully.

ADDITIONAL RISKS APPLICABLE TO ALGER SMALLCAP GROWTH INSTITUTIONAL FUND:

In addition to the risks described in "Risks Applicable to All Equity Funds," the following risks apply:

o the possibility of greater risk of a decrease in the value of your investment by investing in smaller, less-seasoned companies rather than larger, more-established companies owing to such factors as inexperienced management and limited product lines or financial resources.

o the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

This Fund may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

ADDITIONAL RISKS APPLICABLE TO ALGER MIDCAP GROWTH INSTITUTIONAL FUND:

In addition to the risks described in "Risks Applicable to All Equity Funds," the following risks apply:

o the possibility of greater risk of a decrease in the value of your investment by investing in medium-capitalization companies rather than larger, more established companies owing to such factors as inexperienced management and limited product lines or financial resources.

o the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

This Fund may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

RISKS APPLICABLE TO ALGER LARGECAP GROWTH INSTITUTIONAL FUND:


The Fund's primary risks are those summarized above in "Risks Applicable to All Equity Funds."

This Fund may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

ADDITIONAL RISKS APPLICABLE TO ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND:

In addition to the risks described in "Risks Applicable to All Equity Funds," the following risks apply:

o Investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth.

o the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed.

This Fund may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

ADDITIONAL RISKS APPLICABLE TO ALGER TECHNOLOGY INSTITUTIONAL FUND:

In addition to the risks described in "Risks Applicable to All Equity Funds," the following risks apply:

o investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth.

o the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed.

o the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

o since the Fund concentrates its investments in the technology sector, the value of the Fund's shares may be more volatile than mutual funds that do not similarly concentrate their investments. In addition, the comparative rapidity of product development and technological advancement in many areas of the sector may be reflected in greater volatility of the stocks of companies operating in those areas.

This Fund may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

RISKS APPLICABLE TO ALGER CORE FIXED-INCOME INSTITUTIONAL FUND:

Risks of investing in the Fund are:

o fixed-income securities' sensitivity to interest-rate movements; their market values tend to fall when interest rates rise.

o lower-rated securities' greater risk of default, generally less liquidity, and susceptibility to greater price volatility.

o the potential for a decline in the value of the Fund's portfolio securities in the event of an issuer's falling credit rating or actual default.

o mortgage-backed and asset-backed securities' sensitivity to interest rate movement; their duration and volatility move with interest rates.

o the risk that a fixed-income security will be prepaid prior to maturity in a period of falling interest rates and the Fund will be forced to reinvest the proceeds in a lower-yielding security.

o the risk that a derivative instrument may not perform similarly to its underlying security, resulting in gains or losses differing from those of the underlying security.

o the possibility that the market in a security in which the Fund invests may lack full liquidity, rendering it difficult or impossible to liquidate a position in the security at a time and price acceptable to the Fund.

o the possibility that the actions of governments or agencies or other regulatory bodies in adopting or changing laws or regulations may adversely affect the issuer or market value of a security held by the Fund.


o the risk that interest rate movements may have a more significant impact on the market value of fixed-income securities with longer maturities, resulting in a more marked decline in the value of such securities when interest rates rise.

This Fund may appeal to investors who seek higher current income than that available from investments in money-market securities but who also seek preservation of capital while realizing that the Fund's investment approach carries the risks summarized above.

RISKS APPLICABLE TO ALGER BALANCED INSTITUTIONAL FUND:

The primary risks arising from the fixed-income portion of the Fund are those summarized above under "Risks Applicable to Alger Core Fixed-Income Institutional Fund."

The primary risks for the equity portion of the Fund are those summarized above in "Risks Applicable to All Equity Funds."


This Fund may appeal to investors who seek some long-term capital growth while also maintaining exposure to more conservative, income-producing fixed-income investments.


ADDITIONAL RISKS APPLICABLE TO ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL
FUND:

In addition to the risks described in "Risks Applicable to All Equity Funds," the following risks apply:

o investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth.

o since the Fund normally invests only in companies it deems to be socially responsible, your return may be less than it would have been had you invested in a Fund which does not employ a social responsibility screen.

o the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

This Fund may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.


[LOGO]  PERFORMANCE

The following bar charts show each Fund's performance from year to year and give you some indication of the risks of investing in the Fund. They assume reinvestment of dividends and distributions.


The Average Annual Total Return tables show the risk of investing in a Fund by comparing the Fund's performance over several periods with that of an appropriate benchmark index. The tables also show the effect of taxes on the Funds' returns by presenting after-tax returns. These returns are calculated using the highest individual federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "Return After Taxes on Distributions and Sale of Fund Shares" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning shares through tax-deferred accounts, such as IRAs or 401(k) plans. The returns assume reinvestment of dividends and distributions. Remember that a Fund's past performance (before or after taxes) is not necessarily an indication of how it will perform in the future. Because the Alger Technology Institutional Fund and the Alger Core Fixed-Income Institutional Fund are new funds, no performance history is provided for them. However, the indexes to which their performance will be compared in the future are described below.


Each index used in the tables is a broad index designed to track a particular market or market segment. No expenses, fees or taxes are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest on the underlying securities that make up the respective index. Investors cannot invest directly in any index.

o Russell 1000 Growth Index: An index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation.

o Russell 2000 Growth Index: An index of common stocks designed to track performance of small capitalization companies with greater than average growth orientation.

o Russell 3000 Growth Index: An index of common stocks designed to track performance of companies with greater than average growth orientation in general.

o Russell Midcap Growth Index: An index of common stocks designed to track performance of medium-capitalization companies with greater than average growth orientation.


o Lehman Brothers Government/Credit Bond Index: An index designed to track performance of government and corporate bonds.

o ML Technology 100 Index: An index of common stocks designed to track the performance of stocks issued by technology-related companies.*

o Lehman Brothers Intermediate U.S. Government/Credit Bond Index: An index designed to track performance of bonds issued by U.S. Treasury, government agency and corporate issuers with a maturity of 1-10 years.**

* The performance of the Alger Technology Institutional Fund will be compared with this index in the future.

** The performance of the Alger Core Fixed-Income Institutional Fund will be compared with this index in the future.

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                      [This page intentionally left blank]

ALGER SMALLCAP GROWTH INSTITUTIONAL FUND
Annual Total Return as of December 31 (%)


              [ALGER SMALLCAP GROWTH INSTITUTIONAL FUND BAR CHART]

Class I

 96      97     98     99     00      01      02      03     04     05
-----  -----  -----  -----  ------  ------  ------  -----  -----  -----
14.83  14.21  25.01  52.16  -22.84  -27.98  -26.84  41.88  16.46  15.79


BEST QUARTER:
Q4 1998  30.16%

WORST QUARTER:
Q1 2001  -26.59%


Average Annual Total Return as of December 31, 2005

                                                                   Since
                                                                 Inception
Class I                              1 Year  5 Years  10 Years   (11/8/93)
--------------------------------------------------------------------------
SmallCap Growth
Return Before Taxes                  15.79%    0.16%    6.85%     10.61%
Return After Taxes on Distributions  15.79%    0.16%    5.38%      9.34%
Return After Taxes on Distributions
  and Sale of Fund Shares            10.27%    0.14%    5.16%      8.80%
Russell 2000 Growth Index             4.15%    2.28%    4.68%      6.02%


ALGER MIDCAP GROWTH INSTITUTIONAL FUND
Annual Total Return as of December 31 (%)


               [ALGER MIDCAP GROWTH INSTITUTIONAL FUND BAR CHART]

Class I

 96      97     98     99     00      01      02      03     04     05
-----  -----  -----  -----  ------  ------  ------  -----  -----  -----
15.19  20.25  39.21  41.77   16.95   -6.18  -29.46  45.66  12.07  10.32


BEST QUARTER:
Q4 1998  31.43%

WORST QUARTER:
Q3 2002  -18.35%


  Average Annual Total Return as of December 31, 2005

                                                                   Since
                                                                 Inception
Class I                              1 Year  5 Years  10 Years   (11/8/93)
--------------------------------------------------------------------------
MidCap Growth
Return Before Taxes                  10.32%    3.57%   14.31%     16.85%
Return After Taxes on Distributions   6.94%    2.89%   10.43%     13.28%
Return After Taxes on Distributions
  and Sale of Fund Shares             7.24%    2.74%   10.09%     12.80%
Russell Midcap Growth Index          12.11%    1.38%    9.27%     10.18%

ALGER LARGECAP GROWTH INSTITUTIONAL FUND
Annual Total Return as of December 31 (%)


              [ALGER LARGECAP GROWTH INSTITUTIONAL FUND BAR CHART]

Class I

 96      97     98     99     00      01      02      03     04     05
-----  -----  -----  -----  ------  ------  ------  -----  -----  -----
11.32  26.72  49.97  35.24  -13.85  -12.25  -33.91  34.37   4.80  11.70


BEST QUARTER:
Q4 1998  27.08%

WORST QUARTER:
Q3 2002  -20.58%


Average Annual Total Return as of December 31, 2005

                                                                   Since
                                                                 Inception
Class I                              1 Year  5 Years  10 Years   (11/8/93)
--------------------------------------------------------------------------
LargeCap Growth
Return Before Taxes                  11.70%   -1.82%    8.44%     10.04%
Return After Taxes on Distributions  11.58%   -1.84%    6.37%      7.85%
Return After Taxes on Distributions
  and Sale of Fund Shares             7.60%   -1.55%    6.22%      7.63%
Russell 1000 Growth Index             5.27%   -3.58%    6.73%      8.63%


ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Annual Total Return as of December 31 (%)


           [ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND BAR CHART]

Class I

 96      97     98     99     00      01      02      03     04     05
-----  -----  -----  -----  ------  ------  ------  -----  -----  -----
10.06  25.44  63.44  88.73  -25.88  -16.86  -34.42  34.24   8.03  14.74


BEST QUARTER:
Q4 1999  38.50%

WORST QUARTER:
Q4 2000  -22.97%


Average Annual Total Return as of December 31, 2005

                                                                   Since
                                                                 Inception
Class I                              1 Year  5 Years  10 Years   (11/8/93)
--------------------------------------------------------------------------
Capital Appreciation
Return Before Taxes                  14.74%   -1.93%   11.10%     12.81%
Return After Taxes on Distributions  14.73%   -1.93%    8.01%      9.75%
Return After Taxes on Distributions
  and Sale of Fund Shares             9.58%   -1.63%    7.67%      9.35%
Russell 3000 Growth Index             5.17%   -3.17%    6.47%      8.33%

ALGER BALANCED INSTITUTIONAL FUND
Annual Total Return as of December 31 (%)


                 [ALGER BALANCED INSTITUTIONAL FUND BAR CHART]

Class I

                         01     02      03      04     05
                      ------  ------  -----   -----  ------
                      -13.29  -22.76   16.70   3.57   8.04


BEST QUARTER:
Q2 2003  9.16%

WORST QUARTER:
Q3 2001  -10.98%


Average Annual Total Return as of December 31, 2005

                                                         Since
                                                       Inception
Class I                             1 Year  5 Years    (12/4/00)
----------------------------------------------------------------
Balanced Return Before Taxes         8.04%   -2.64%      -3.03%
Return After Taxes on Distributions  5.36%   -3.27%      -3.65%
Return After Taxes on Distributions
  and Sale of Fund Shares            5.59%   -2.52%      -2.84%
Russell 1000 Growth Index            5.27%   -3.58%      -4.07%
Lehman Gov't/Credit Bond Index       2.36%    6.11%       6.47%


ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL FUND
Annual Total Return as of December 31 (%)


        [ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL FUND BAR CHART]

Class I

                         01     02      03      04     05
                      ------  ------  -----   -----  ------
                      -23.12  -41.13  32.69    7.67   15.85


BEST QUARTER:
Q2 2003  16.08%

WORST QUARTER:
Q1 2001  -20.61%


Average Annual Total Return as of December 31, 2005

                                                         Since
                                                       Inception
Class I                             1 Year  5 Years    (12/4/00)
----------------------------------------------------------------
Socially Responsible Growth
Return Before Taxes                 15.85%   -5.62%      -7.13%
Return After Taxes on Distributions 12.46%   -6.32%      -7.82%
Return After Taxes on Distributions
  and Sale of Fund Shares           10.99%   -4.98%      -6.19%
Russell 3000 Growth Index            5.17%   -3.17%      -3.16%

[LOGO]  FEES AND EXPENSES


Investors incur certain fees and expenses in connection with an investment in the Funds. The following table shows the fees and expenses that you may incur if you buy and hold Class I shares of the Funds. There are no sales charges on purchases or redemptions. The numbers below are based on each Fund's expenses during its fiscal year ended October 31, 2005.

                                                                   ANNUAL FUND OPERATING EXPENSES
                                                              (as a percentage of average net assets)
                          SHAREHOLDER
                          FEES  (fees
                         paid directly                            Shareholder               Total Fund       Fee Waiver
                           from your    Management  Distribution   Servicing     Other   Annual Operating  and/or Expense     Net
                          investment)      Fees         Fees         Fees      Expenses      Expenses       Reimbursement  Expenses
-----------------------------------------------------------------------------------------------------------------------------------
ALGER SMALLCAP GROWTH
INSTITUTIONAL FUND            None          .85%         None         .25%       .10%          1.20%             N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------
ALGER MIDCAP GROWTH
INSTITUTIONAL FUND            None          .80%         None         .25%       .05%          1.10%             N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------
ALGER LARGECAP GROWTH
INSTITUTIONAL FUND            None          .75%         None         .25%       .08%          1.08%             N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------
ALGER CAPITAL
APPRECIATION
INSTITUTIONAL FUND            None          .85%         None         .25%       .07%          1.17%             N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------
ALGER TECHNOLOGY
INSTITUTIONAL FUND            None          .85%         None         .25%       .90%**        2.00%             .75%**      1.25%
-----------------------------------------------------------------------------------------------------------------------------------
ALGER CORE FIXED-INCOME
INSTITUTIONAL FUND            None         .375%         None         .25%      .905%+         1.53%             .93%+        .60%
-----------------------------------------------------------------------------------------------------------------------------------
ALGER BALANCED
INSTITUTIONAL FUND            None          .75%         None         .25%      1.05%*         2.05%             .80%*       1.25%
-----------------------------------------------------------------------------------------------------------------------------------
ALGER SOCIALLY
RESPONSIBLE GROWTH
INSTITUTIONAL FUND            None          .75%         None         .25%      1.00%*         2.00%             .75%*       1.25%
-----------------------------------------------------------------------------------------------------------------------------------

* Other Expenses are based upon estimated amounts for the current fiscal year. The Manager has contractually agreed to waive its fee and/or reimburse fund expenses through February 28, 2007 to the extent necessary to limit the annual operating expenses of Class I Shares of the Fund to 1.25%.

** Other Expenses are based upon estimated amounts assuming net assets of $20 million. The Manager has contractually agreed to waive its fee and/or reimburse Fund expenses through February 28, 2007 to the extent necessary to limit the annual operating expenses of Class I Shares of the Fund to 1.25%.

+ Other Expenses are based upon estimated amounts assuming net assets of $20 million. The Manager has contractually agreed to waive its fee and/or reimburse Fund expenses through February 28, 2007 to the extent necessary to limit the annual operating expenses of Class I Shares of the Fund to .60%.

EXAMPLE

The following example, which reflects the shareholder fees and operating expenses listed above, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class I shares of a Fund for the time periods indicated, regardless of whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               1 Year       3 Years     5 Years     10 Years
----------------------------------------------------------------------------

ALGER SMALLCAP GROWTH
INSTITUTIONAL FUND              $122          $381       $  660      $1,455
----------------------------------------------------------------------------
ALGER MIDCAP GROWTH
INSTITUTIONAL FUND              $112          $350       $  606      $1,340
----------------------------------------------------------------------------
ALGER LARGECAP GROWTH
INSTITUTIONAL FUND              $110          $343       $  595      $1,317
----------------------------------------------------------------------------
ALGER CAPITAL APPRECIATION
INSTITUTIONAL FUND              $119          $372       $  644      $1,420
----------------------------------------------------------------------------
ALGER TECHNOLOGY
INSTITUTIONAL FUND*             $127          $555       $1,008      $2,267
----------------------------------------------------------------------------
ALGER CORE FIXED-INCOME
INSTITUTIONAL FUND*             $ 61          $392       $  746      $1,744
----------------------------------------------------------------------------
ALGER BALANCED
INSTITUTIONAL FUND*             $127          $565       $1,030      $2,315
----------------------------------------------------------------------------
ALGER SOCIALLY RESPONSIBLE
GROWTH INSTITUTIONAL FUND*      $127          $555       $1,008      $2,267
----------------------------------------------------------------------------


*     Absent first-year fee waivers and reimbursements, your costs would be:


                               1 Year       3 Years     5 Years     10 Years
----------------------------------------------------------------------------

ALGER TECHNOLOGY
INSTITUTIONAL FUND              $203          $627       $1,078      $2,327
----------------------------------------------------------------------------
ALGER CORE FIXED-INCOME
INSTITUTIONAL FUND              $156          $483       $  834      $1,824
----------------------------------------------------------------------------
ALGER BALANCED
INSTITUTIONAL FUND              $208          $643       $1,103      $2,379
----------------------------------------------------------------------------
ALGER SOCIALLY RESPONSIBLE
GROWTH INSTITUTIONAL FUND       $203          $627       $1,078      $2,327
----------------------------------------------------------------------------

Each Fund may compensate certain entities (other than the Distributor, Fred Alger & Company, Incorporated, and its affiliates) for providing recordkeeping and/or administrative services to participating institutional accounts holding Class I shares at an annual rate of up to 0.25% of the net asset value of Class I shares of the Fund held by those accounts. The Distributor may pay additional compensation from its own resources to other organizations that also provide servicing and/or maintenance of shareholder accounts.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS


SECURITIES RATINGS

Fixed-income securities rated below "investment grade" - a term that refers to the top four rating categories by an NRSRO - are sometimes referred to as "high yield" securities because of their typically higher yields or as "junk bonds" because of their lower credit quality and more speculative character. The Balanced Fund and the Core Fixed-Income Fund may invest in such lower-rated securities to achieve higher yields only if the securities are rated in one of the two categories just below investment grade (BB and B of Standard & Poor's, Fitch, and Dominion, Ba and B of Moody's, bb and b of A.M. Best). See the Appendix to the SAI for a fuller discussion of the rating categories.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES.

Rising interest rates tend to extend the duration of mortgage-backed and asset-backed securities, making them more sensitive to interest rate movements. As a result, in a period of rising interest rates, a fund that holds mortgage-backed and asset-backed securities may exhibit additional volatility. In addition, mortgage-backed and asset-backed securities are subject to prepayment risk. For example, when interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates.

OPTIONS

A call option on a security gives the purchaser of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option on a security gives the holder of the option, in return for the premium paid, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The writer, who receives the premium, is obligated upon exercise of the option to buy the underlying security at the exercise price. An option on a stock index gives the holder the right to receive a cash settlement during the term of the option based on the amount, if any, by which the exercise price exceeds (if the option is a put) or is exceeded by (if the option is a call) the current value of the index, which is itself a function of the market values of the securities included in the index. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

A Fund may purchase a put option on a portfolio security to seek to protect against a decline in the market value of the security, or, if the Fund contemplates purchasing a security in the future, purchase a call option on the security in anticipation of an increase in the security's market value. When a Fund writes an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option generally will expire unexercised and the Fund will realize as profit the premium it received. When a call option writ-ten by a Fund is exercised, the Fund will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities' value above that price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of their market value.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Price movements in a Fund's portfolio securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend in part on the ability of the Manager to predict correctly movements in the direction of a particular market or of the stock market generally. Because options on indexes require settlement in cash, the Fund might be forced to liquidate portfolio securities to meet settlement obligations.

FOREIGN SECURITIES

Investing in foreign securities involves risks related to the political, social and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, less liquidity, undiversified and immature economic structures, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks.

U.S. GOVERNMENT SECURITIES

U.S. Government Obligations are bills, notes, bonds and other fixed-income securities issued by the U.S. Treasury; they are direct obligations of the U.S. Government and differ mainly in the length of their maturities. U.S. Government Agency Securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS

In times of adverse or unstable market, economic or political conditions, each Fund may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or money market instruments) for temporary defensive reasons. This is to attempt to protect the Fund's assets from a temporary, unacceptable risk of loss, rather than directly to promote the Fund's investment objective. A Fund may also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. A Fund may not achieve its investment objective while in a temporary defensive or interim position.

Other securities the Funds may invest in are discussed in the Funds' Statement of Additional Information (see back cover of this Prospectus).

[LOGO]  MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003


The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/05) approximately $7.6 billion in mutual fund assets as well as $1.6 billion in other assets. The Manager has managed each Fund since its inception. Pursuant to investment advisory contracts with the Funds, the Manager makes investment decisions for the Funds and continuously reviews and administers their investment programs. These management responsibilities are subject to the supervision of the Board of Trustees. A discussion of the Trustees' basis for approving each advisory contract is available in the Funds' annual report to shareholders for the fiscal year ended October 31, 2005. The Funds pay the Manager fees at the following annual rates based on a percentage of average daily net assets: SmallCap Growth, Technology and Capital Appreciation--.85%; MidCap Growth--.80%; Balanced, Socially Responsible Growth and LargeCap Growth--.75%; Core Fixed-Income--.375%.


PORTFOLIO MANAGERS


Fred M. Alger III is the chief market strategist for all Funds. Mr Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the Funds prior to 1995. Dan C. Chung, CFA, Jill Greenwald, CFA, Patrick Kelly, CFA, Kevin Collins, CFA, John A. Curry, Anne Meisner, Thomas Mulle, CFA, and Andrew Silverberg are the individuals responsible for the day-to-day management of Fund investments. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts that they manage, and their ownership of securities of the Fund(s) that they manage.

o Mr. Chung, manager of the MidCap Growth Fund since September 2001 and of the LargeCap Growth Fund since September 2004, and co-manager of the LargeCap Growth Fund from September 2001 to September 2004, of the Balanced Fund from September 2001 to September 2003 and of the new Technology Fund, has been employed by the Manager since 1994, as a Vice President and Analyst from 1996 to 1999, as a Senior Vice President and Senior Analyst until 2000, as an Executive Vice President until September 2003, as portfolio manager since 2000, as Chief Investment Officer since 2001 and as President since September 2003.


o Ms. Greenwald, manager of the SmallCap Growth Fund since November 2001, has been employed by the Manager as a Senior Vice President and portfolio manager since November 2001, prior to which she was employed by the Manager as an Analyst and later a Senior Analyst from 1986 to 1992, as a Managing Director and senior portfolio manager at Chase Manhattan Bank from 1994 through 1999 and as a Senior Vice President and Investment Officer at J & W Seligman & Co. from 1999 until November 2001.

o Mr. Kelly, manager of Capital Appreciation Fund and Socially Responsible Growth Fund since October 2005, has been employed by the Manager as a research associate from July 1999 to February 2001, as an Assistant Vice President and Senior Associate Analyst from February 2001 to September 2001, as a Vice President and Senior Analyst from September 2001 to September 2004, and as a Senior Vice President and portfolio manager since September 2004.

o Mr. Collins, co-manager of the Balanced Fund since September 2003, has been employed by the Manager as a Senior Vice President, portfolio manager and Senior Analyst since September 2003, prior to which period he was employed by the Manager as an Analyst and later as a Vice President and Senior Analyst from 1996 until September 2003.

o Mr. Curry, co-manager of the Balanced Fund since December 2004 and manager of the new Core Fixed-Income Fund, has been employed by the Manager as a Vice President and portfolio manager since December 2004. Mr. Curry was previously Vice President at Janney Montgomery Scott, LLC (September 2003 to December 2004), prior to which he was a portfolio manager for Whitehall Asset Management's fixed-income institutional and retail assets (March 1999 to March 2003) and a portfolio manager at UBS Global Asset Management within the firm's institutional fixed-income assets division (July 1995 to February 1999).

o Ms. Meisner, co-manager of the new Technology Fund, has been employed by the Manager as a Vice President and Senior Analyst from May 2005; prior thereto, she was Managing Director of the Active Equity Group at Deutsche Asset Management/Scudder Investments from 2001, before which she was Vice President of Global Investment Research at Goldman Sachs & Co.

o Mr. Mulle, co-manager of the new Technology Fund, has been employed by the Manager as a Vice President and Senior Analyst from February 2005; prior thereto, he was an equity analyst and portfolio manager at Alkeon Capital Management from 2001, before which he was an equity analyst at CIBC Oppenheimer from 1999.

o Mr. Silverberg, assistant portfolio manager of the MidCap Growth Fund since September 2003, has been employed by the Manager as a Vice President and Senior Analyst since December 2004, as an Analyst from October 2001 to December 2004 and as an Assistant Vice President from September 2002 to December 2004, prior to which he was a research analyst at Mark Asset Management Corporation from June 1999 until September 2001 and a research intern at MBF Capital Corporation from September 1999 until June 1999.


LEGAL PROCEEDINGS


The Manager has responded to inquiries, document requests and/or subpoenas from regulatory authorities, including the United States Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General, the Attorney General of New Jersey, and the West Virginia Securities Commissioner, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading."

On December 16, 2005, the Manager received from the staff of the SEC a "Wells notice" which indicated that the staff intends to recommend that the SEC bring civil enforcement action for possible violations of the federal securities laws. "Wells notices" also have been sent to Fred Alger & Company, Incorporated ("Alger Inc."), the Distributor of the Alger-sponsored mutual funds, and its parent company as well as certain present and former members of the senior management of the Manager and Alger Inc. The Wells notices arose out of the SEC staff's ongoing investigation of market timing and late trading practices in the mutual fund industry. The Manager and the other recipients have the opportunity to respond to the staff before the staff makes a formal recommendation. The Manager and Alger Inc. submitted responses to the staff in January 2006. The staff has not yet responded to the submission.

On August 31, 2005, the West Virginia Securities Commissioner in an EX PARTE Summary Order to Cease and Desist and Notice of Right to Hearing concluded that the Manager and Alger Inc. had violated the West Virginia Uniform Securities Act, and ordered the Manager and Alger Inc. to cease and desist from further violations of the Act by engaging in the market-timing-related conduct described in the order. The EX PARTE order provided notice of their right to a hearing with respect to the violations of law asserted by the Commissioner. Other firms unaffiliated with the Manager were served with similar orders. The Manager and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager (the "Alger Mutual Funds"), including the Trust, and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases -- a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") -- were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005 a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court.

The Derivative Complaint alleged (i) violations, by the Manager and, depending on the specific offense alleged, by Alger Inc. and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940 (the "Investment Company Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by the Manager, Alger Inc., their affiliates, the funds named as defendants, including the Trust, and the current and former fund trustees and offi-cers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934 (the "1934 Act"), and Section 34(b) of the Investment Company Act of 1940,
(ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants. The West Virginia Attorney General action also alleges violations of the West Virginia Consumer Credit and Protection Act and other wrongful conduct.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the Investment Company Act (as to which the court deferred ruling with respect to the Alger Mutual Fund Trustees), with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. Orders implementing the letter rulings are expected to be entered in March 2006. On January 11, 2006, the Alger defendants filed a motion for partial reconsideration of the district court's ruling with respect to the Section 10(b), Rule 10b-5 and Section 36(b) claims against them; the district court denied the motion on February 9, 2006.

The Manager does not believe that the Alger Mutual Funds are themselves targets of the regulatory investigations as potential enforcement defendants.

The SEC and, in some cases, state government authorities have a variety of administrative and civil enforcement powers, including injunctive powers, authority to assess fines and penalties and order restitution, authority to limit the activities of a person or company and other enforcement powers, that may be exercised administratively or through the courts.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Manager or Alger Inc., those entities would, in the absence of exemptive relief granted by the SEC, be barred from serving as investment adviser/sub-adviser or distributor for any registered investment company, including the Trust. While exemptive relief from Section 9(a) has been granted in certain other cases, there is no assurance that such exemptive relief would be granted if sought. In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased redemptions from the Funds, loss of personnel of the Manager, diversion of time and attention of the Manager's personnel, diminishment of financial resources of the Manager, or other consequences potentially adverse to the Trust. The Manager cannot predict the potential effect of such actions upon the Manager or the Trust. There can be no assurance that the effect, if any, would not be material.

[LOGO]  SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266-8480

NET ASSET VALUE

The value of one share is its "net asset value," or NAV. The NAV is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.


The Funds generally value their assets on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Board of Trustees. Short-term money market instruments held by the Funds are normally valued on the basis of amortized cost.

In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Fund. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, that the Manager believes has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.


--------------------------------------------------------------------------------

NAV (NET ASSET VALUE) OF A CLASS OF SHARES IS COMPUTED BY ADDING TOGETHER THE VALUE ALLOCABLE TO THE CLASS OF THE FUND'S INVESTMENTS PLUS CASH AND OTHER ASSETS, SUBTRACTING APPLICABLE LIABILITIES AND THEN DIVIDING THE RESULT BY THE NUMBER OF OUTSTANDING SHARES OF THE CLASS.

--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS


All Funds other than the Alger Core Fixed-Income Institutional Fund declare and pay dividends and distributions annually. The Alger Core Fixed-Income Institutional Fund declares and pays dividends monthly. It is expected that annual distributions to shareholders will consist primarily of capital gains in the case of each Fund other than Alger Core Fixed-Income Institutional Fund and Alger Balanced Institutional Fund, which are expected to have distributions consisting of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of a Fund because of the classes' differing expenses.


Capital gains may be taxable to you at different rates, depending upon how long the Fund held the securities that it sold to create the gains (rather than the length of time you have held shares of the Fund); net investment income is taxable as ordinary income. Participants in tax-deferred accounts ordinarily will not be subject to taxation on dividends from net investment income and net realized capital gains until they receive a distribution of the dividends from their plan accounts.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Funds.

CLASSES OF FUND SHARES

Each Fund offers two classes of shares: Class I shares and Class R shares. Only Class I shares are offered in this prospectus. Both classes are offered only to institutional investors, including, but not limited to, qualified pension and retirement plans. The classes differ in that Class R shares are subject to a distribution fee. The expenses of Class I shares will be less than those of Class R shares.

PURCHASING AND REDEEMING FUND SHARES


The Funds are an investment vehicle for institutional investors, such as corporations, foundations, and trusts managing various types of employee benefit plans, as well as charitable, religious and educational institutions. Typical institutional investors include banks, insurance companies, broker-dealers, investment advisers, investment companies, qualified pension and profit-sharing plans, non-qualified deferred compensation plans, trusts funding charitable, religious and educational institutions and investors who invest through such institutions (or through an organization that processes investor orders on behalf of such institutions) and do so by paying a management, consulting or other fee to such institutions for the right to invest.


The Funds' shares can be purchased or redeemed on any day the New York Stock Exchange is open. Orders will be processed at the NAV next calculated after a purchase or redemption request is received in good order by the transfer agent or other agent appointed by the Distributor. All orders for purchase of shares are subject to acceptance or rejection by the Funds or their transfer agent. The transfer agent pays for redemptions within seven days after it accepts a redemption request.


Each Fund may redeem some shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash.


EXCHANGES


You can exchange shares of a Fund for shares of another Fund, subject to certain restrictions. Shares of the Funds can be exchanged or redeemed via telephone under certain circumstances. The Trust and Transfer Agent have reasonable procedures in place to determine that telephone instructions are genuine. They include requesting personal identification and recording calls. If the Trust and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions. For more information on telephone exchanges and redemptions, contact the Transfer Agent.


OTHER PURCHASE AND EXCHANGE LIMITATIONS

If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in the Trust through an administrator or trustee ("Administrator") that maintains a master or "omnibus" account with the Trust for trading on behalf of retirement plans and their participants, the Administrator may apply purchase and exchange limitations which are different than the limitations discussed herein. These limitations may be more or less restrictive than the limitations imposed by the Trust. Consult with your Administrator to determine what purchase and exchange limitations may be applicable to your transactions in the Trust through your retirement plan.

MARKET TIMING POLICIES AND PROCEDURES

Each of the equity portfolios invests predominantly in U.S.-traded, highly liquid securities for which current New York market-closing prices are readily available on a daily basis at the time as of which the Funds price their portfolios and determine NAV per share. As a result, the Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from "stale" pricing. Nonetheless, the Funds recognize that in certain circumstances active in-and-out trading by Fund shareholders, for whatever reason implemented, may be attempted and may, if carried out on a large scale, impose burdens on the Funds' portfolio managers, interfere with the efficient management of a portfolio, increase the portfolio's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the portfolio and its other shareholders. The Funds therefore discourage market timing, and to the extent possible monitor for market timing patterns in each of the portfolios.

The Board of Trustees has determined that a Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, in its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in Fund shares (with the exception of shares of the Money Market Fund) or shares of other funds sponsored by the Manager that is detrimental to the fund involved.

In order to detect significant market timing, the Manager will, among other things, monitor overall subscription, redemption and exchange activity; isolate significant daily activity, and significant activity relative to existing account sizes to determine if there appears to be market timing activity in an individual portfolio. While the Funds might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts or through insurance company separate accounts or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts, the Manager attempts to monitor these activities in omnibus accounts and will contract with broker-dealers that sell shares of the Funds and entities that hold omnibus accounts with its mutual funds to seek to discourage, detect and prevent market timing and active trading. There is no guarantee that the Funds' efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful. In addition, the Funds' policies against market timing and active trading may in some cases interfere with or delay implementation of legitimate investment decisions made by shareholders seeking to purchase or redeem shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds' portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds' shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds' fiscal quarter.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about a Fund's holdings is permitted, a confidentiality agreement approved by the Manager's legal and compliance department must also be approved by the Funds' Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund's holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.


[LOGO]  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the periods shown from the year ended October 31, 2002 forward has been audited by Ernst & Young LLP whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request; information for periods prior thereto has been audited by Arthur Andersen LLP.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                            Income from
                                                       Investment Operations
                                                     --------------------------
                                                                       Net
                                                                   Realized and                                  Net
                                         Net Asset       Net        Unrealized       Total     Distributions    Asset
                                           Value,     Investment       Gain          from           from        Value,
                                         Beginning      Income       (Loss) on    Investment   Net Realized    End of
                                         of Period   (Loss)(iii)   Investments    Operations       Gains       Period
                                         ---------   -----------   ------------   ----------   -------------   -------
ALGER LARGECAP GROWTH INSTITUTIONAL FUND (i)
CLASS I
Year ended 10/31/05 ..................   $   10.86   $      0.04   $       1.66   $     1.70     $      --     $ 12.56
Year ended 10/31/04 ..................       10.71         (0.06)          0.21         0.15            --       10.86
Year ended 10/31/03 ..................        8.70         (0.03)          2.04         2.01            --       10.71
Year ended 10/31/02 ..................       11.63         (0.03)         (2.90)       (2.93)           --        8.70
Year ended 10/31/01 ..................       17.15         (0.03)         (4.50)       (4.53)        (0.99)      11.63
CLASS R
Year ended 10/31/05 ..................   $   10.76   $     (0.03)  $       1.66   $     1.63     $      --     $ 12.39
Year ended 10/31/04 ..................       10.66         (0.12)          0.22         0.10            --       10.76
From 1/27/03 to 10/31/03 (ii)(iv) ....        8.12         (0.06)          2.60         2.54            --       10.66

ALGER SMALLCAP GROWTH INSTITUTIONAL FUND
CLASS I
Year ended 10/31/05 ..................   $   16.07   $     (0.14)  $       4.04   $     3.90     $      --     $ 19.97
Year ended 10/31/04 ..................       15.10         (0.16)          1.13         0.97            --       16.07
Year ended 10/31/03 ..................       10.97         (0.12)          4.25         4.13            --       15.10
Year ended 10/31/02 ..................       13.35         (0.13)         (2.25)       (2.38)           --       10.97
Year ended 10/31/01 ..................       23.78         (0.08)        (10.35)      (10.43)           --       13.35
CLASS R
Year ended 10/31/05 ..................   $   15.93   $     (0.22)  $       4.03   $     3.81     $      --     $ 19.74
Year ended 10/31/04 ..................       15.05         (0.25)          1.13         0.88            --       15.93
From 1/27/03 to 10/31/03 (ii)(iv) ....       10.72         (0.14)          4.47         4.33            --       15.05

ALGER MIDCAP GROWTH INSTITUTIONAL FUND
CLASS I
Year ended 10/31/05 ..................   $   15.38   $     (0.11)  $       2.55   $     2.44     $   (0.25)    $ 17.57
Year ended 10/31/04 ..................       14.78         (0.13)          0.73         0.60            --       15.38
Year ended 10/31/03 ..................       10.76         (0.11)          4.13         4.02            --       14.78
Year ended 10/31/02 ..................       13.34         (0.10)         (2.48)       (2.58)           --       10.76
Year ended 10/31/01 ..................       17.53         (0.08)         (3.44)       (3.52)        (0.67)      13.34
CLASS R
Year ended 10/31/05 ..................   $   15.25   $     (0.19)  $       2.53   $     2.34     $   (0.25)    $ 17.34
Year ended 10/31/04 ..................       14.73         (0.21)          0.73         0.52            --       15.25
From 1/27/03 to 10/31/03 (ii)(iv) ....       10.25         (0.14)          4.62         4.48            --       14.73

----------
(i) Prior to March 1, 2002, the Alger LargeCap Growth Institutional Fund was the Alger Growth Retirement Portfolio.

(ii)  Commenced operations January 27, 2003.

(iii) Amount was computed based on average shares outstanding during the period.

(iv)  Ratios have been annualized; total return has not been annualized.

                                                                       Ratios/Supplemental Data
                                                         -------------------------------------------------
                                                              Net      Ratio of   Ratio of Net
                                                            Assets,    Expenses    Investment
                                                            End of        to         Income
                                                            Period      Average     (Loss) to    Portfolio
                                                Total       (000's        Net        Average     Turnover
                                               Return      omitted)     Assets     Net Assets      Rate
                                               -------   -----------   --------   ------------   ---------
ALGER LARGECAP GROWTH INSTITUTIONAL FUND (i)
CLASS I
Year ended 10/31/05 ..................           15.7%   $    86,725      1.08%       0.31%       249.06%
Year ended 10/31/04 ..................            1.4         88,098      1.13       (0.51)       191.48
Year ended 10/31/03 ..................           23.1         91,588      1.14       (0.31)       255.49
Year ended 10/31/02 ..................          (25.2)       108,660      1.14       (0.24)       202.07
Year ended 10/31/01 ..................          (27.5)        97,308      1.09       (0.20)        89.54
CLASS R
Year ended 10/31/05 ..................           15.2%   $     3,826      1.57%      (0.29)%      249.06%
Year ended 10/31/04 ..................            0.9          2,493      1.64       (1.05)       191.48
From 1/27/03 to 10/31/03 (ii)(iv) ....           31.3            133      1.62       (0.84)        55.49

ALGER SMALLCAP GROWTH INSTITUTIONAL FUND
CLASS I
Year ended 10/31/05 ..................           24.3%   $    71,224      1.20%      (0.77)%      116.16%
Year ended 10/31/04 ..................            6.4         69,788      1.25       (1.03)       135.80
Year ended 10/31/03 ..................           37.7         93,300      1.24       (0.99)       139.97
Year ended 10/31/02 ..................          (17.8)        62,780      1.25       (1.01)       138.01
Year ended 10/31/01 ..................          (43.9)        86,790      1.19       (0.46)       191.89
CLASS R
Year ended 10/31/05 ..................           23.9%   $     2,487      1.68%      (1.20)%      116.16%
Year ended 10/31/04 ..................            5.8            284      1.75       (1.55)       135.80
From 1/27/03 to 10/31/03 (ii)(iv) ....           40.4             70      1.74       (1.49)       139.97

ALGER MIDCAP GROWTH INSTITUTIONAL FUND
CLASS I
Year ended 10/31/05 ..................           16.0%   $ 1,093,486      1.10%      (0.64)%      237.74%
Year ended 10/31/04 ..................            4.1        839,273      1.15       (0.87)       190.93
Year ended 10/31/03 ..................           37.4        540,742      1.17       (0.89)       217.33
Year ended 10/31/02 ..................          (19.3)       215,727      1.17       (0.81)       284.69
Year ended 10/31/01 ..................          (20.6)       217,153      1.13       (0.51)       130.93
CLASS R
Year ended 10/31/05 ..................           15.4%   $    22,127      1.60%      (1.15)%      237.74%
Year ended 10/31/04 ..................            3.5         12,000      1.65       (1.37)       190.93
From 1/27/03 to 10/31/03 (ii)(iv) ....           43.7            790      1.66       (1.40)       217.33

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                              Income from
                                                         Investment Operations
                                                       --------------------------
                                                                          Net
                                                                     Realized and
                                          Net Asset        Net        Unrealized       Total      Dividends   Distributions
                                           Value,       Investment       Gain          from       from Net         from
                                          Beginning       Income       (Loss) on    Investment   Investment    Net Realized
                                          of Period    (Loss)(iii)    Investments   Operations     Income         Gains
                                          ----------   -----------   ------------   ----------   ----------   -------------
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
CLASS I
Year ended 10/31/05 ..................    $    11.05   $        --   $       2.23   $     2.23   $       --   $          --
Year ended 10/31/04 ..................         11.06         (0.10)          0.09        (0.01)          --              --
Year ended 10/31/03 ..................          8.97         (0.06)          2.15         2.09           --              --
Year ended 10/31/02 ..................         11.66         (0.08)         (2.61)       (2.69)          --              --
Year ended 10/31/01 ..................         18.12         (0.03)         (6.37)       (6.40)          --           (0.06)
CLASS R
Year ended 10/31/05 ..................    $    10.95   $     (0.06)  $       2.20   $     2.14   $       --   $          --
Year ended 10/31/04 ..................         11.01         (0.16)          0.10        (0.06)          --              --
From 1/27/03 to 10/31/03 (ii)(iv) ....          8.36         (0.08)          2.73         2.65           --              --

ALGER BALANCED INSTITUTIONAL FUND
CLASS I
Year ended 10/31/05 ..................    $     7.50   $      0.07   $       0.67   $     0.74   $    (0.07)  $       (0.18)
Year ended 10/31/04 ..................          7.41          0.02           0.07         0.09           --              --
Year ended 10/31/03 ..................          6.67         (0.01)          0.75         0.74           --              --
Year ended 10/31/02 ..................          8.20         (0.39)         (1.14)       (1.53)          --              --
From 12/4/00 to 10/31/01 (i)(iv) .....         10.00         (0.11)         (1.69)       (1.80)          --              --
CLASS R
Year ended 10/31/05 ..................    $     7.43   $      0.03   $       0.67   $     0.70   $    (0.05)  $       (0.18)
Year ended 10/31/04 ..................          7.38         (0.02)          0.07         0.05           --              --
From 1/27/03 to 10/31/03(ii)(iv) .....          6.43         (0.04)          0.99         0.95           --              --

ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL FUND
CLASS I
Year ended 10/31/05 ..................    $     5.37   $     (0.01)  $       1.05   $     1.04   $       --   $       (0.24)
Year ended 10/31/04 ..................          5.38         (0.05)          0.07         0.02           --           (0.03)
Year ended 10/31/03 ..................          4.43         (0.09)          1.04         0.95           --              --
Year ended 10/31/02 ..................          6.37         (0.77)         (1.17)       (1.94)          --              --
From 12/4/00 to 10/31/01 (i)(iv) .....         10.00         (0.30)         (3.33)       (3.63)          --              --
CLASS R
Year ended 10/31/05 ..................    $     5.34   $     (0.05)  $       1.04   $     0.99   $       --   $       (0.24)
Year ended 10/31/04 ..................          5.37         (0.08)          0.08           --           --           (0.03)
From 1/27/03 to 10/31/03 (ii)(iv) ....          4.13         (0.08)          1.32         1.24           --              --

----------
(i)   Commenced operations December 4, 2000.

(ii)  Commenced operations January 27, 2003.

(iii) Amount was computed based on average shares outstanding during the period.

(iv)  Ratios have been annualized; total return has not been annualized.

(v)   Amount has been reduced by 1.01% due to expense reimbursement.

(vi)  Amount has been reduced by 0.80% due to expense reimbursement.

(vii) Amount has been reduced by 1.00% due to expense reimbursement.

(viii) Amount has been reduced by 0.81% due to expense reimbursement.

(ix)  Amount has been reduced by 0.90% due to expense reimbursement.

(x)   Amount has been reduced by 0.75% due to expense reimbursement.

(xi)  Amount has been reduced by 0.94% due to expense reimbursement.

(xii) Amount has been reduced by 0.73% due to expense reimbursement.

                                                                                         Ratios/Supplemental Data
                                                                            ---------------------------------------------------
                                                                               Net        Ratio of     Ratio of Net
                                                            Net              Assets,      Expenses      Investment
                                                           Asset             End of          to           Income
                                                          Value,             Period       Average        (Loss) to    Portfolio
                                              Total       End of   Total     (000's         Net           Average      Turnover
                                          Distributions   Period   Return    omitted)      Assets       Net Assets       Rate
                                          -------------   ------   ------   ---------   ------------   ------------   ---------
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
CLASS I
Year ended 10/31/05 ..................    $          --   $13.28    20.2%   $128,646     1.17%             0.04%       148.91%
Year ended 10/31/04 ..................               --    11.05    (0.1)    124,889     1.23             (0.87)       160.00
Year ended 10/31/03 ..................               --    11.06    23.3     160,569     1.23             (0.59)       187.72
Year ended 10/31/02 ..................               --     8.97   (23.1)    132,010     1.23             (0.73)       180.39
Year ended 10/31/01 ..................            (0.06)   11.66   (35.4)    187,187     1.18             (0.21)       104.17
CLASS R
Year ended 10/31/05 ..................    $          --   $13.09    19.5%   $  1,073     1.67%            (0.51)%      148.91%
Year ended 10/31/04 ..................               --    10.95    (0.5)        706     1.73             (1.39)       160.00
From 1/27/03 to 10/31/03 (ii)(iv) ....               --    11.01    31.7          66     1.72             (1.01)       187.72

ALGER BALANCED INSTITUTIONAL FUND
CLASS I
Year ended 10/31/05 ..................    $       (0.25)  $ 7.99    10.1%   $  1,548     1.25%(vi)         0.90%       211.26%
Year ended 10/31/04 ..................               --     7.50     1.3       1,435     1.35(v)           0.28        184.21
Year ended 10/31/03 ..................               --     7.41    11.1       1,409     2.00             (0.15)       149.42
Year ended 10/31/02 ..................               --     6.67   (18.7)        225     6.72             (5.21)       321.89
From 12/4/00 to 10/31/01 (i)(iv) .....               --       --    8.20       (18.0)     108              3.13         (1.44)
CLASS R
Year ended 10/31/05 ..................    $       (0.23)  $ 7.90     9.6%   $    200     1.75%(viii)      (0.38)%      211.26%
Year ended 10/31/04 ..................               --     7.43     0.7         166     1.82(vii)        (0.28)       184.21
From 1/27/03 to 10/31/03(ii)(iv) .....               --     7.38    14.8          58     2.56             (0.74)       149.42

ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL FUND
CLASS I
Year ended 10/31/05 ..................    $       (0.24)  $ 6.17    19.8%   $  1,505     1.25%(x)         (0.25)%      152.60%
Year ended 10/31/04 ..................            (0.03)    5.37     0.3       1,277     1.34(ix)         (1.04)       166.03
Year ended 10/31/03 ..................               --     5.38    21.4       1,277     2.26             (1.69)       187.82
Year ended 10/31/02 ..................               --     4.43   (30.5)         46    13.48            (13.17)       205.83
From 12/4/00 to 10/31/01 (i)(iv) .....               --     6.37   (36.3)         77     5.31             (4.75)       114.33
CLASS R
Year ended 10/31/05 ..................    $       (0.24)  $ 6.09    18.9%   $    355     1.75%(xii)       (0.97)%      152.60%
Year ended 10/31/04 ..................            (0.03)    5.34    (0.1)        107     1.83(xi)         (1.53)       166.03
From 1/27/03 to 10/31/03 (ii)(iv) ....               --     5.37    30.0          66     2.92             (2.29)       187.82

FOR FUND INFORMATION:

BY TELEPHONE:     (800) 992-3362

BY MAIL:          Boston Financial Data Services, Inc.
                  Attn: The Alger Institutional Funds
                  P.O. Box 8480
                  Boston, MA 02266-8480

STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Funds and their policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Funds' toll-free number, at the Funds' website at HTTP://WWW.ALGER.COM or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the period of the report. You can receive free copies of these reports by calling the Funds' toll-free number, at the Funds' website at HTTP://WWW.ALGER.COM or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGARdatabase on the SEC's Internet site at http://www.sec.gov.

QUARTERLY FUND HOLDINGS


The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Funds' website at http://www.alger.com or on the SEC's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Funds by calling (800) 992-3362.


DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED

The Alger Institutional Funds



SEC File #811-7986


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NOTES:

                       THIS IS NOT PART OF THE PROSPECTUS.

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NOTES:

                       THIS IS NOT PART OF THE PROSPECTUS.

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NOTES:

                       THIS IS NOT PART OF THE PROSPECTUS.

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FRED ALGER & COMPANY, INCORPORATED PRIVACY POLICY

YOUR PRIVACY IS OUR PRIORITY

At Fred Alger & Company, Incorporated ("Alger") we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information ("personal information") entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

OUR PRIVACY POLICY

We believe you should know about Alger's Privacy Policy and how we collect and protect your personal information. This Privacy Policy ("Policy") describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and its affiliates, Fred Alger Management, Inc., Alger National Trust Company and Alger Shareholder Services, Inc. as well as the following funds: The Alger Funds, The Alger Institutional Funds, The Alger American Fund, The China-U.S. Growth Fund, Spectra Fund and Castle Convertible Fund, Inc. We are proud of our Policy and hope you will take a moment to read about it.

INFORMATION WE COLLECT

The type of personal information we collect and use varies depending on the Alger products or services you select. We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:


o Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

o Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

o Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.


SHARING OF PERSONAL INFORMATION

We may share your personal information with our affiliates so that they may process and service your transactions. However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:


o To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

o To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

o To financial institutions that perform marketing services on our behalf or with whom we have joint marketing agreements that provide for the confidentiality of personal information.


OUR SECURITY PRACTICES

We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger's Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information. Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.

              THIS POLICY STATEMENT IS NOT PART OF THE PROSPECTUS.

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[LOGO]

THIS IS NOT PART OF THE PROSPECTUS.

PIFI

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[LOGO]

Boston Financial Data Services, Inc.
Attn: The Alger Institutional Funds
P.O. Box 8480
Boston, MA 02266-8480

THIS IS NOT PART OF THE PROSPECTUS.

PIFI

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[LOGO]

The Alger
Institutional Funds

CLASS R SHARES
AVAILABLE FOR INVESTMENT BY INSTITUTIONAL
INVESTORS

PROSPECTUS ENCLOSED


MARCH 1, 2006


ALGER SMALLCAP GROWTH INSTITUTIONAL FUND
ALGER MIDCAP GROWTH INSTITUTIONAL FUND
ALGER LARGECAP GROWTH INSTITUTIONAL FUND


ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
ALGER TECHNOLOGY INSTITUTIONAL FUND
ALGER CORE FIXED-INCOME INSTITUTIONAL FUND


ALGER BALANCED INSTITUTIONAL FUND
ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL FUND

THIS IS NOT PART OF THE PROSPECTUS.

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                       ENCLOSED IS THE CURRENT PROSPECTUS.
           PLEASE KEEP IT WITH OTHER INVESTMENT RECORDS FOR REFERENCE.

                       THIS IS NOT PART OF THE PROSPECTUS.

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                        Securities Act File No. 33-68124
                    Investment Company Act File No. 811-7986


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  x
                                                                               -


                         Post-Effective Amendment No. 20                       x
                                                                               -


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                x
                                                                               -


                                Amendment No. 22                               x
                                                                               -


                        (Check appropriate box or boxes)
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[LOGO]

The Alger
Institutional Funds

CLASS R SHARES
AVAILABLE FOR INVESTMENT BY INSTITUTIONAL INVESTORS

PROSPECTUS


MARCH 1, 2006


ALGER SMALLCAP GROWTH INSTITUTIONAL FUND
ALGER MIDCAP GROWTH INSTITUTIONAL FUND
ALGER LARGECAP GROWTH INSTITUTIONAL FUND


ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
ALGER TECHNOLOGY INSTITUTIONAL FUND
ALGER CORE FIXED-INCOME INSTITUTIONAL FUND


ALGER BALANCED INSTITUTIONAL FUND
ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL FUND

As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or other government agency.

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TABLE OF CONTENTS
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1 ................ RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE

      1 .......... INVESTMENTS
                   Alger SmallCap Growth Institutional Fund ................   1
                   Alger MidCap Growth Institutional Fund ..................   2
                   Alger LargeCap Growth Institutional Fund ................   2
                   Alger Capital Appreciation Institutional Fund ...........   2
                   Alger Technology Institutional Fund .....................   2
                   Alger Core Fixed-Income Institutional Fund ..............   3
                   Alger Balanced Institutional Fund .......................   3
                   Alger Socially Responsible Growth Institutional Fund ....   3

      4 .......... RISKS
                   Alger SmallCap Growth Institutional Fund ................   5
                   Alger MidCap Growth Institutional Fund ..................   5
                   Alger LargeCap Growth Institutional Fund ................   5
                   Alger Capital Appreciation Institutional Fund ...........   6
                   Alger Technology Institutional Fund .....................   6
                   Alger Core Fixed-Income Institutional Fund ..............   6
                   Alger Balanced Institutional Fund .......................   7
                   Alger Socially Responsible Growth Institutional Fund ....   7

      8 .......... PERFORMANCE
                   Alger SmallCap Growth Institutional Fund ................  10
                   Alger MidCap Growth Institutional Fund ..................  10
                   Alger LargeCap Growth Institutional Fund ................  11
                   Alger Capital Appreciation Institutional Fund ...........  11
                   Alger Balanced Institutional Fund .......................  12
                   Alger Socially Responsible Growth Institutional Fund ....  12

13 ............... FEES AND EXPENSES

16 ............... ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

18 ............... MANAGEMENT AND ORGANIZATION

22 ............... SHAREHOLDER INFORMATION
                   Distributor .............................................  22
                   Transfer Agent ..........................................  22
                   Net Asset Value .........................................  22
                   Dividends and Distributions .............................  23
                   Classes of Fund Shares ..................................  23
                   Purchasing and Redeeming Fund Shares ....................  23
                   Exchanges of Fund Shares ................................  24
                   Other Purchase and Exchange Limitations .................  24
                   Market Timing Policies and Procedures ...................  24
                   Disclosure of Portfolio Holdings ........................  25

26 ............... FINANCIAL HIGHLIGHTS
                   Alger LargeCap Growth Institutional Fund ................  28
                   Alger SmallCap Growth Institutional Fund ................  28
                   Alger MidCap Growth Institutional Fund ..................  28
                   Alger Capital Appreciation Institutional Fund ...........  30
                   Alger Balanced Institutional Fund .......................  30
                   Alger Socially Responsible Growth Institutional Fund ....  30

BACK COVER: ...... How to Obtain More Information


FRED ALGER & COMPANY, INCORPORATED PRIVACY POLICY (NOT PART OF THIS PROSPECTUS)

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[LOGO]   RISK/RETURN SUMMARY:
         INVESTMENTS, RISKS & PERFORMANCE

INVESTMENTS: THE ALGER INSTITUTIONAL FUNDS


The investment goal and primary approach of each Fund is discussed individually below. All of the Funds, with the exception of the Core Fixed-Income Institutional Fund and the fixed-income portion of the Balanced Institutional Fund, invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. They invest primarily in "growth" stocks. The Funds' Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:


o     HIGH UNIT VOLUME GROWTH

      Vital, creative companies which offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o     POSITIVE LIFE CYCLE CHANGE

      Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.


A company's market capitalization will generally dictate in which Fund(s) the securities will be placed. The market capitalization of a company is its price per share multiplied by the number of its outstanding shares.

All of the Funds may purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements.


ALGER SMALLCAP GROWTH INSTITUTIONAL FUND

GOAL: THE ALGER SMALLCAP GROWTH INSTITUTIONAL FUND SEEKS LONG-TERM CAPITAL APPRECIATION.


APPROACH: The Fund focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of small-capitalization companies. A small-capitalization company has a market capitalization within the range of companies in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, as reported by the indexes as of the most recent quarter-end. At December 31, 2005, the market capitalization of the companies in these indexes ranged from $26 million to $6 billion.


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ALGER MIDCAP GROWTH INSTITUTIONAL FUND

GOAL: THE ALGER MIDCAP GROWTH INSTITUTIONAL FUND SEEKS LONG-TERM CAPITAL APPRECIATION.


APPROACH: The Fund focuses on midsize companies that the Manager believes demonstrate promising growth potential. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of medium-capitalization companies. A medium-capitalization company has a market capitalization within the range of companies in the Russell Midcap Growth Index or the S&P MidCap 400 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are designed to track the performance of medium-capitalization stocks. At December 31, 2005, the market capitalization of the companies in these indexes ranged from $420 million to $18.4 billion.


ALGER LARGECAP GROWTH INSTITUTIONAL FUND

GOAL: THE ALGER LARGECAP GROWTH INSTITUTIONAL FUND SEEKS LONG-TERM CAPITAL APPRECIATION.


APPROACH: The Fund focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have a market capitalization equal to or greater than the market capitalization of companies included in the Russell 1000 Growth Index, as reported by the index as of the most recent quarter-end. This index is designed to track the performance of large-capitalization growth stocks. At December 31, 2005, the market capitalization of the companies in this index ranged from $898 million to $372 billion.


ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

GOAL: THE ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND SEEKS LONG-TERM CAPITAL APPRECIATION.


APPROACH: Under normal circumstances, the Fund invests at least 85% of its net assets plus any borrowings for investment purposes in the equity securities of companies of any market capitalization that the Manager believes demonstrate promising growth potential.

The Fund can leverage, that is, borrow money to buy additional securities. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

ALGER TECHNOLOGY INSTITUTIONAL FUND

GOAL: THE ALGER TECHNOLOGY INSTITUTIONAL FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH: Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities of companies of any market capitalization that that are engaged in the technology sector. A company will be considered to be engaged in the technology sector if it derives at least 50% of its earnings or revenues from, or devotes at least 50% of its assets to,


2

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activities in any area of the technology sector, including, but not limited to, computers, semiconductors, electronics, communications, health care and biotechnology.

The Fund can leverage, that is, borrow money to buy additional securities. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

ALGER CORE FIXED-INCOME INSTITUTIONAL FUND

GOAL: THE ALGER CORE FIXED-INCOME INSTITUTIONAL FUND SEEKS AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL.

APPROACH: Under normal circumstances, the Fund invests at least 80% of its net assets in bonds and other fixed-income securities. It seeks to maintain a weighted-average portfolio maturity of 10 years or less. These instruments will include corporate bonds, debentures and notes, U.S. Government securities, securities of foreign governments and supranational organizations, mortgage-backed securities and asset-backed securities. The Fund may also invest in derivative instruments relating to such fixed-income securities. Such instruments may include options, futures, options on futures, and swaps, with respect to individual securities or indexes. Most of the Fund's fixed-income investments will be concentrated within the four highest rating categories as determined by one of the nationally recognized statistical rating organizations ("NRSROs") (or, if unrated, will have been determined to be of comparable quality by the Manager). The Fund also may invest up to 10% of its net assets in lower-rated securities rated "B" (or the equivalent) or better by any one of those rating agencies (or, if unrated, determined to be of comparable quality by the Manager).


ALGER BALANCED INSTITUTIONAL FUND

GOAL: THE ALGER BALANCED INSTITUTIONAL FUND SEEKS CURRENT INCOME AND LONG-TERM CAPITAL APPRECIATION.


APPROACH: The Fund focuses on stocks of companies that the Manager believes demonstrate growth potential and on fixed-income securities, with emphasis on income-producing securities that appear to have potential for capital appreciation. Under normal circumstances, the Fund invests in equity securities and in fixed-income securities, which may include corporate bonds, debentures and notes, U.S. government securities, mortgage-backed and asset-backed securities, commercial paper and other fixed-income securities. Most of the Fund's fixed-income investments will be concentrated within the four highest rating categories as determined by one of the NRSROs (or, if unrated, will have been determined to be of comparable quality by the Manager). The Fund also may invest up to 10% of its net assets in lower-rated securities rated "B" (or the equivalent) or better by any one of those rating agencies (or, if unrated, determined to be of comparable quality by the Manager). Under normal circumstances, the Fund will invest at least 25% of its net assets in fixed-income securities and at least 25% of its net assets in equity securities.


ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL FUND

GOAL: THE ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH: Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies of any market capitalization that, in the

                                                                               3

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opinion of the Fund's management, conduct their business in a socially responsible manner, while demonstrating promising growth potential. Socially responsible conduct extends to the areas of protection of the environment, fair labor practices, equal employment opportunity, the protection of consumers, and, more generally, the enhancement of the quality of life. For example, the Fund seeks to avoid investments in companies that consistently employ unfair labor practices or maintain practices that degrade the environment. The Fund does not invest in companies primarily engaged in the manufacturing or distribution of weapons, tobacco or alcohol or the operation of gambling establishments.

[LOGO]   RISKS


RISKS APPLICABLE TO ALL EQUITY FUNDS AND THE EQUITY PORTION OF THE ALGER BALANCED INSTITUTIONAL FUND


As with any fund that invests in stocks, your investment may fluctuate in value and the possible loss of your investment is a risk of investing. A Fund's price per share will fluctuate due to changes in the market prices of its investments. An investment in a Fund may not grow as fast as the rate of inflation. Additionally, stocks tend to be more volatile than some other investments you could make, such as bonds.


Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on each Fund's investment styles and objectives, an investment in such Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

Trading in growth stocks may be relatively short-term, meaning a Fund may buy a security and sell it a short time later if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses and thereby may adversely affect Fund performance. In addition, a high level of short-term trading may increase a Fund's realized gains, thereby increasing the amount that must be distributed to shareholders at the end of the year.

If the Manager incorrectly predicts the price movement of a security or market, an option held by a Fund may expire unexercised and the Fund will lose the premium it paid for the option, or the Fund as the writer of an option may be required to purchase or sell the optioned security at a disadvantageous price or settle an index option at a loss. Also, an imperfect correlation between a hedge and the securities hedged may render the hedge partially ineffective.


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There may be additional risks applicable to a specific Fund because of its investment approach.


To the extent that a Fund invests in securities other than those that are its primary focus, the investment risks associated with such other investments are described in this Prospectus and the Statement of Additional Information. You should read that information carefully.

ADDITIONAL RISKS APPLICABLE TO ALGER SMALLCAP GROWTH INSTITUTIONAL FUND:

In addition to the risks described in "Risks Applicable to All Equity Funds," the following risks apply:

o the possibility of greater risk of a decrease in the value of your investment by investing in smaller, less-seasoned companies rather than larger, more-established companies owing to such factors as inexperienced management and limited product lines or financial resources.

o the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

This Fund may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

ADDITIONAL RISKS APPLICABLE TO ALGER MIDCAP GROWTH INSTITUTIONAL FUND:

In addition to the risks described in "Risks Applicable to All Equity Funds," the following risks apply:

o the possibility of greater risk of a decrease in the value of your investment by investing in medium-capitalization companies rather than larger, more established companies owing to such factors as inexperienced management and limited product lines or financial resources.

o the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

This Fund may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

RISKS APPLICABLE TO ALGER LARGECAP GROWTH INSTITUTIONAL FUND:

The Fund's primary risks are those summarized above in "Risks Applicable to All Equity Funds."

This Fund may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.


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ADDITIONAL RISKS APPLICABLE TO ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND:

In addition to the risks described in "Risks Applicable to All Equity Funds," the following risks apply:

o Investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth.

o the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed.

This Fund may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

ADDITIONAL RISKS APPLICABLE TO ALGER TECHNOLOGY INSTITUTIONAL FUND:

In addition to the risks described in "Risks Applicable to All Equity Funds," the following risks apply:

o investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth.

o the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed.

o the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

o since the Fund concentrates its investments in the technology sector, the value of the Fund's shares may be more volatile than mutual funds that do not similarly concentrate their investments. In addition, the comparative rapidity of product development and technological advancement in many areas of the sector may be reflected in greater volatility of the stocks of companies operating in those areas.

This Fund may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

RISKS APPLICABLE TO ALGER CORE FIXED-INCOME INSTITUTIONAL FUND:

Risks of investing in the Fund are:

o fixed-income securities' sensitivity to interest-rate movements; their market values tend to fall when interest rates rise.

o lower-rated securities' greater risk of default, generally less liquidity, and susceptibility to greater price volatility.


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o     the potential for a decline in the value of the Fund's portfolio securities in the event of an issuer's falling credit rating or actual default.

o mortgage-backed and asset-backed securities' sensitivity to interest rate movement; their duration and volatility move with interest rates.

o the risk that a fixed-income security will be prepaid prior to maturity in a period of falling interest rates and the Fund will be forced to reinvest the proceeds in a lower-yielding security.

o the risk that a derivative instrument may not perform similarly to its underlying security, resulting in gains or losses differing from those of the underlying security.

o the possibility that the market in a security in which the Fund invests may lack full liquidity, rendering it difficult or impossible to liquidate a position in the security at a time and price acceptable to the Fund.

o the possibility that the actions of governments or agencies or other regulatory bodies in adopting or changing laws or regulations may adversely affect the issuer or market value of a security held by the Fund.

This Fund may appeal to investors who seek higher current income than that available from investments in money-market securities but who also seek preservation of capital while realizing that the Fund's investment approach carries the risks summarized above.

RISKS APPLICABLE TO ALGER BALANCED INSTITUTIONAL FUND:

The primary risks arising from the fixed-income portion of the Fund are those summarized above under "Risks Applicable to Alger Core Fixed-Income Institutional Fund."

The primary risks for the equity portion of the Fund are those summarized above in "Risks Applicable to All Equity Funds."


This Fund may appeal to investors who seek some long-term capital growth while also maintaining exposure to more conservative, income-producing fixed-income investments.


ADDITIONAL RISKS APPLICABLE TO ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL
FUND:

In addition to the risks described in "Risks Applicable to All Equity Funds," the following risks apply:

o Investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth.

o Since the Fund normally invests only in companies it deems to be socially responsible, your return may be less than it would have been had you invested in a Fund which does not employ a social responsibility screen.

o the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.


                                                                               7

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This Fund may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

[LOGO]   PERFORMANCE


The following bar charts show each Fund's performance and give you some indication of the risks of investing in the Fund. They assume reinvestment of dividends and distributions.


The Average Annual Total Return tables show the risk of investing in a Fund by comparing the Fund's performance with that of an appropriate benchmark index. The tables also show the effect of taxes on the Funds' returns by presenting after-tax returns. These returns are calculated using the highest individual federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "Return After Taxes on Distributions and Sale of Fund Shares" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning shares through tax-deferred accounts, such as IRAs or 401(k) plans. The returns assume reinvestment of dividends and distributions. Remember that a Fund's past performance (before or after taxes) is not necessarily an indication of how it will perform in the future. Because the Alger Technology Institutional Fund and the Alger Core Fixed-Income Institutional Fund are new funds, no performance history is provided for them. However, the indexes to which their performance will be compared in the future are described below.


Each index used in the tables is a broad index designed to track a particular market or market segment. No expenses, fees or taxes are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest on the underlying securities that make up the respective index. Investors cannot invest directly in any index.

o Russell 1000 Growth Index: An index of common stocks designed to track performance of large-capitalization companies with greater than average growth orientation.

o Russell 2000 Growth Index: An index of common stocks designed to track performance of small-capitalization companies with greater than average growth orientation.

o Russell 3000 Growth Index: An index of common stocks designed to track performance of companies with greater than average growth orientation in general.

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o     Russell Midcap Growth Index: An index of common stocks designed to track performance of medium-capitalization companies with greater than average growth orientation.


o Lehman Brothers Government/Credit Bond Index: An index designed to track performance of government and corporate bonds.

o ML Technology 100 Index:An index of common stocks designed to track the performance of stocks issued by technology-related companies.*

o Lehman Brothers Intermediate U.S. Government/Credit Bond Index: An index designed to track performance of bonds issued by U.S. Treasury, government agency and corporate issuers with a maturity of 1-10 years.**

* The performance of the Alger Technology Institutional Fund will be compared with this index in the future.

** The performance of the Alger Core Fixed-Income Institutional Fund will be compared with this index in the future.


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              [ALGER SMALLCAP GROWTH INSTITUTIONAL FUND BAR CHART]

ALGER SMALLCAP GROWTH INSTITUTIONAL FUND
Annual Total Return as of December 31 (%)

Class R

                                                               BEST QUARTER:
                                                             Q4 2004    15.37%

                                                               WORST QUARTER:
                                                             Q3 2004    -7.72%
         04         05
       -----      -----
       15.89      15.44


Average Annual Total Return as of December 31, 2005

                                                                        Since
                                                                      Inception
Class R                                                  1 Year       (1/27/03)
--------------------------------------------------------------------------------
SmallCap Growth
Return Before Taxes                                      15.44%         25.19%
Return After Taxes on Distributions                      15.44%         25.21%
Return After Taxes on Distributions and Sale of Fund
   Shares                                                10.04%         22.04%
Russell 2000 Growth Index                                 4.15%         22.45%


               [ALGER MIDCAP GROWTH INSTITUTIONAL FUND BAR CHART]

ALGER MIDCAP GROWTH INSTITUTIONAL FUND
Annual Total Return as of December 31 (%)

Class R

                                                               BEST QUARTER:
                                                             Q4 2004    15.24%

                                                              WORST QUARTER:
                                                             Q3 2004    -7.99%
         04        05
       -----      ----
       11.53      9.75


Average Annual Total Return as of December 31, 2005

                                                                        Since
                                                                      Inception
Class R                                                  1 Year       (1/27/03)
--------------------------------------------------------------------------------
MidCap Growth
Return Before Taxes                                       9.75%         22.61%
Return After Taxes on Distributions                       6.35%         21.23%
Return After Taxes on Distributions and Sale of Fund
   Shares                                                 6.88%         19.05%
Russell Midcap Growth Index                              12.11%         23.67%

              [ALGER LARGECAP GROWTH INSTITUTIONAL FUND BAR CHART]

ALGER LARGECAP GROWTH INSTITUTIONAL FUND
Annual Total Return as of December 31 (%)

Class R

                                                               BEST QUARTER:
                                                             Q4 2004    10.29%

                                                              WORST QUARTER:
                                                             Q3 2004    -7.75%

         04         05
       -----      -----
        4.19      11.22


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005

                                                                        Since
                                                                      Inception
Class R                                                  1 Year       (1/27/03)
--------------------------------------------------------------------------------
LargeCap Growth
Return Before Taxes                                      11.22%         17.38%
Return After Taxes on Distributions                      11.22%         17.40%
Return After Taxes on Distributions and Sale of Fund
   Shares                                                 7.29%         15.10%
Russell 1000 Growth Index                                 5.27%         14.39%


           [ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND BAR CHART]

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Annual Total Return as of December 31 (%)

Class R

                                                               BEST QUARTER:
                                                             Q4 2004    13.48%

                                                              WORST QUARTER:
                                                             Q3 2004   -10.25%

         04         05
       -----      -----
        7.45      14.19


Average Annual Total Return as of December 31, 2005

                                                                        Since
                                                                      Inception
Class R                                                  1 Year       (1/27/03)
--------------------------------------------------------------------------------
Capital Appreciation
Return Before Taxes                                      14.19%         18.76%
Return After Taxes on Distributions                      14.19%         18.78%
Return After Taxes on Distributions and Sale of Fund
   Shares                                                 9.22%         16.32%
Russell 3000 Growth Index                                 5.17%         14.94%

                 [ALGER BALANCED INSTITUTIONAL FUND BAR CHART]

ALGER BALANCED INSTITUTIONAL FUND
Annual Total Return as of December 31 (%)

Class R

                                                               BEST QUARTER:
                                                             Q4 2004     6.11%

                                                              WORST QUARTER:
                                                             Q3 2004    -3.90%

         04        05
       -----      ----
        3.05      7.47


Average Annual Total Return as of December 31, 2005

                                                                        Since
                                                                      Inception
Class R                                                  1 Year       (1/27/03)
--------------------------------------------------------------------------------
Balanced
Return Before Taxes                                       7.47%          9.67%
Return After Taxes on Distributions                       4.94%          8.56%
Return After Taxes on Distributions and Sale of Fund
   Shares                                                 5.22%          7.79%
Russell 1000 Growth Index                                 5.27%         14.39%
Lehman Gov't/Credit Bond Index                            2.36%          3.88%


        [ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL FUND BAR CHART]

ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL FUND
Annual Total Return as of December 31 (%)

Class R

                                                               BEST QUARTER:
                                                             Q4 2004    12.29%

                                                              WORST QUARTER:
                                                             Q3 2004    -9.71%

         04         05
       -----      -----
        7.15      15.28


Average Annual Total Return as of December 31, 2005

                                                                        Since
                                                                      Inception
Class R                                                  1 Year       (1/27/03)
--------------------------------------------------------------------------------
Socially Responsible Growth
Return Before Taxes                                      15.28%         18.41%
Return After Taxes on Distributions                      11.85%         16.90%
Return After Taxes on Distributions and Sale of Fund
   Shares                                                10.62%         15.33%
Russell 3000 Growth Index                                 5.17%         14.94%

[LOGO]   FEES AND EXPENSES


Investors incur certain fees and expenses in connection with an investment in the Funds. The following table shows the fees and expenses that you may incur if you buy and hold Class R shares of the Funds. There are no sales charges on purchases or redemptions. The numbers below are based on each Fund's expenses during its fiscal year ended October 31, 2005.

                                                                    ANNUAL FUND OPERATING EXPENSES
                                                               (as a percentage of average net assets)
                             SHAREHOLDER FEES                                                   Total Fund   Fee Waiver
                                (fees paid                               Shareholder              Annual       and/or
                               directly from   Management  Distribution   Servicing    Other     Operating     Expense        Net
                             your investment)     Fees      (12b-1)Fees     Fees      Expenses   Expenses   Reimbursement  Expenses
------------------------------------------------------------------------------------------------------------------------------------
ALGER SMALLCAP GROWTH
INSTITUTIONAL FUND                 None           .85%         .50%         .25%        .08%       1.68%         N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------
ALGER MIDCAP GROWTH
INSTITUTIONAL FUND                 None           .80%         .50%         .25%        .05%       1.60%         N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------
ALGER LARGECAP GROWTH
INSTITUTIONAL FUND                 None           .75%         .50%         .25%        .07%       1.57%         N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------
ALGER CAPITAL APPRECIATION
INSTITUTIONAL FUND                 None           .85%         .50%         .25%        .07%       1.67%         N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------
ALGER TECHNOLOGY
INSTITUTIONAL FUND                 None           .85%         .50%         .25%        .90%**     2.50%         .75%**     1.75%
------------------------------------------------------------------------------------------------------------------------------------
ALGER CORE FIXED-INCOME
INSTITUTIONAL FUND                 None          .375%         .50%         .25%       .905%+      2.03%         .93%+      1.10%
------------------------------------------------------------------------------------------------------------------------------------
ALGER BALANCED
INSTITUTIONAL FUND                 None           .75%         .50%         .25%       1.06%       2.56%         .81%*      1.75%
------------------------------------------------------------------------------------------------------------------------------------
ALGER SOCIALLY RESPONSIBLE
GROWTH INSTITUTIONAL FUND          None           .75%         .50%         .25%        .98%       2.48%         .73%*      1.75%

* Other Expenses are based upon estimated amounts for the current fiscal year. The Manager has contractually agreed to waive its fee and/or reimburse Fund expenses through February 28, 2007 to the extent necessary to limit the annual operating expenses of Class R Shares of the Fund to 1.75%.

** Other Expenses are based upon estimated amounts assuming net assets of $20 million. The Manager has contractually agreed to waive its fee and/or reimburse Fund expenses through February 28, 2007 to the extent necessary to limit the annual operating expenses of Class R Shares of the Fund to 1.75%.

+ Other Expenses are based upon estimated amounts assuming net assets of $20 million. The Manager has contractually agreed to waive its fee and/or reimburse Fund expenses through February 28, 2007 to the extent necessary to limit the annual operating expenses of Class R Shares of the Fund to 1.10%.


EXAMPLE

The following example, which reflects the shareholder fees and operating expenses listed above, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class R shares of a Fund for the time periods indicated, regardless of whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 Year       3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
ALGER SMALLCAP GROWTH
INSTITUTIONAL FUND                $  171       $   530     $   913     $  1,987
--------------------------------------------------------------------------------
ALGER MIDCAP GROWTH
INSTITUTIONAL FUND                $  163       $   505     $   871     $  1,900
--------------------------------------------------------------------------------
ALGER LARGECAP GROWTH
INSTITUTIONAL FUND                $  160       $   496     $   855     $  1,867
--------------------------------------------------------------------------------
ALGER CAPITAL APPRECIATION
INSTITUTIONAL FUND                $  170       $   526     $   907     $  1,976
--------------------------------------------------------------------------------
ALGER TECHNOLOGY
INSTITUTIONAL FUND*               $  178       $   707     $ 1,263     $    779
--------------------------------------------------------------------------------
ALGER CORE FIXED-INCOME
INSTITUTIONAL FUND*               $  112       $   547     $ 1,007     $  2,284
--------------------------------------------------------------------------------
ALGER BALANCED
INSTITUTIONAL FUND*               $  178       $   719     $ 1,288     $  2,835
--------------------------------------------------------------------------------
ALGER SOCIALLY RESPONSIBLE
GROWTH INSTITUTIONAL FUND*        $  178       $   703     $ 1,255     $  2,761

* Absent first-year fee waivers and reimbursements, your costs would be as follows:

                                  1 Year       3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
ALGER TECHNOLOGY
INSTITUTIONAL FUND                $  253       $   779     $ 1,331     $  2,836
--------------------------------------------------------------------------------
ALGER CORE FIXED-INCOME
INSTITUTIONAL FUND                $  206       $   637     $ 1,093     $  2,358

ALGER BALANCED
INSTITUTIONAL FUND                $  259       $   796     $ 1,360     $  2,895
--------------------------------------------------------------------------------
ALGER SOCIALLY RESPONSIBLE
GROWTH INSTITUTIONAL FUND         $  251       $   773     $ 1,321     $  2,816

Each Fund may compensate certain entities (other than the Distributor, Fred Alger & Company, Incorporated, and its affiliates) for providing recordkeeping and/or administrative services to participating institutional accounts holding Class R shares at an annual rate of up to 0.25% of the net asset value of Class R shares of the Fund held by those accounts. The Distributor may pay additional compensation from its own resources to other organizations that also provide servicing and/or maintenance of shareholder accounts.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS


SECURITIES RATINGS

Fixed-income securities rated below "investment grade" -- a term that refers to the top four rating categories by an NRSRO -- are sometimes referred to as "high yield" securities because of their typically higher yields or as "junk bonds" because of their lower credit quality and more speculative character. The Balanced Fund and the Core Fixed-Income Fund may invest in such lower-rated securities to achieve higher yields only if the securities are rated in one of the two categories just below investment grade (BB and B of Standard & Poor's, Fitch, and Dominion, Ba and B of Moody's, bb and b of A.M. Best). See the Appendix to the SAI for a fuller discussion of the rating categories.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES.

Rising interest rates tend to extend the duration of mortgage-backed and asset-backed securities, making them more sensitive to interest rate movements. As a result, in a period of rising interest rates, a fund that holds mortgage-backed and asset-backed securities may exhibit additional volatility. In addition, mortgage-backed and asset-backed securities are subject to prepayment risk. For example, when interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates.

OPTIONS

A call option on a security gives the purchaser of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option on a security gives the holder of the option, in return for the premium paid, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The writer, who receives the premium, is obligated upon exercise of the option to buy the underlying security at the exercise price. An option on a stock index gives the holder the right to receive a cash settlement during the term of the option based on the amount, if any, by which the exercise price exceeds (if the option is a put) or is exceeded by (if the option is a call) the current value of the index, which is itself a function of the market values of the securities included in the index. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

A Fund may purchase a put option on a portfolio security to seek to protect against a decline in the market value of the security, or, if the Fund contemplates purchasing a security in the future, purchase a call option on the security in anticipation of an increase in the security's market value. When a Fund writes an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option generally will expire unexercised and the Fund will realize as profit the premium it received. When a call option writ-ten by a Fund is exercised, the Fund will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities' value above that price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of their market value.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Price movements in a Fund's portfolio securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend in part on the ability of the Manager to predict correctly movements in the direction of a particular market or of the stock market generally. Because options on indexes require settlement in cash, the Fund might be forced to liquidate portfolio securities to meet settlement obligations.

FOREIGN SECURITIES

Investing in foreign securities involves risks related to the political, social and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, less liquidity, undiversified and immature economic structures, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks.

U.S. GOVERNMENT SECURITIES

U.S. Government Obligations are bills, notes, bonds and other fixed-income securities issued by the U.S. Treasury; they are direct obligations of the U.S. Government and differ mainly in the length of their maturities. U.S. Government Agency Securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS


In times of adverse or unstable market, economic or political conditions, each Fund may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or money market instruments) for temporary defensive reasons. This is to attempt to protect the Fund's assets from a temporary, unacceptable risk of loss, rather than directly to promote the Fund's investment objective. A Fund may also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. A Fund may not achieve its investment objective while in a temporary defensive or interim position.

Other securities the Funds may invest in are discussed in the Funds' Statement of Additional Information (see back cover of this Prospectus).

[LOGO]   MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003


The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/05) approximately $7.6 billion in mutual fund assets as well as $1.6 billion in other assets. The Manager has managed each Fund since its inception. Pursuant to investment advisory contracts with the Funds, the Manager makes investment decisions for the Funds and continuously reviews and administers their investment programs. These management responsibilities are subject to the supervision of the Board of Trustees. A discussion of the Trustees' basis for approving each advisory contract is available in the Funds' annual report to shareholders for the fiscal year ended October 31, 2005. The Funds pay the Manager fees at the following annual rates based on a percentage of average daily net assets: SmallCap Growth, Technology and Capital Appreciation--.85%; MidCap Growth--.80%; Balanced, Socially Responsible Growth and LargeCap Growth--.75%; Core Fixed-Income--.375%.


PORTFOLIO MANAGERS


Fred M. Alger III is the chief market strategist for all Funds. Mr Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the Funds prior to 1995. Dan C. Chung, CFA, Jill Greenwald, CFA, Patrick Kelly, CFA, Kevin Collins, CFA, John A. Curry, Anne Meisner, Thomas Mulle, CFA, and Andrew Silverberg are the individuals responsible for the day-to-day management of Fund investments. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts that they manage, and their ownership of securities of the Fund(s) that they manage.

o Mr. Chung, manager of the MidCap Growth Fund since September 2001 and of the LargeCap Growth Fund since September 2004, and co-manager of the LargeCap Growth Fund from September 2001 to September 2004, of the Balanced Fund from September 2001 to September 2003 and of the new Technology Fund, has been employed by the Manager since 1994, as a Vice President and Analyst from 1996 to 1999, as a Senior Vice President and Senior Analyst until 2000, as an Executive Vice President until September 2003, as portfolio manager since 2000, as Chief Investment Officer since 2001 and as President since September 2003.

o Ms. Greenwald, manager of the SmallCap Growth Fund since November 2001, has been employed by the Manager as a Senior Vice President and portfolio manager since November 2001, prior to which she was employed by the Manager as an Analyst and later a Senior Analyst from 1986 to 1992, as a Managing Director and senior portfolio manager at Chase Manhattan Bank from 1994 through 1999 and as a Senior Vice President and Investment Officer at J & W Seligman & Co. from 1999 until November 2001.

o Mr. Kelly, manager of Capital Appreciation Fund and Socially Responsible Growth Fund since October 2005, has been employed by the Manager as a research associate from July 1999 to February 2001, as an Assistant Vice President and Associate Analyst from February 2001 to September 2001, as a Vice President and Senior Analyst from September 2001 to September 2004, and as a Senior Vice President and portfolio manager since September 2004.

o Mr. Collins, co-manager of the Balanced Fund since September 2003, has been employed by the Manager as a Senior Vice President, portfolio manager and Senior Analyst since September 2003, prior to which period he was employed by the Manager as an Analyst and later as a Vice President and Senior Analyst from 1996 until September 2003.

o Mr. Curry, co-manager of the Balanced Fund since December 2004 and manager of the new Core Fixed-Income Fund, has been employed by the Manager as a Vice President and portfolio manager since December 2004. Mr. Curry was previously Vice President at Janney Montgomery Scott, LLC (September 2003 to December 2004), prior to which he was a portfolio manager for Whitehall Asset Management's fixed-income institutional and retail assets (March 1999 to March 2003) and a portfolio manager at UBS Global Asset Management within the firm's institutional fixed-income assets division (July 1995 to February 1999).

o Ms. Meisner, co-manager of the new Technology Fund, has been employed by the Manager as a Vice President and Senior Analyst from May 2005; prior thereto, she was Managing Director of the Active Equity Group at Deutsche Asset Management/Scudder Investments from 200x, before which she was Vice President of Global Investment Research at Goldman Sachs & Co.

o Mr. Mulle, co-manager of the new Technology Fund, has been employed by the Manager as a Vice President and Senior Analyst from February 2005; prior thereto, he was an equity analyst and portfolio manager at Alkeon Capital Management from 2001, before which he was an equity analyst at CIBC Oppenheimer from 1999.

o Mr. Silverberg, assistant portfolio manager of the MidCap Growth Fund since September 2003, has been employed by the Manager as a Vice President and Senior Analyst since December 2004, as an analyst from October 2001 to December 2004 and as an Assistant Vice President from September 2002 to December 2004, prior to which he was a research Analyst at Mark Asset Management Corporation from June 1999 until September 2001 and a research intern at MBF Capital Corporation from September 1999 until June 1999.

LEGAL PROCEEDINGS


The Manager has responded to inquiries, document requests and/or subpoenas from regulatory authorities, including the United States Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General, the Attorney General of New Jersey, and the West Virginia Securities Commissioner, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading."

On December 16, 2005, the Manager received from the staff of the SEC a "Wells notice" which indicated that the staff intends to recommend that the SEC bring civil enforcement action for possible violations of the federal securities laws. "Wells notices" also have been sent to Fred Alger & Company, Incorporated ("Alger Inc."), the Distributor of the Alger-sponsored mutual funds, and its parent company as well as certain present and former members of the senior management of the Manager and Alger Inc. The Wells notices arose out of the SEC staff's ongoing investigation of market timing and late trading practices in the mutual fund industry. The Manager and the other recipients have the opportunity to respond to the staff before the staff makes a formal recommendation. The Manager and Alger Inc. submitted responses to the staff in January 2006.

On August 31, 2005, the West Virginia Securities Commissioner in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing concluded that the Manager and Alger Inc. had violated the West Virginia Uniform Securities Act, and ordered the Manager and Alger Inc. to cease and desist from further violations of the Act by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the Commissioner. Other firms unaffiliated with the Manager were served with similar orders. The Manager and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager (the "Alger Mutual Funds"), including the Trust, and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases -- a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") -- were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005 a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court.

The Derivative Complaint alleged (i) violations, by the Manager and, depending on the specific offense alleged, by Alger Inc. and/or the fund trustee defendants, of

Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940 (the "Investment Company Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by the Manager, Alger Inc., their affiliates, the funds named as defendants, including the Trust, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934 (the "1934 Act"), and Section 34(b) of the Investment Company Act of 1940, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants. The West Virginia Attorney General action also alleges violations of the West Virginia Consumer Credit and Protection Act and other wrongful conduct.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the Investment Company Act (as to which the court deferred ruling with respect to the Alger Mutual Fund Trustees), with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. Orders implementing the letter rulings were entered in February 2006 and various motions for reconsideration of the letter rulings have been or are in the process of being filed.

The Manager does not believe that the Alger Mutual Funds are themselves targets of the regulatory investigations as potential enforcement defendants.

The SEC and, in some cases, state government authorities have a variety of administrative and civil enforcement powers, including injunctive powers, authority to assess fines and penalties and order restitution, authority to limit the activities of a person or company and other enforcement powers, that may be exercised administratively or through the courts.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Manager or Alger Inc., those entities would, in the absence of exemptive relief granted by the SEC, be barred from serving as investment adviser/sub-adviser or distributor for any registered investment company, including the Trust. While exemptive relief from Section 9(a) has been granted in certain other cases, there is no assurance that such exemptive relief would be granted if sought. In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased redemptions from the Funds, loss of personnel of the Manager, diversion of time and attention of the Manager's personnel, diminishment of financial resources of the Manager, or other consequences potentially adverse to the Trust. The Manager cannot predict the potential effect of such actions upon the Manager or the Trust. There can be no assurance that the effect, if any, would not be material.

[LOGO]   SHAREHOLDER INFORMATION

DISTRIBUTOR
Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT
State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA  02266-8480

NET ASSET VALUE

The value of one share is its "net asset value," or NAV. The NAV is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.


The Funds generally value their assets on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Board of Trustees. Short-term money market instruments held by the Funds are normally valued on the basis of amortized cost.

In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Fund. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, that the Manager believes has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.


--------------------------------------------------------------------------------

NAV (NET ASSET VALUE) OF A CLASS OF SHARES IS COMPUTED BY ADDING TOGETHER THE VALUE ALLOCABLE TO THE CLASS OF THE FUND'S INVESTMENTS PLUS CASH AND OTHER ASSETS, SUBTRACTING APPLICABLE LIABILITIES AND THEN DIVIDING THE RESULT BY THE NUMBER OF OUTSTANDING SHARES OF THE CLASS.

--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS


All Funds other than the Alger Core Fixed-Income Institutional Fund declare and pay dividends and distributions annually. The Alger Core Fixed-Income Institutional Fund declares and pays dividends monthly. It is expected that annual distributions to shareholders will consist primarily of capital gains in the case of each Fund other than Alger Core Fixed-Income Institutional Fund and Alger Balanced Institutional Fund, which are expected to have distributions consisting of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of a Fund because of the classes' differing expenses.


Capital gains may be taxable to you at different rates, depending upon how long the Fund held the securities that it sold to create the gains (rather than the length of time you have held shares of the Fund); net investment income is taxable as ordinary income. Participants in tax-deferred accounts ordinarily will not be subject to taxation on dividends from net investment income and net realized capital gains until they receive a distribution of the dividends from their plan accounts.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Funds.

CLASSES OF FUND SHARES

Each Fund offers two classes of shares: Class I shares and Class R shares. Only Class R shares are offered in this prospectus. Both classes are offered only to institutional investors including, but not limited to, qualified pension and retirement plans. The classes differ in that, pursuant to a plan adopted under Rule 12b-1 under the Investment Company Act, only Class R shares pay a distribution fee out of their assets on an ongoing basis to compensate financial intermediaries for distribution assistance and shareholder services. Over time, these fees will increase the cost of an investment in Class R shares and may cost an investor more than paying other types of sales charges. The expenses of Class I shares will be less than those of Class R shares.

PURCHASING AND REDEEMING FUND SHARES


The Funds are an investment vehicle for institutional investors, such as corporations, foundations, and trusts managing various types of employee benefit plans, as well as charitable, religious and educational institutions. Typical institutional investors include banks, insurance companies, broker-dealers, investment advisers, investment companies, qualified pension and profit-sharing plans, non-qualified deferred compensation plans, trusts funding charitable, religious and educational institutions and investors who invest through such institutions (or through an organization that processes investor orders on behalf of such institutions) and do so by paying a management, consulting or other fee to such institutions for the right to invest. Class R shares are currently available to retirement and benefit plans and other institutional investors which place orders through financial intermediaries that perform administrative and/or other services for these accounts and that have entered into special arrangements with the Funds and/or the Distributor specifically for such orders. Class R Shares are generally not available to retail, traditional, simple and Roth IRAs, Coverdell Educational Savings, SEPs, SAR SEPs, [and] individual 403(b) and individual 529 tuition accounts.

The Funds' shares can be purchased or redeemed on any day the New York Stock Exchange is open. Orders will be processed at the NAV next calculated after a purchase or redemption request is received in good order by the transfer agent or other agent appointed by the Distributor. All orders for purchase of shares are subject to acceptance or rejection by the Funds or their transfer agent. The transfer agent pays for redemptions within seven days after it accepts a redemption request.


Each Fund may redeem some shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash.


EXCHANGES


You can exchange shares of a Fund for shares of another Fund, subject to certain restrictions. Shares of the Funds can be exchanged or redeemed via telephone under certain circumstances. The Trust and Transfer Agent have reasonable procedures in place to determine that telephone instructions are genuine. They include requesting personal identification and recording calls. If the Trust and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions. For more information on telephone exchanges and redemptions, contact the Transfer Agent.

OTHER PURCHASE AND EXCHANGE LIMITATIONS

If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in the Trust through an administrator or trustee (iAdministratori) that maintains a master or iomnibusi account with the Trust for trading on behalf of retirement plans and their participants, the Administrator may apply purchase and exchange limitations which are different than the limitations discussed herein. These limitations may be more or less restrictive than the limitations imposed by the Trust. Consult with your Administrator to determine what purchase and exchange limitations may be applicable to your transactions in the Trust through your retirement plan.


MARKET TIMING POLICIES AND PROCEDURES


Each of the equity portfolios invests predominantly in U.S.-traded, highly liquid securities for which current New York market-closing prices are readily available on a daily basis at the time as of which the Funds price their portfolios and determine NAV per share. As a result, the Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from "stale" pricing. Nonetheless, the Funds recognize that in certain circumstances active in-and-out trading by Fund shareholders, for whatever reason implemented, may be attempted and may, if carried out on a large scale, impose burdens on the Funds' portfolio managers, interfere with the efficient management of a portfolio, increase the portfolio's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the portfolio and its other shareholders. The Funds therefore discourage market timing, and to the extent possible monitor for market timing patterns in each of the portfolios.

The Board of Trustees has determined that a Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, in its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in Fund shares (with the exception of shares of the Money Market Fund) or shares of other funds sponsored by the Manager that is detrimental to the fund involved.

In order to detect significant market timing, the Manager will, among other things, monitor overall subscription, redemption and exchange activity; isolate significant daily activity, and significant activity relative to existing account sizes to determine if there appears to be market timing activity in an individual portfolio. While the Funds might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts or through insurance company separate accounts or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts, the Manager attempts to monitor these activities in omnibus accounts and will contract with broker-dealers that sell shares of the Funds and entities that hold omnibus accounts with its mutual funds to seek to discourage, detect and prevent market timing and active trading. There is no guarantee that the Funds' efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful. In addition, the Funds' policies against market timing and active trading may in some cases interfere with or delay implementation of legitimate investment decisions made by shareholders seeking to purchase or redeem shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures relating to disclosure of the Fundsi portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Fundsi shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Fundsi fiscal quarter.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer ser-vice centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about a Fundis holdings is permitted, a confidentiality agreement approved by the Manageris legal and compliance department must also be approved by the Fundsi Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fundis holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.


[LOGO]   FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the periods shown from the year ended October 31, 2002 forward has been audited by Ernst &Young LLP whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request; information for periods prior thereto has been audited by Arthur Andersen LLP.

                      [This page intentionally left blank]

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                                    Income from
                                                               Investment Operations
                                                            --------------------------
                                                                               Net
                                                                          Realized and                                  Net
                                                Net Asset        Net       Unrealized       Total     Distributions    Asset
                                                  Value,     Investment       Gain          from           from        Value,
                                                Beginning      Income      (Loss) on     Investment    Net Realized    End of
                                                of Period   (Loss)(iii)    Investments   Operations       Gains        Period
                                                ---------   -----------   ------------   ----------   -------------   -------
ALGER LARGECAP GROWTH INSTITUTIONAL FUND (i)

CLASS I
Year ended 10/31/05 .........................    $ 10.86      $  0.04        $  1.66       $  1.70       $    --      $ 12.56
Year ended 10/31/04 .........................      10.71        (0.06)          0.21          0.15            --        10.86
Year ended 10/31/03 .........................       8.70        (0.03)          2.04          2.01            --        10.71
Year ended 10/31/02 .........................      11.63        (0.03)         (2.90)        (2.93)           --         8.70
Year ended 10/31/01 .........................      17.15        (0.03)         (4.50)        (4.53)        (0.99)       11.63

CLASS R
Year ended 10/31/05 .........................    $ 10.76      $ (0.03)       $  1.66       $  1.63       $    --      $ 12.39
Year ended 10/31/04 .........................      10.66        (0.12)          0.22          0.10            --        10.76
From 1/27/03 to 10/31/03(ii)(iv) ............       8.12        (0.06)          2.60          2.54            --        10.66

ALGER SMALLCAP GROWTH INSTITUTIONAL FUND

CLASS I
Year ended 10/31/05 .........................    $ 16.07      $ (0.14)       $  4.04       $  3.90       $    --      $ 19.97
Year ended 10/31/04 .........................      15.10        (0.16)          1.13          0.97            --        16.07
Year ended 10/31/03 .........................      10.97        (0.12)          4.25          4.13            --        15.10
Year ended 10/31/02 .........................      13.35        (0.13)         (2.25)        (2.38)           --        10.97
Year ended 10/31/01 .........................      23.78        (0.08)        (10.35)       (10.43)           --        13.35

CLASS R
Year ended 10/31/05 .........................    $ 15.93      $ (0.22)       $  4.03       $  3.81       $    --      $ 19.74
Year ended 10/31/04 .........................      15.05        (0.25)          1.13          0.88            --        15.93
From 1/27/03 to 10/31/03(ii)(iv) ............      10.72        (0.14)          4.47          4.33            --        15.05

ALGER MIDCAP GROWTH INSTITUTIONAL FUND

CLASS I
Year ended 10/31/05 .........................    $ 15.38      $ (0.11)       $  2.55       $  2.44       $ (0.25)     $ 17.57
Year ended 10/31/04 .........................      14.78        (0.13)          0.73          0.60            --        15.38
Year ended 10/31/03 .........................      10.76        (0.11)          4.13          4.02            --        14.78
Year ended 10/31/02 .........................      13.34        (0.10)         (2.48)        (2.58)           --        10.76
Year ended 10/31/01 .........................      17.53        (0.08)         (3.44)        (3.52)        (0.67)       13.34

CLASS R
Year ended 10/31/05 .........................    $ 15.25      $ (0.19)       $  2.53       $  2.34       $ (0.25)     $ 17.34
Year ended 10/31/04 .........................      14.73        (0.21)          0.73          0.52            --        15.25
From 1/27/03 to 10/31/03(ii)(iv) ............      10.25        (0.14)          4.62          4.48            --        14.73

----------
(i) Prior to March 1, 2002, the Alger LargeCap Growth Institutional Fund was the Alger Growth Retirement Portfolio.

(ii)  Commenced operations January 27, 2003.

(iii) Amount was computed based on average shares outstanding during the period.

(iv)  Ratios have been annualized; total return has not been annualized.

                                                                      Ratios/Supplemental Data
                                                          -------------------------------------------------
                                                              Net       Ratio of   Ratio of Net
                                                             Assets,    Expenses    Investment
                                                             End of        to         Income
                                                             Period     Average     (Loss) to     Portfolio
                                                  Total      (000's       Net         Average      Turnover
                                                 Return     omitted)     Assets     Net Assets      Rate
                                                 ------   -----------   --------   ------------   ---------
ALGER LARGECAP GROWTH INSTITUTIONAL FUND (i)

CLASS I
Year ended 10/31/05 .........................      15.7%  $    86,725     1.08%         0.31%       249.06%
Year ended 10/31/04 .........................       1.4        88,098     1.13         (0.51)       191.48
Year ended 10/31/03 .........................      23.1        91,588     1.14         (0.31)       255.49
Year ended 10/31/02 .........................     (25.2)      108,660     1.14         (0.24)       202.07
Year ended 10/31/01 .........................     (27.5)       97,308     1.09         (0.20)        89.54

CLASS R
Year ended 10/31/05 .........................      15.2%  $     3,826     1.57%        (0.29)%      249.06%
Year ended 10/31/04 .........................       0.9         2,493     1.64         (1.05)       191.48
From 1/27/03 to 10/31/03(ii)(iv) ............      31.3           133     1.62         (0.84)       255.49

ALGER SMALLCAP GROWTH INSTITUTIONAL FUND

CLASS I
Year ended 10/31/05 .........................      24.3%  $    71,224     1.20%        (0.77)%      116.16%
Year ended 10/31/04 .........................       6.4        69,788     1.25         (1.03)       135.80
Year ended 10/31/03 .........................      37.7        93,300     1.24         (0.99)       139.97
Year ended 10/31/02 .........................     (17.8)       62,780     1.25         (1.01)       138.01
Year ended 10/31/01 .........................     (43.9)       86,790     1.19         (0.46)       191.89

CLASS R
Year ended 10/31/05 .........................      23.9%  $     2,487     1.68%        (1.20)%      116.16%
Year ended 10/31/04 .........................       5.8           284     1.75         (1.55)       135.80
From 1/27/03 to 10/31/03(ii)(iv) ............      40.4            70     1.74         (1.49)       139.97

ALGER MIDCAP GROWTH INSTITUTIONAL FUND

CLASS I
Year ended 10/31/05 .........................      16.0%  $ 1,093,486     1.10%        (0.64)%      237.74%
Year ended 10/31/04 .........................       4.1       839,273     1.15         (0.87)       190.93
Year ended 10/31/03 .........................      37.4       540,742     1.17         (0.89)       217.33
Year ended 10/31/02 .........................     (19.3)      215,727     1.17         (0.81)       284.69
Year ended 10/31/01 .........................     (20.6)      217,153     1.13         (0.51)       130.93

CLASS R
Year ended 10/31/05 .........................      15.4%  $    22,127     1.60%        (1.15)%      237.74%
Year ended 10/31/04 .........................       3.5        12,000     1.65         (1.37)       190.93
From 1/27/03 to 10/31/03(ii)(iv) ............      43.7           790     1.66         (1.40)       217.33

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                                    Income from
                                                               Investment Operations
                                                            --------------------------
                                                                               Net
                                                                          Realized and
                                                Net Asset        Net       Unrealized       Total      Dividends   Distributions
                                                  Value,     Investment       Gain          from       from Net         from
                                                Beginning      Income      (Loss) on     Investment   Investment    Net Realized
                                                of Period   (Loss)(iii)    Investments   Operations     Income         Gains
                                                ---------   -----------   ------------   ----------   ----------   -------------
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

CLASS I
Year ended 10/31/05 .........................    $ 11.05      $    --        $  2.23       $  2.23      $    --       $    --
Year ended 10/31/04 .........................      11.06        (0.10)          0.09         (0.01)          --            --
Year ended 10/31/03 .........................       8.97        (0.06)          2.15          2.09           --            --
Year ended 10/31/02 .........................      11.66        (0.08)         (2.61)        (2.69)          --            --
Year ended 10/31/01 .........................      18.12        (0.03)         (6.37)        (6.40)          --         (0.06)

CLASS R
Year ended 10/31/05 .........................    $ 10.95      $ (0.06)       $  2.20       $  2.14      $    --       $    --
Year ended 10/31/04 .........................      11.01        (0.16)          0.10         (0.06)          --            --
From 1/27/03 to 10/31/03(ii)(iv) ............       8.36        (0.08)          2.73          2.65           --            --

ALGER BALANCED INSTITUTIONAL FUND

CLASS I
Year ended 10/31/05 .........................    $  7.50      $  0.07        $  0.67       $  0.74      $ (0.07)      $( 0.18)
Year ended 10/31/04 .........................       7.41         0.02           0.07          0.09           --            --
Year ended 10/31/03 .........................       6.67        (0.01)          0.75          0.74           --            --
Year ended 10/31/02 .........................       8.20        (0.39)         (1.14)        (1.53)          --            --
From 12/4/00 to 10/31/01(i)(iv) .............      10.00        (0.11)         (1.69)        (1.80)          --            --

CLASS R
Year ended 10/31/05 .........................    $  7.43      $  0.03        $  0.67       $  0.70      $ (0.05)      $ (0.18)
Year ended 10/31/04 .........................       7.38        (0.02)          0.07          0.05           --            --
From 1/27/03 to 10/31/03(ii)(iv) ............       6.43        (0.04)          0.99          0.95           --            --

ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL FUND

CLASS I
Year ended 10/31/05 .........................    $  5.37      $ (0.01)       $  1.05       $  1.04      $    --       $ (0.24)
Year ended 10/31/04 .........................       5.38        (0.05)          0.07          0.02           --         (0.03)
Year ended 10/31/03 .........................       4.43        (0.09)          1.04          0.95           --            --
Year ended 10/31/02 .........................       6.37        (0.77)         (1.17)        (1.94)          --            --
From 12/4/00 to 10/31/01(i)(iv) .............      10.00        (0.30)         (3.33)        (3.63)          --            --

CLASS R
Year ended 10/31/05 .........................    $  5.34      $ (0.05)       $  1.04       $  0.99      $    --       $ (0.24)
Year ended 10/31/04 .........................       5.37        (0.08)          0.08            --           --         (0.03)
From 1/27/03 to 10/31/03(ii)(iv) ............       4.13        (0.08)          1.32          1.24           --            --

----------
(i)   Commenced operations december 4, 2000.

(ii)  Commenced operations January 27, 2003.

(iii) Amount was computed based on average shares outstanding during the period.

(iv)  Ratios have been annualized; total return has not been annualized.

(v)   Amount has been reduced by 1.01% due to expense reimbursement.

(vi)  Amount has been reduced by 0.80% due to expense reimbursement.

(vii) Amount has been reduced by 1.00% due to expense reimbursement.

(viii)Amount has been reduced by 0.81% due to expense reimbursement.

(ix)  Amount has been reduced by 0.90% due to expense reimbursement.

(x)   Amount has been reduced by 0.75% due to expense reimbursement.

(xi)  Amount has been reduced by 0.94% due to expense reimbursement.

(xii) Amount has been reduced by 0.73% due to expense reimbursement.

                                                                                             Ratios/Supplemental Data
                                                                                 -------------------------------------------------
                                                                                    Net         Ratio of    Ratio of Net
                                                                  Net              Assets,      Expenses     Investment
                                                                 Asset             End of          to          Income
                                                                Value,             Period        Average      (Loss) to   Portfolio
                                                     Total      End of   Total     (000's          Net         Average     Turnover
                                                 Distributions  Period  Return    omitted)       Assets      Net Assets     Rate
                                                 -------------  ------  -------  ---------    ------------  ------------  ---------
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
CLASS I
Year ended 10/31/05 ...........................     $    --     $13.28    20.2%  $ 128,646     1.17%             0.04%      148.91%
Year ended 10/31/04 ...........................          --      11.05    (0.1)    124,889     1.23             (0.87)      160.00
Year ended 10/31/03 ...........................          --      11.06    23.3     160,569     1.23             (0.59)      187.72
Year ended 10/31/02 ...........................          --       8.97   (23.1)    132,010     1.23             (0.73)      180.39
Year ended 10/31/01 ...........................       (0.06)     11.66   (35.4)    187,187     1.18             (0.21)      104.17
CLASS R
Year ended 10/31/05 ...........................     $    --     $13.09    19.5%  $   1,073     1.67%            (0.51)%     148.91%
Year ended 10/31/04 ...........................          --      10.95    (0.5)        706     1.73             (1.39)      160.00
From 1/27/03 to 10/31/03(ii)(iv) ..............          --      11.01    31.7          66     1.72             (1.01)      187.72
ALGER BALANCED INSTITUTIONAL FUND
CLASS I
Year ended 10/31/05 ...........................     $ (0.25)    $ 7.99    10.1%  $   1,548     1.25%(vi)         0.90%      211.26%
Year ended 10/31/04 ...........................          --       7.50     1.3       1,435     1.35(v)           0.28       184.21
Year ended 10/31/03 ...........................          --       7.41    11.1       1,409     2.00             (0.15)      149.42
Year ended 10/31/02 ...........................          --       6.67   (18.7)        225     6.72             (5.21)      321.89
From 12/4/00 to 10/31/01(i)(iv) ...............          --       8.20   (18.0)        108     3.13             (1.44)       15.99
CLASS R
Year ended 10/31/05 ...........................     $ (0.23)    $ 7.90     9.6%  $     200     1.75%(viii)      (0.38)%     211.26%
Year ended 10/31/04 ...........................          --       7.43     0.7         166     1.82(vii)        (0.28)      184.21
From 1/27/03 to 10/31/03(ii)(iv) ..............          --       7.38    14.8          58     2.56             (0.74)      149.42
ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL FUND
CLASS I
Year ended 10/31/05 ...........................     $ (0.24)    $ 6.17    19.8%  $   1,505     1.25%(x)         (0.25)%     152.60%
Year ended 10/31/04 ...........................       (0.03)      5.37     0.3       1,277     1.34(ix)         (1.04)      166.03
Year ended 10/31/03 ...........................          --       5.38    21.4       1,277     2.26             (1.69)      187.82
Year ended 10/31/02 ...........................          --       4.43   (30.5)         46    13.48            (13.17)      205.83
From 12/4/00 to 10/31/01(i)(iv) ...............          --       6.37   (36.3)         77     5.31             (4.75)      114.33
CLASS R
Year ended 10/31/05 ...........................     $ (0.24)    $ 6.09    18.9%  $     355     1.75%(xii)       (0.97)%     152.60%
Year ended 10/31/04 ...........................       (0.03)      5.34    (0.1)        107     1.83(xi)         (1.53)      166.03
From 1/27/03 to 10/31/03(ii)(iv) ..............          --       5.37    30.0          66     2.92             (2.29)      187.82

FOR FUND INFORMATION:

BY TELEPHONE:   (800) 992-3362

BY MAIL:        Boston Financial Data Services, Inc.
                Attn: The Alger Institutional Funds
                P.O. Box 8480
                Boston, MA 02260-8480

STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Funds and their policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Funds' toll-free number, at the Funds' website at http://www.alger.com or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the period of the report. You can receive free copies of these reports by calling the Funds' toll-free number, at the Fund's website at http://www.alger.com or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGARdatabase on the SEC's Internet site at http://www.sec.gov.

QUARTERLY FUND HOLDINGS


The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Funds' website at http://www.alger.com or on the SEC's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Funds by calling (800) 992-3362.


DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED

The Alger Institutional Funds

SEC File #811-7986

FRED ALGER & COMPANY, INCORPORATED PRIVACY POLICY

YOUR PRIVACY IS OUR PRIORITY

At Fred Alger & Company, Incorporated ("Alger") we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information ("personal information") entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

OUR PRIVACY POLICY

We believe you should know about Alger's Privacy Policy and how we collect and protect your personal information. This Privacy Policy ("Policy") describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and its affiliates, Fred Alger Management, Inc., Alger National Trust Company and Alger Shareholder Services, Inc. as well as the following funds: The Alger Funds, The Alger Institutional Funds, The Alger American Fund, The China-U.S. Growth Fund, Spectra Fund and Castle Convertible Fund, Inc. We are proud of our Policy and hope you will take a moment to read about it.

INFORMATION WE COLLECT

The type of personal information we collect and use varies depending on the Alger products or services you select.

We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:

o Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

o Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

o Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

SHARING OF PERSONAL INFORMATION

We may share your personal information with our affiliates so that they may process and service your transactions.

However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

o To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

o To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

o To financial institutions that perform marketing services on our behalf or with whom we have joint marketing agreements that provide for the confidentiality of personal information.

OUR SECURITY PRACTICES

We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger's Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information.

Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.

              THIS POLICY STATEMENT IS NOT PART OF THE PROSPECTUS.

[LOGO]

THIS IS NOT PART OF THE PROSPECTUS.
PIFR

[LOGO]  Boston Financial Data Services, Inc.
        Attn: The Alger Institutional Funds
        P.O. Box 8480
        Boston, MA 02266-8480

THIS IS NOT PART OF THE PROSPECTUS.
PIFR

                                    THE ALGER
                               INSTITUTIONAL FUNDS

                              ALGER SMALLCAP GROWTH
                               INSTITUTIONAL FUND

                               ALGER MIDCAP GROWTH
                               INSTITUTIONAL FUND

                              ALGER LARGECAP GROWTH
                               INSTITUTIONAL FUND

                           ALGER CAPITAL APPRECIATION
                               INSTITUTIONAL FUND


                                ALGER TECHNOLOGY
                               INSTITUTIONAL FUND

                             ALGER CORE FIXED-INCOME
                               INSTITUTIONAL FUND


                                 ALGER BALANCED
                               INSTITUTIONAL FUND

                           ALGER SOCIALLY RESPONSIBLE
                            GROWTH INSTITUTIONAL FUND

                                  STATEMENT OF
                                   ADDITIONAL
                                   INFORMATION


                                  MARCH 1, 2006


                                     [LOGO]

                                    THE ALGER
                               INSTITUTIONAL FUNDS

================================================================================


      The Alger Institutional Funds (the "Trust") is a Massachusetts business trust, registered with the Securities and Exchange Commission (the "SEC") as an investment company, that presently offers interests of two classes in the following eight Funds (the "Funds"). Each Fund has distinct investment objectives and policies and a shareholder's interest is limited to the Fund in which the shareholder owns shares. The Funds are:


                      o     Alger SmallCap Growth Institutional Fund

                      o     Alger MidCap Growth Institutional Fund

                      o     Alger LargeCap Growth Institutional Fund

                      o     Alger Capital Appreciation Institutional Fund


                      o     Alger Technology Institutional Fund

                      o     Alger Core Fixed-Income Institutional Fund


                      o     Alger Balanced Institutional Fund

                      o     Alger Socially Responsible Growth Institutional Fund


      The Funds are investment vehicles for institutional investors, such as corporations, foundations, and trusts managing various types of employee benefit plans, as well as charitable, religious and educational institutions. Typical institutional investors include banks, insurance companies, broker-dealers, investment advisers, investment companies, qualified pension and profit-sharing plans, non-qualified deferred compensation plans, and trusts funding charitable, religious and educational institutions.

      The Trust's financial statements for the year ended October 31, 2005 are contained in its annual report to shareholders and are incorporated by reference into this Statement of Additional Information.

      Prospectuses for both classes of shares of the Funds dated March 1, 2006, which provide the basic information investors should know before investing, may be obtained without charge by writing the Funds c/o Boston Financial Data Services, Inc., Attn: The Alger Institutional Funds, P.O. Box 8480, Boston MA 02266-8480, or calling (800) 992-3362, or at the Funds' website at http://www.alger.com. This Statement of Additional Information, which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Funds, and should be read in conjunction with a Prospectus. Unless otherwise noted, terms used in this Statement of Additional Information have the same meaning as assigned to them in the Prospectuses.


                                    CONTENTS


The Funds ................................................................     2
Investment Strategies and Policies .......................................     4
Net Asset Value ..........................................................    16
Purchases and Redemptions ................................................    16
Expenses .................................................................    17
Management ...............................................................    18
Code of Ethics ...........................................................    24
Dividends and Distributions ..............................................    24
Taxes ....................................................................    24
Custodian ................................................................    25
Transfer Agent ...........................................................    25
Certain Shareholders .....................................................    25
Organization .............................................................    28
Proxy Voting Policies and Procedures .....................................    29
In General ...............................................................    30
Financial Statements .....................................................    30
Appendix .................................................................   A-1

THE FUNDS

IN GENERAL


The Alger Institutional Trust (the "Trust") is a registered as diversified, open-end management investment company that offers a selection of eight Funds.


Set forth below is information that may be of assistance in selecting a Fund suitable for a particular investor's needs. Further assistance in the investment process is available by calling (800) 992-3362. Available at this number will be licensed, registered representatives who are knowledgeable about the Trust and each of the Funds. There is no charge for making this call.

Each of the Funds, like all other investments, can provide two types of return: income return and capital return. Income return is the income received from an investment, such as interest on bonds and money market instruments and dividends from common and preferred stocks. Capital return is the change in the market value of an investment, such as an increase in the price of a common stock or of shares of a Fund. Total return is the sum of income return and capital return. Thus, if a Fund over a year produces four percent in income return and its shares increase in value by three percent, its total return is seven percent. In general, the more capital return is emphasized over income return in an investment program, the more risk is associated with the program.


Growth funds such as the Funds, other than Alger Balanced Institutional Fund and Alger Core Fixed-Income Institutional Fund, seek primarily capital return. They invest primarily in common stocks and offer the opportunity of the greatest return over the long term but can be risky since their prices fluctuate with changes in stock market prices. Growth funds that invest in companies with smaller market capitalizations, offer potential for significant price gains if the companies are successful, but there is also the risk that the companies will not succeed and the price of the companies' shares will drop in value. Growth funds that invest in larger, more established companies, generally offer relatively less opportunity for capital return but a greater degree of safety. In addition, if the Alger Capital Appreciation Institutional Fund, or the Alger Technology Institutional Fund, each of which is permitted to leverage its investments through borrowing, were to employ this strategy it would offer an opportunity for greater capital appreciation, but would at the same time increase exposure to capital risk.

Investors considering equity investing through the Funds should carefully consider the inherent risks associated with an investment in each Fund. Expectations of future inflation rates should be considered in making investment decisions and even though over the long term stocks may present attractive opportunities, the results of an equity investment managed by a particular management firm may not match those of the market as a whole.

The investment objective of each Fund, other than Alger Balanced Institutional Fund and Alger Core Fixed-Income Institutional Fund, is long-term capital appreciation. Income is a consideration in the selection of investments but is not an investment objective of these Funds. Each of these Funds seeks to achieve its objective by investing in equity securities, such as common or preferred stocks or securities convertible into or exchangeable for equity securities, including warrants and rights. The Alger Balanced Institutional Fund has an objective of current income and capital appreciation. The Fund seeks to achieve its objective by investing in common stocks and investment grade fixed income securities (preferred stock and debt securities), as well as securities convertible into common stocks. The Alger Core Fixed-Income Fund's objective is as high a level of current income as is consistent with the preservation of capital, which it seeks by investing in fixed-income securities. The capitalization criteria outlined below for each Fund are not mutually exclusive and a given security may be owned by more than one or all of the Funds.


ALGER SMALLCAP GROWTH INSTITUTIONAL FUND


Under normal circumstances, the Alger SmallCap Growth Institutional Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have "total market capitalization"-present market value per share multiplied by the total number of shares outstanding-within the range of companies included in the Russell 2000 Growth Index or the S&P Smallcap 600 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are broad indexes of small-capitalization stocks. The Fund will not change this policy without 60 days notice to shareholders.


ALGER MIDCAP GROWTH INSTITUTIONAL FUND


Under normal circumstances, the Alger MidCap Growth Institutional Fund invests at least 80% of its net assets in equity securities of medium-capitalization companies. A medium-capitalization company has a market capitalization within the range of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are designed to track the performance of medium-capitalization companies. The Fund will not change this policy without 60 days notice to shareholders.


ALGER LARGECAP GROWTH INSTITUTIONAL FUND


Under normal circumstances, the Alger LargeCap Growth Institutional Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have a market capitalization equal to or greater than the market capitalization of com-panies included in the Russell 1000 Growth Index, as reported by the index as of the most recent quarter-end. The Fund will not change this policy without 60 days notice to shareholders. The Russell 1000 Growth Index is designed to track the performance of large-capitalization growth stocks.


ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND


Under normal circumstances, the Alger Capital Appreciation Institutional Fund invests at least 85% of its net assets plus any borrowings for investment purposes in equity securities of companies of any market capitalization that Fred Alger Management, Inc. ("Alger Management"), the Funds' investment manager, believes demonstrate promising growth potential. The Fund will not change this policy without 60 days notice to shareholders. The Fund may also borrow money for the purchase of additional securities. The Fund may borrow only from banks and may not borrow in excess of one-third of the market value of its assets, less liabilities other than such borrowing.

ALGER TECHNOLOGY INSTITUTIONAL FUND

Under normal circumstances, the Alger Technology Institutional Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities of companies of any size that that are engaged in the technology sector. The Fund will not change this policy without 60 days notice to shareholders. A company will be considered to be engaged in the technology sector if it derives at least 50% of its earnings or revenues from, or devotes at least 50% of its assets to, activities in any area of the technology sector, including computers, semiconductors, electronics, communications, health care and biotechnology.

ALGER CORE FIXED-INCOME INSTITUTIONAL FUND

Under normal circumstances, the Alger Core Fixed-Income Fund invests at least 80% of its net assets in bonds and other fixed-income securities. The Fund will not change this policy without 60 days notice to shareholders. These instruments will include corporate bonds, debentures and notes, U.S. Government securities, securities of foreign governments and supranational organizations, mortgage-backed securities, and asset-backed securities. The Fund may also invest in derivative instruments creating exposure to such fixed-income securities. Most of the Fund's fixed-income investments will be concentrated within the four highest rating categories as determined by one of the nationally recognized statistical rating organizations ("NRSROs") or, if unrated, will have been determined to be of comparable quality by Alger Management. The Fund also may invest up to 10% of its net assets in lower-rated securities rated "B" (or the equivalent) or better by any one of those rating agencies (or, if unrated, determined to be of comparable quality by Alger Management).


ALGER BALANCED INSTITUTIONAL FUND


The Alger Balanced Institutional Fund invests based on combined considerations of risk, income, capital appreciation and protection of capital value. Under normal circumstances, the Fund invests in common stocks, securities convertible into common stocks, and fixed-income securities, which may include corporate bonds, debentures and notes, U.S. government securities, mortgage-backed and asset-backed securities, commercial paper, preferred stock, and other fixed-income securities. Most of the Fund's fixed-income investments will be concentrated within the four highest rating categories by an NRSRO or, if unrated, will have been determined to be of comparable quality by Alger Management. The Fund also may invest up to 10% of its net assets in lower-rated securities rated "B" (or the equivalent) or better by any of those rating agencies or, if unrated, determined to be of comparable quality by Alger Management. Under normal circumstances, the Fund will invest at least 25% of its net assets in fixed-income securities and at least 25% of its net assets in equity securities.


The Fund may invest up to 35% of its total assets in money market instruments and repurchase agreements and in excess of that amount (up to 100% of its assets) during temporary defensive periods.

ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL FUND


Under normal circumstances, the Alger Socially Responsible Growth Institutional Fund invests at least 80% of its net assets in equity securities of companies of any size that, in the opinion of Alger Management, conduct their business in a socially responsible manner, while demonstrating promising growth potential. The Fund will not change this policy without 60 days notice to shareholders. Socially responsible conduct extends to the areas of protection of the environment, fair labor practices, equal employment opportunity, the protection of consumers, and, more generally, the enhancement of the quality of life.

ALL FUNDS

The Funds may purchase put and call options and sell (write) covered call and put options on securities and securities indexes to increase gain and to hedge against the risk of unfavorable price movements, and may enter into futures contracts on stock indexes and purchase and sell call and put options on these futures contracts. Alger Capital Appreciation Institutional Fund may also borrow money (leverage) for the purchase of additional securities. The Fund may borrow only from banks and may not bor-row in excess of one-third of the market value of its total assets, less liabilities other than such borrowing. These practices are deemed to be speculative and may cause the Fund's net asset value be more volatile than the net asset value of a fund that does not engage in these activities.


INVESTMENT STRATEGIES AND POLICIES


IN GENERAL


All of the Funds other than the Alger Core Fixed-Income Institutional Fund and the fixed-income portion of Alger Balanced Institutional Fund seek to achieve their objectives by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Funds will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets, or may be companies providing products or services with a high unit-volume growth rate. In order to afford the Funds the flexibility to take advantage of new opportunities for investments in accordance with their investment objectives and to meet redemptions, they may hold up to 15% of their net assets (35% of net assets, in the case of Alger Balanced Fund) in money market instruments and repurchase agreements and in excess of that amount (up to 100% of their assets) during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives.


There is no guarantee that any Fund's objectives will be achieved.

TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS

When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Funds can invest in a variety of debt securities for defensive purposes. The Funds can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Funds can buy:

      o high-quality, short-term money market instruments, including those issued by the U.S. Treasury or other government agencies;

      o commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies);

      o short-term debt obligations of corporate issuers, certificates of deposit and bankers' acceptances of domestic and foreign banks and savings and loan associations;and

      o     repurchase agreements.


Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate fluctuation than longer-term debt securities.

CERTAIN SECURITIES AND INVESTMENT TECHNIQUES


The prospectus discusses the investment objectives of each fund and the primary strategies to be employed to achieve those objectives. This section contains supplemental information concerning the types of securities and other instruments in which the funds may invest, the investment policies and portfolio strategies that the funds may utilize and certain risks attendant to those investments, policies and strategies.

BANK OBLIGATIONS

These are certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates.

The Funds will not invest in any debt security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks that do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and
(iii) in the case of foreign banks, the security is, in the opinion of Alger Management, of an investment quality comparable to other debt securities which may be purchased by the Funds. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

FOREIGN BANK OBLIGATIONS

Investments by the Funds in foreign bank obligations and obligations of foreign branches of domestic banks present certain risks, including the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might affect adversely the payment of principal and interest on these obligations. In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and recordkeeping standards. In view of these risks, Alger Management will carefully evaluate these investments on a case-by-case basis.

SHORT-TERM CORPORATE DEBT SECURITIES

These are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

COMMERCIAL PAPER

These are short-term promissory notes issued by corporations primarily to finance short-term credit needs.

CONVERTIBLE SECURITIES

Each Fund may invest in convertible securities, which are debt instruments or preferred stocks that make fixed dividend or interest payments and are convertible into common stock. Generally, the market prices of convertible securities tend to reflect price changes in their underlying common stocks, but also tend to respond inversely to changes in interest rates. Convertible securities typically entail less market risk than investments in the common stock of the same issuers; declines in their market prices are typically not as pronounced as those of their underlying common stocks. Like all fixed-income securities, convertible securities are subject to the risk of default on their issuers' payment obligations.


LOWER-RATED SECURITIES (ALGER CORE FIXED-INCOME INSTITUTIONAL AND BALANCED INSTITUTIONAL FUNDS ONLY)

As indicated in the Prospectus, the Core Fixed-Income Institutional Fund and the Balanced Institutional Fund may each invest up to 10% of its net assets in fixed-income securities rated below investment grade ("high-yield securities," or "junk bonds"), provided that such securities are rated in one of the two categories just below investment grade (BB and B of Standard & Poor's, Fitch, and Dominion, Ba and B of Moody's, bb and b of A.M. Best) by at least one NRSRO or, if unrated, are determined by Alger Management to be of equivalent quality. Such lower-rated securities may be subject to certain risks with respect to the issuer's ability to make scheduled payments of principal and interest, and to greater market fluctuations. While generally providing higher coupons or interest rates than higher-quality securities, lower-quality fixed-income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of their issuers, and exhibit greater price volatility, especially during periods of economic uncertainty or change. Lower-quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher-quality securities, which react primarily to fluctuations in the general level of interest rates. The market for lower-rated securities is generally less liquid than the market for investment-grade fixed-income securities. It may be more difficult to sell lower-rated securities in order to meet redemption requests or respond to changes in the market.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis of the issuer at the time of the rating. Therefore, the rating assigned to any particular security is not necessarily a reflection on the issuer's current financial condition or ability to make timely payments of interest and principal, which may be better or worse than the rating would indicate. In addition, the ratings by nationally recognized securities rating organizations do not necessarily reflect an assessment of the volatility of a security's market value or liquidity. To the extent that a Fund invests in such securities, the achievement of its investment objective may be more dependent on Alger Management's own credit analysis. If a security in which a Fund has invested is downgraded, so that it would no longer be eligible for purchase by the Fund, the Fund will not necessarily sell the security immediately; Alger Management will consider whether to retain or dispose of the security in the light of all the circumstances. See the Appendix to this SAI for a discussion of the rating categories.


VARIABLE RATE MASTER DEMAND NOTES

These are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because these notes are direct lending arrangements between a Fund and an issuer, they are not normally traded. Although no active secondary market may exist for these notes, the Fund may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy Alger Management that the same criteria for issuers of commercial paper are met. In addition, when purchasing variable rate master demand notes, Alger Management will consider the earning power, cash flows and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand. In the event an issuer of a variable rate master demand note were to default on its payment obligations, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

U.S. GOVERNMENT OBLIGATIONS

Bills, notes, bonds, and other debt securities issued by the U.S. Treasury are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

U.S. GOVERNMENT AGENCY SECURITIES

These securities are issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Bank, Farmers Home Administration, Bank for Cooperatives, Federal Intermediate Credit Bank, Federal Financing Bank Farm Credit Bank, the Small Business Administration, Federal Housing Administration and Maritime Administration. Some of these securities are supported by the full faith and credit of the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

MORTGAGE-BACKED SECURITIES


(ALGER CORE FIXED-INCOME INSTITUTIONAL AND BALANCED INSTITUTIONAL FUNDS ONLY)

These Funds may invest in mortgage-backed securities that are Agency Pass-Through Certificates, Private Pass-Throughs or collateralized mortgage obligations ("CMOs"), as defined and described below.


Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency Pass-Through Certificate is an obligation of or guaranteed by GNMA, FNMA or FHLMC. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the United States Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.

FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof is obligated to finance FNMA's operation or to assist FNMA in any other manner.

FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Bank. Neither the United States nor any agency thereof is obligated to finance FHLMC's operations or to assist FHLMC in any other manner.

The mortgage loans underlying GNMA certificates are partially-or fully-guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

The residential mortgage loans evidenced by Agency Pass-Through Certificates and upon which CMOs are based generally are secured by first mortgages on one-to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 30 years and provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loan receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a "due-on-sale" clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision. Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

The Fund may invest in stripped mortgage-backed securities. Such securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy.

CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. For instance, holders may hold interests in CMO tranches called Z-tranches which defer interest and principal payments until one or other classes of the CMO have been paid in full. In addition, for example:

      o In a sequential-pay CMO structure, one class is entitled to receive all principal payments and pre-payments on the underlying mortgage loans (and interest on unpaid principal) until the principal of the class is repaid in full, while the remaining classes receive only interest; when the first class is repaid in full, a second class becomes entitled to receive all principal payments and prepayments on the underlying mortgage loans until the class is repaid in full, and so forth.

      o A planned amortization class ("PAC") of CMOs is entitled to receive principal on a stated schedule to the extent that it is available from the underlying mortgage loans, thus providing a greater (but not absolute) degree of certainty as to the schedule upon which principal will be repaid.

      o An accrual class of CMOs provides for interest to accrue and be added to principal (but not be paid currently) until specified payments have been made on prior classes, at which time the principal of the accrual class (including the accrued interest which was added to principal) and interest there-on begins to be paid from payments on the under-lying mortgage loans.

      o As discussed above with respect to pass-through, mortgage-backed securities, an interest-only class of CMOs entitles the holder to receive all of the interest and none of the principal on the underly-ing mortgage loans, while a principal-only class of CMOs entitles the holder to receive all of the principal payments and prepayments and none of the interest on the underlying mortgage loans.

      o A floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the same direction and magnitude as changes in a specified index rate. An inverse floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as, or in a multiple of, changes in a specified index rate. Floating rate and inverse floating rate classes also may be subject to "caps" and "floors" on adjustments to the interest rates which they bear.

      o a subordinated class of cmos is subordinated in right of payment to one or more other classes. Such a subordinated class provides some or all of the credit support for the classes that are senior to it by absorbing losses on the underlying mortgage loans before the senior classes absorb any losses. A subordinated class which is subordinated to one or more classes but senior to one or more other classes is sometimes referred to as a "mezzanine" class. A subordinated class generally carries a lower rating than the classes that are senior to it, but may still carry an investment grade rating.

It generally is more difficult to predict the effect of changes in market interest rates on the return on mortgage-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only and inverse floating rate mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities.

ASSET-BACKED SECURITIES


(ALGER CORE FIXED-INCOME INSTITUTIONAL AND BALANCED INSTITUTIONAL FUNDS ONLY)

These Funds may invest in types of asset-backed securities which represent forms of consumer credit such as automobile and credit card receivables, manufactured (mobile) home loans, home improvement loans and home equity loans. Asset-backed securities are generally privately issued and pass through cash flows to investors. Interest and principal payments depend upon payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.


Generally, asset-backed securities include many of the risks associated with mortgage-related securities. In general, however, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Asset-backed securities involve certain risks that are not posed by mortgage-backed securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, including the bankruptcy laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds for repossessed collateral may not always be sufficient to support payments on these securities.

LENDING OF PORTFOLIO SECURITIES

In order to generate income and to offset expenses, each Fund may lend portfolio securities to brokers, dealers and other financial organizations. Loans of securities by a Fund, if and when made, may not exceed 33 1/3 percent of the Fund's total assets including all collateral on such loans, less liabilities exclusive of the obligation to return such collateral, and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100 percent of the current market value of the loaned securities.

The Funds have the authority to lend securities to brokers, dealers and other financial organizations. The Funds will not lend securities to Alger Management or its affiliates. By lending its securities, a Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. Government securities are used as collateral. Each Fund will adhere to the following conditions whenever its securities are lent: (a) the Fund must receive at least 100 percent cash collateral or equivalent securities from the borrower; (b) the borrower must increase this collateral whenever the market value of the securities including accrued interest exceeds the value of the collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the lent securities and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and
(f) voting rights on the lent securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Trust's Board of Trustees must terminate the loan and regain the right to vote the securities.

A Fund bears a risk of loss in the event that the other party to a stock loan transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expens-es associated with asserting these rights and the risk of losing all or a part of the income from the transaction.

REPURCHASE AGREEMENTS

Each Fund may engage in repurchase agreement transactions with banks, registered broker-dealers and government securities dealers approved by the Board of Trustees. Under the terms of a repurchase agreement, a Fund would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Fund's holding period. Thus, repurchase agreements may be seen to be loans by the Fund collateralized by the underlying instrument. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period and not necessarily related to the rate of return on the underlying instrument. The value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation including interest. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the agreement. Alger Management, acting under the supervision of the Trust's Board of Trustees, reviews the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

REVERSE REPURCHASE AGREEMENTS


(ALGER CORE FIXED-INCOME INSTITUTIONAL FUND ONLY)

Reverse repurchase agreements are the same as repurchase agreements except that, in this instance, the Fund would assume the role of seller/borrower in the transaction. The Fund will maintain a segregated account consisting of cash or liquid securities that at all times are in an amount equal to its obligations under reverse repurchase agreements. The Fund will invest the proceeds in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. Under the Investment Company Act of 1940, as amended, reverse repurchase agreements may be considered borrowings by the seller. Accordingly, the Fund will limit its investments in reverse repurchase agreements and other borrowings to no more than one-third of its total assets.


FIRM COMMITMENT AGREEMENTS AND WHEN-ISSUED PURCHASES


(ALGER CORE FIXED-INCOME INSTITUTIONAL AND BALANCED INSTITUTIONAL FUNDS ONLY)

Firm commitment agreements and "when-issued" purchases call for the purchase of securities at an agreed price on a specified future date and would be used, for example, when a decline in the yield of securities of a given issuer is anticipated and a more advantageous yield may be obtained by committing currently to purchase securities to be issued later. When a Fund purchases a security under a firm commitment agreement or on a when-issued basis it assumes the risk of any decline in value of the security occurring between the date of the agreement or purchase and the settlement date of the transaction. Neither Fund will use these transactions for leveraging purposes and, accordingly, each will segregate cash or liquid securities in an amount sufficient at all times to meet its purchase obligations under these agreements.

WARRANTS AND RIGHTS

Each Fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants are freely transferable and are traded on the major securities exchanges.

ILLIQUID AND RESTRICTED SECURITIES


Each Fund may invest in restricted securities; i.e., securities which are subject to legal or contractual restrictions on their resale. These restrictions might prevent the sale of the securities at a time when a sale would otherwise be desirable. In order to sell securities that are not registered under the federal securities laws it may be necessary for the Fund to bear the expense of registration. No restricted securities will be acquired if the acquisition would cause the aggregate value of all illiquid securities to exceed 15 percent of the Fund's net assets.

The Funds may invest in restricted securities governed by Rule 144A under the Securities Act of 1933, as amended. In adopting Rule 144A, the Securities and Exchange Commission specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the board of trustees (or the fund's adviser acting subject to the board's supervision) determines that the securities are in fact liquid. The Trust's Board of Trustees has delegated its responsibility to Alger Management to determine the liquidity of each restricted security purchased by a Fund pursuant to the Rule, subject to the Board's oversight and review. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Funds could be adversely affected.

No Fund will invest more than 15 percent of its net assets in "illiquid" securities, which include restricted securities, securities for which there is no readily available market and repurchase agreements with maturities of greater than seven days; however, restricted securities that are determined by the Board of Trustees to be liquid are not subject to this limitation.

Rule 144A under the Securities Act of 1933 is designed to facilitate efficient trading of unregistered securities among institutional investors. The Rule permits the resale to qualified institutions of restricted securities that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted on NASDAQ.

SHORT SALES

Each Fund may sell securities "short against the box." While a short sale is the sale of a security the Fund does not own, it is "against the box" if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

FOREIGN SECURITIES


Each Fund may invest up to 20% of the value of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar-denominated securities of foreign issuers). Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealing between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. It should be noted that there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign branch of a domestic bank.

FOREIGN DEBT SECURITIES (ALGER CORE FIXED-INCOME INSTITUTIONAL AND BALANCED INSTITUTIONAL FUNDS)

The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of the country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

The foreign government securities in which a Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.

Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers.

OPTIONS (ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND, CORE FIXED-INCOME INSTITUTIONAL FUND AND TECHNOLOGY INSTITUTIONAL FUND ONLY)

Each of these Funds may purchase or sell (that is, write) listed options on securities as a means of achieving additional return or of hedging the value of its portfolio. A Fund may write covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of total assets. A Fund may only buy or sell options that are listed on a national securities exchange.

If a Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

An option may be closed out only on an exchange that provides a secondary market for an option of the same series. Although the Funds will generally not purchase or write options that appear to lack an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its option in order to realize any profit and would incur brokerage commissions upon the exercise of the options. If a Fund, as a covered call option writer, were unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expired or it delivers the underlying security upon exercise or otherwise covers the position. No Fund will purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets, although no more than 5% will be committed to transactions entered into for non-hedging purposes.

A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities or other high-grade, short-term obligations in a segregated account held with its custodian. A put option is "covered" if the Fund maintains cash or other high-grade, short-term obligations with a value equal to the exercise price in a segregated account held with its custodian, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If a Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

In addition to options on securities, these Funds may also purchase and sell call and put options on securities indexes. A securities index reflects in a single number the market value of many different securities. Relative values are assigned to the securities included in an index and the index fluctuates with changes in the market values of the securities. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire un-exercised.

Options on securities indexes are similar to options on specific securities. However, because options on securities indexes do not involve the delivery of an underlying security, the option represents the holder's right to obtain, from the writer, cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying securities index on the exercise date. Therefore, while one purpose of writing such options is to generate additional income for the Fund, the Fund recognizes that it may be required to deliver an amount of cash in excess of the market value of a securities index at such time as an option written by the Fund is exercised by the holder.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. A Fund will not purchase these options unless Alger Management is satisfied with the development, depth and liquidity of the market and Alger Management believes the options can be closed out.

Price movements in a Fund's securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend, in part, on the ability of Alger Management to predict correctly movements in the direction of the market generally or of a particular industry. Because options on securities indexes require settlement in cash, Alger Management might be forced to liquidate portfolio securities to meet settlement obligations.

Although Alger Management will attempt to take appropriate measures to minimize the risks relating to any trading by the Funds in put and call options, there can be no assurance that a Fund will succeed in any option-trading program it undertakes.

STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES (ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND AND TECHNOLOGY INSTITUTIONAL FUND, ONLY)

Both Funds may enter into stock index futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated market changes or for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the net cash amount called for in the contract at a specific future time. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver such position. No assurance can be given that such closing transactions could be effected or that there would be a correlation between price movements in the options on stock index futures and price movements in the Fund's securities which were the subject of the hedge. In addition, a Fund's purchase of such options would be based upon predictions as to anticipated market trends, which could prove to be inaccurate.

A Fund's use, if any, of stock index futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into, if at all, only for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. In addition to the initial deposit and variation margin, the Fund would maintain in a segregated account liquid securities in an amount equal to the difference between (i) the sum of the total deposit and variation margin payments and (ii) the contract amount. The purchase of an option on stock index futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. There can be no assurance of a Fund's successful use of stock index futures as a hedging device or that either Fund will use this strategy. Due to the risk of an imperfect correlation between securities in the Fund that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge would not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. If a Fund uses futures or options thereon for hedging, the risk of imperfect correlation will increase as the composition of the Fund varies from the composition of the stock index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures, a Fund may, if it uses a hedging strategy, buy or sell stock index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the stock index futures has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established.

Neither Fund will enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.


BORROWING


All of the Funds may borrow for temporary or emergency purposes. In addition, the Alger Capital Appreciation Institutional and Technology Institutional Funds may borrow from banks for investment purposes; such borrowing is known as leveraging. A Fund may use up to 331/3 percent of its assets for leveraging. The Investment Company Act of 1940, as amended, requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings less liabilities exclusive of borrowings) of 300% of the amount borrowed. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's securities. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

EXCHANGE-TRADED FUNDS (ALGER CORE FIXED-INCOME INSTITUTIONAL FUND AND ALGER TECHNOLOGY INSTITUTIONAL FUND)

To the extent otherwise consistent with their investment policies and applicable law, these Funds may invest in "exchange-traded funds" (ETFs), registered investment companies whose shares are listed on a national stock exchange. ETFs, which may be unit investment trusts or mutual funds, typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs thus provide another means, in addition to futures and options on indexes, of creating or hedging securities index exposure in these Funds' investment strategies.

INVESTMENT RESTRICTIONS


The investment restrictions numbered 1 through 12 below have been adopted by the Trust with respect to each of the Funds as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a "fundamental" policy may not be changed without the vote of a "majority of the outstanding voting securities" of the Fund, which is defined in the Act as the lesser of (a) 67 percent or more of the shares present at a Fund meeting if the holders of more than 50 percent of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50 percent of the outstanding shares. A fundamental policy affecting a particular Fund may not be changed without the vote of a majority of the outstanding voting securities of the affected Fund. Each Fund's investment objective is a fundamental policy. Investment restrictions 13 through 19 may be changed by vote of a majority of the Board of Trustees at any time.

The investment policies adopted by the Trust prohibit each Fund from:

1. Purchasing the securities of any issuer, other than U.S. Government securities, if as a result more than five percent of the value of a Fund's total assets would be invested in the securities of the issuer, except that up to 25 percent of the value of the Fund's total assets may be invested without regard to this limitation.

2. Purchasing more than 10 percent of the voting securities of any one issuer or more than 10 percent of the securities of any class of any one issuer. This limitation shall not apply to investments in U.S. Government securities.

3. Selling securities short or purchasing securities on margin, except that the Fund may obtain any short-term credit necessary for the clearance of purchases and sales of securities. These restrictions shall not apply to transactions involving selling securities "short against the box."

4. Borrowing money, except that (a) all Funds may borrow for temporary or emergency purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 10 percent of the value of the Fund's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made; (b) Alger Core Fixed-Income Institutional Fund may engage in transactions in reverse repurchase agreements; and (c) the Alger Technology Institutional Fund and the Alger Capital Appreciation Institutional Fund may also borrow from banks for investment (leveraging) purposes. Whenever borrowings described in (a) exceed five percent of the value of a Fund's total assets, the Fund, other than the Alger Technology Institutional Fund or the Alger Capital Appreciation Institutional Fund, will not make any additional investments. Immediately after any borrowing, the Fund will maintain asset coverage of not less than 300 percent with respect to all borrowings.


5. Pledging, hypothecating, mortgaging or otherwise encumbering more than 10 percent of the value of the Fund's total assets, except in connection with borrowings as noted in 4(b) above.


6. Issuing senior securities, except that the Alger Capital Appreciation Institutional Fund and the Alger Technology Institutional Fund may borrow from banks for investment purposes so long as the Fund maintains the required asset coverage.


7. Underwriting the securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

8. Making loans to others, except through purchasing qualified debt obligations, lending portfolio securities or entering into repurchase agreements.


9. Investing in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange, except that the Alger Technology Institutional Fund and the Alger Core Fixed-Income Institutional Fund may invest in other investment companies to the extent permitted by applicable law.

10. Purchasing any securities that would cause more than 25 percent of the value of the Fund's total assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that (a) there shall be no limit on the purchase of U.S. Government securities; and (b) the Alger Technology Institutional Fund will invest in the securities of issuers in the technology sector, and the group of industries that make up the technology sector, without limit, as contemplated by its investment strategy.

11. Investing in commodities except that each of the Alger Technology Institutional Fund and the Alger Capital Appreciation Institutional Fund may purchase or sell stock index futures contracts and related options thereon if thereafter no more than 5 percent of its total assets are invested in margin and premiums.


12. Purchasing or selling real estate or real estate limited partnerships, except that the Fund may purchase and sell securities secured by real estate, mortgages or interests therein and securities that are issued by companies that invest or deal in real estate.

13. Investing more than 15 percent of its net assets in securities which are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. However, securities with legal and contractual restrictions on resale issued pursuant to Rule 144A of the Securities Act of 1933 may be purchased if they are determined to be liquid, and such purchases would not be subject to the 15 percent limit stated above. The Board of Trustees will, in good faith, determine the specific types of securities deemed to be liquid and the value of such securities.

14. Investing in oil, gas or other mineral leases, or exploration or development programs, except that the Fund may invest in the securities of companies that invest in or sponsor those programs.

15. Purchasing any security if as a result the Fund would then have more than five percent of its total assets invested in securities of issuers (including predecessors) that have been in continual operation for less than three years. This limitation shall not apply to investments in U.S. Government securities.

16. Making investments for the purpose of exercising control or management.


17. Investing in warrants, except that the Fund may invest in warrants if, as a result, the investments (valued at the lower of cost or market) would not exceed five percent of the value of the Fund's net assets, of which not more than two percent of the Fund's net assets may be invested in warrants not listed on a recognized domestic stock exchange. Warrants acquired by the Fund as part of a unit or attached to securities at the time of acquisition or acquired as a result of a reorganization are not subject to this limitation.


18. Purchasing or retaining the securities of any issuer if, to the knowledge of the Trust, any of the officers, directors or trustees of the Trust or Alger Management individually owns more than 0.5 percent of the outstanding securities of the issuer and together they own beneficially more than five percent of the securities.

19. Writing or selling puts, calls, straddles, spreads or combinations thereof, except that the Alger Core Fixed-Income Institutional Fund, the Alger Technology Institutional Fund and the Alger Capital Appreciation Institutional Fund may buy options on securities and securities indexes and sell (write) covered options on securities and securities indexes.


Except in the case of the 300 percent limitation set forth in Investment Restriction No. 4, the percentage limitations contained in the foregoing restrictions apply at the time of the purchase of the securities and a later increase or decrease in percentage resulting from a change in the values of the securities or in the amount of the Fund's assets will not constitute a violation of the restriction.


Although the fundamental policies of the Fund applicable to the Alger Capital Appreciation Institutional Fund permit the Fund to trade in options on futures, to enter into futures contracts, to participate in short selling securities, and to employ leveraging -- that is, borrowing money to purchase additional securities -- the Fund has discontinued the use of any of these investment techniques.


PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities and other financial instruments for a Fund are made by Alger Management, which also is responsible for placing these transactions, subject to the overall review of the Trust's Board of Trustees. Although investment requirements for each Fund are reviewed independently from those of the other accounts managed by Alger Management and those of the other Funds, investments of the type the Funds may make may also be made by these other accounts or Funds. When a Fund and one or more other Funds or accounts managed by Alger Management are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Alger Management to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by a Fund or the size of the position obtained or disposed of by a Fund.

Transactions in equity securities are in most cases effected on U.S. stock exchanges or in over-the-counter markets and involve the payment of negotiated brokerage commissions. Where there is no stated commission, as in the case of certain securities traded in the over-the-counter markets, the prices of those securities include undisclosed commissions or mark-ups. Purchases and sales of money market instruments and debt securities usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

A Fund's turnover rate is calculated by dividing the lesser of purchases or sales of securities for the fiscal year by the monthly average of the value of the Portfolio's securities, with obligations with less than one year to maturity excluded. A 100 percent turnover rate would occur, for example, if all included securities were replaced once during the year.

The Funds will not normally engage in the trading of securities for the purpose of realizing short-term profits, but will adjust their holdings as considered advisable in view of prevailing or anticipated market conditions, and turnover will not be a limiting factor should Alger Management deem it advisable to purchase or sell securities.


In Alger Management's view, companies are organic entities that continuously undergo changes in response to, among other things, economic, market, environmental, technological, political and managerial factors. Generally, securities will be purchased for capital appreciation and not for short-term trading profits. However, the Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable. Moreover, it is Alger Management's philosophy to pursue the Funds' investment objectives by managing these Funds actively, which may result in high portfolio turnover. Increased portfolio turnover will have the effect of increasing a Fund's brokerage and custodial expenses. To the extent consistent with applicable provisions of the Act and the rules and exemptions adopted by the Securities and Exchange Commission (the "SEC") thereunder, as well as other regulatory requirements, the Trust's Board of Trustees has determined that portfolio transactions will generally be executed through Fred Alger & Company, Incorporated ("Alger Inc.") if, in the judgment of Alger Management, the use of Alger Inc. is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, Alger Inc. charges the Fund involved a rate consistent with that which other broker-dealers charge to comparable unaffiliated customers in similar transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with affiliates of the Trust except pursuant to exemptive rules or orders adopted by the SEC.

In selecting brokers or dealers to execute portfolio transactions on behalf of a fund, alger management seeks the best overall terms available. In assessing the best overall terms available for any transaction, alger management will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, alger management is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in section 28(e) of the securities exchange act of 1934, as amended, provided to the fund involved, the other funds and/or other accounts over which alger management or its affiliates exercise investment discretion to the extent permitted by law. Alger management's fees under its agreements with the funds are not reduced by reason of its receiving brokerage and research services. The board of trustees will periodically review the commissions paid by the funds to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits received by the funds.


For the fiscal year ended October 31, 2003, the Funds paid an aggregate of approximately $5,081,780 in commissions in connection with portfolio transactions of which $2,661,495 was paid to Alger Inc. For the fiscal year ended October 31, 2004, the Funds paid an aggregate of approximately $7,040,521 in commissions in connection with portfolio transactions of which $2,993,655 was paid to Alger Inc. For the fiscal year ended October 31, 2005, the Funds paid an aggregate of approximately $7,216,482 in commissions, of which $3,630,957 was paid to Alger, Inc. The commissions paid to Alger Inc. during the fiscal year ended October 31, 2005 constituted 50% of the aggregate brokerage commissions paid by the Funds; during that year, 56% of the aggregate dollar amount of transactions by the Funds involving the payment of brokerage commissions was effected through Alger Inc. Alger Inc. does not engage in principal transactions with the Funds and, accordingly, receives no compensation in connection with securities purchased or sold in that manner, which include securities traded in the over-the-counter markets, money market investments and most debt securities. During the fiscal year ended October 31, 2005, $312,296,526 in portfolio transactions, incurring $709,386 in commissions, was allocated to brokers who supplied research to the Trust or Alger Management.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has ongoing arrangements with the following persons to disclose its portfolio holdings. Neither the Trust nor any other person is directly compensated for such disclosure, although certain persons receiving such disclosure are investors in one or more Funds and are therefore subject to fees applicable to all shareholders.

CRA Rogers Casey
London Pacific Advisers
Wurts & Associates
Wilshire Associates
Callan Associates
Yanni Partners
Prima Capital Holdings, Inc.
ISI Group
Russell Investment Group
NEPC Consulting
Watson Wyatt Investment Consulting


NET ASSET VALUE

The net asset value per share of each class is calculated on each day on which the New York Stock Exchange, Inc. (the "NYSE") is open as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The NYSE is generally open on each Monday through Friday. Net asset value per share of a class of a Fund is computed by dividing the value of the Fund's net assets attributable to the class by the total number of its shares of that class out standing. Shares of the two classes may differ in net asset value.

The assets of the Funds are generally valued on the basis of market quotations. Securities whose principal market is on an exchange or in the over-the-counter market are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when the Board of Trustees believes that these prices reflect the fair market value of the securities. Other investments and other assets, including restricted securities and securities for which market quotations are not readily available, are valued at fair value under procedures approved by the Board of Trustees. Short-term securities with maturities of 60 days or less are valued at amortized cost, as described below, which constitutes fair value as determined by the Board of Trustees.

The valuation of money market instruments with maturities of 60 days or less is based on their amortized cost which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

PURCHASES AND REDEMPTIONS

Shares of the Funds are offered by the Trust on a continuous basis and are distributed by Alger Inc. as principal underwriter for the Funds pursuant to a distribution agreement (the "Distribution Agreement"). The Distribution Agreement provides that Alger Inc. accepts orders for shares at net asset value as no sales commission or load is charged. Each of the officers of the Trust and Mr. Alger, a Trustee of the Trust, is an "affiliated person," as defined in the Act, of the Trust and of Alger Inc.

Purchases and redemptions of shares of a Fund will be effected on days on which the NYSE is open for trading. Such purchases and redemptions of the shares of each Fund are effected at their respective net asset values per share determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on that same day. See "Net Asset Value." Payment for redemptions will be made by the Trust's transfer agent on behalf of the Trust and the relevant Funds within seven days after receipt of redemption requests.

The Trust may suspend the right of redemption of shares of any Fund and may postpone payment for any period: (i) during which the NYSE is closed (other than customary weekend and holiday closing) or during which trading on the NYSE is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the shareholders of the Trust; or (iv) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of its shares.

Orders received by the Trust or the Trust's transfer agent are effected on days on which the NYSE is open for trading. For orders received before the close of regular trading on the NYSE, purchases and redemptions of the shares of each Fund are effected at the respective net asset values per share determined as of the close of regular trading on the NYSE on that same day. Orders received after the close of regular trading on the NYSE are effected at the next calculated net asset value. See "Net Asset Value." All orders for the purchase of shares are subject to acceptance or rejection by the Trust. Payment for redemptions will be made by the Trust's transfer agent on behalf of the Trust and the relevant Funds within seven days after the request is received. The Trust does not assess any fees, either when it sells or when it redeems its shares.

Investors may exchange stock of companies acceptable to Alger Management for shares of the Funds with a minimum of 100 shares of each company generally being required. The Trust believes such exchange provides a means by which holders of certain securities may invest in the Funds without the expense of selling the securities in the public market. The investor should furnish either in writing or by telephone to Alger Management a list with a full and exact description of all securities proposed for exchange. Alger Management will then notify the investor as to whether the securities are acceptable and, if so, will send a Letter of Transmittal to be completed and signed by the investor. Alger Management has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the Letter of Transmittal to the Custodian of the Trust's assets. The investor must certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. Upon receipt by the Custodian, the securities will be valued as of the close of business on the day of receipt in the same manner as the Fund's securities are valued each day. Shares of the Fund having an equal net asset value as of the close of the same day will be registered in the investor's name.

There is no sales charge on the issuance of shares of the Fund, no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine federal, state and local tax consequences.

Payment for shares tendered for redemption is ordinarily made in cash. However, if the Board of Trustees of the Trust determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund, in lieu of cash, in conformity with applicable rules of the SEC. The Trust has elected to be governed by Rule 18f-1 under the Act, pursuant to which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Trust uses to value its portfolio securities and such valuation will be made as of the time the redemption price is determined.

TELEPHONE EXCHANGES AND REDEMPTIONS

Shares of the Funds can be exchanged or redeemed via telephone under certain circumstances. The Trust and Transfer Agent have reasonable procedures in place to determine that telephone instructions are genuine. They include requesting personal identification and recording calls. If the Trust and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions. For more information on telephone exchanges and redemptions, contact the Transfer Agent.

EXPENSES

Each Fund will bear its own expenses. Operating expenses for each Fund generally consist of all costs not specifically borne by Alger Management, including investment management fees, fees for necessary professional and brokerage services, costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. From time to time, Alger Management in its sole discretion and as it deems appropriate, may assume certain expenses of one or more of the Funds while retaining the ability to be reimbursed by the applicable Fund for such amounts prior to the end of the fiscal year. This will have the effect of lowering the applicable Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are assumed or reimbursed, as the case may be.

Each Fund may compensate certain entities other than Alger Inc. and its affiliates for providing recordkeeping and/or administrative services to participating retirement plans and other institutional investors holding Fund shares. This compensation may be paid at an annual rate of up to 0.25% of the net asset value of shares of the Fund held by those accounts.

DISTRIBUTION PLAN


Under a distribution plan (the "Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, each Fund may pay Alger Inc. a fee, at an annual rate of up to 0.50% of the average daily net assets of the Fund allocable to Class R shares of the Fund, primarily for remittance to qualified plan service providers and other financial intermediaries as compensation for distribution assistance and shareholder services with respect to Class R shares. The Plan is a "compensation" type plan and permits the payment at an annual rate of up to 0.50% of the average daily net assets allocable to the Class R shares of a Fund for recordkeeping and administrative services as well as activities that are primarily intended to result in sales of Class R shares of the Fund, including but not limited to preparing, printing and distributing prospectuses, Statements of Additional Information, shareholder reports, and educational materials to investors; compensating selling personnel; responding to inquiries by investors; receiving and answering correspondence; investor-level recordkeeping and administrative services; and similar activities. The Trustees unanimously approved the Plan on December 11, 2002, and it became effective on January 27, 2003. The Plan and any related agreement that is entered into by the Trust in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any related agreements ("Independent Trustees"). All material amendments to the Plan must be approved by a majority vote of the Trustees, including a majority of the Independent Trustees, at a meeting called for that purpose. The Plan may not be amended to increase materially the amount to be spent with respect to a Fund without the approval of the Class R shareholders of the Fund. In addition, the Plan may be terminated with respect to any Fund at any time, without penalty, by vote of a majority of the outstanding Class R shares of the Fund or by vote of a majority of the Independent Trustees. During the fiscal year ended October 31, 2005, the Trust paid $117,205 to Alger under the Class R 12b-1 Plan. Alger Inc.'s selling expenses during that period were as follows for the Funds:


THE ALGER INSTITUTIONAL FUNDS - CLASS R SHARES



                          Small     Large                Mid     Capital      Socially
                           Cap       Cap                 Cap      Appre-    Responsible
                         Growth    Growth   Balanced    Growth   ciation      Growth        Total
                         -------   ------   --------   -------   -------    -----------   --------
Compensation to Dealers  $ 7,001   $6,311     $ 16     $95,754   $ 7,079       $ 43       $116,204
                         -------   ------     ----     -------   -------       ----       --------
Total Selling Expenses   $ 1,277   $6,640     $766     $32,433   $ 2,043       $511       $ 43,669
                         =======   ======     ====     =======   =======       ====       ========


MANAGEMENT

TRUSTEES AND OFFICERS OF THE FUND

The Trust is governed by a Board of Trustees which is responsible for protecting the interests of shareholders under Massachusetts law.


The Board of Trustees has one standing committee, the Audit Committee, which oversees (a) the Trust's accounting and financial reporting policies and practices and its internal controls and (b) the quality and objectivity of the Trust's financial statements and the independent audit thereof. The Committee met four times during the Trust's last fiscal year. Its current members are Lester L. Colbert, Jr., Stephen E. O'Neil and Nathan E. Saint-Amand.

Information about the Trustees and officers of the Trust is set forth below. In the following tables, the term "Alger Fund Complex" refers to the Trust and the five other registered investment companies managed by Fred Alger Management, Inc. ("Alger Management"). Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer's term of office is one year.

                                                                                                                     NUMBER OF
                                                                                                                        FUNDS
                                                                                                                    IN THE ALGER
                                                                                                                    FUND COMPLEX
                                                                                                       TRUSTEE        WHICH ARE
    NAME, AGE, POSITION                                                                                AND/OR         OVERSEEN
        WITH THE FUND                     PRINCIPAL OCCUPATIONS                                     OFFICER SINCE    BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Fred M. Alger III (71)        Chairman of the Board of Alger Associates, Inc. ("Associates"),            1993            26
   Chairman of the Board      Fred Alger & Company, Incorporated ("Alger Inc."),
   c/o Fred Alger             Alger Management, Alger Properties, Inc. ("Properties"),
   Management, Inc.           Alger Shareholder Services, Inc. ("Services"), Alger Life
   111 Fifth Avenue           Insurance Agency, Inc. ("Agency"), Fred Alger International
   New York, NY 10003         Advisory S.A. ("International"), five of the six investment companies in the Alger Fund Complex, Alger SICAV ("SICAV")
                              and Analysts Resources, Inc. ("ARI").

Dan C. Chung (43)             President since September 2003 and Chief Investment Officer                2001            20
   Trustee and                and Director since 2001 of Alger Management; President since
   President                  2003 and Director since 2001 of Associates,Properties, Services,
   c/o Fred Alger             Agency, International (Director since 2003), Trust and ARI;
   Management, Inc.           President of the other five investment companies in the Alger
   111 Fifth Avenue           Fund Complex since 2003; Trustee/Director of four of the six
   New York, NY 10003         investment companies in the Alger Fund Complex since 2001;
                              senior analyst with Alger Management 1998-2001.

Hilary M. Alger, CFA (44)     Trustee/Director of five of the six investment companies in                2003            21
   Trustee                    the Alger Fund Complex since 2003; Director of Development,
   c/o Fred Alger             Pennsylvania Ballet since 2004, Associate Director
   Management, Inc.           of Development, College of Arts and Sciences and
   111 Fifth Avenue           Graduate School, University of Virginia 1999-2003; Director of
   New York, NY 10003         Development and Communications, Lenox Hill Neighborhood
                              House 1997-99; securities analyst, Alger Management 1987-92.

NON-INTERESTED TRUSTEES

Charles F. Baird, Jr. (52)    Managing Partner of North Castle Partners, a private equity                2000            20
   Trustee                    securities group; Chairman of Equinox, Leiner Health Products,
   c/o Fred Alger             Elizabeth Arden Day Spas, Grand Expeditions and EAS;
   Management, Inc.           Trustee/Director of four of the six investment companies in
   111 Fifth Avenue           the Alger Fund Complex. Formerly Managing Director of
   New York, NY 10003         AEA Investors, Inc.

Roger P. Cheever (60)         Senior Associate Dean of Development, Harvard University;                  2000            20
   Trustee                    Trustee/Director of four of the six investment companies in
   c/o Fred Alger             the Alger Fund Complex. Formerly Deputy Director of the
   Management, Inc.           Harvard College Fund.
   111 Fifth Avenue
   New York, NY 10003

Lester L. Colbert, Jr. (72)   Private investor since 1988; Trustee/Director of three of the              2000            21
   Trustee                    six investment companies in the Alger Fund Complex since
   c/o Fred Alger             2000, of one since 2003, and of another since 1974. Chairman
   Management, Inc.           of the Board, President and Chief Executive Officer of Xidex
   111 Fifth Avenue           Corporation 1972-87.
   New York, NY 10003

Stephen E. O'Neil (73)        Attorney; Private investor since 1981; Director of Brown-Forman            1993            27
   Trustee                    Corporation since 1978; Trustee/Director of the six investment
   c/o Fred Alger             companies in the Alger Fund Complex since the inception of each;
   Management, Inc.           Formerly of Counsel to the law firm of Kohler & Barnes to 1998.
   111 Fifth Avenue
   New York, NY 10003

Nathan E. Saint-Amand,        Medical Doctor in private practice; Member of the Board of the             1993            27
   M.D. (68)                  Manhattan Institute since 1988; Trustee/Director of each of
   Trustee                    the six investment companies in the Alger Fund Complex since
   c/o Fred Alger             the later of 1986 or its inception; formerly Co-Chairman, Special
   Management, Inc.           Projects Committee,Memorial Sloan Kettering.
   111 Fifth Avenue
   New York, NY 10003

                                                                                                                        FUNDS
                                                                                                                    IN THE ALGER
                                                                                                                    FUND COMPLEX
                                                                                                       TRUSTEE        WHICH ARE
    NAME, AGE, POSITION                                                                                AND/OR         OVERSEEN
        WITH THE FUND                     PRINCIPAL OCCUPATIONS                                     OFFICER SINCE    BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
OFFICERS

Frederick A. Blum (52)        Executive Vice President and Treasurer of Alger Inc., Alger                1996           N/A
   Treasurer                  Management, Properties, Associates, ARI, Services and Agency
   c/o Fred Alger             since September 2003 and Senior Vice President prior thereto;
   Management, Inc.           Treasurer or Assistant Treasurer, and Assistant Secretary, of each
   30 Montgomery Street       of the six investment companies in the Alger Fund Complex
   Jersey City, NJ 07302      since the later of 1996 or its inception. Director of SICAV and
                              International and Chairman of the Board (and prior thereto,
                              Senior Vice President) and Treasurer of Alger National Trust
                              Company since 2003.

Hal Liebes (41)               Executive Vice President, Chief Legal Officer and Secretary                2005           N/A
   Secretary and              of Alger Inc. and Alger Management, Secretary of the six funds
   Chief Compliance           in the Alger Fund Complex. Formerly Chief Compliance
   Officer                    Officer 2004-2005, AMVESCAP PLC; U.S. General Counsel
   c/o Fred Alger             1994-2002 and Global General Counsel 2002-2004,
   Management, Inc.           Credit Suisse Asset Management.
   111 Fifth Avenue
   New York, NY 10003

Michael D. Martins (40)       Senior Vice President of Alger Management; Assistant Treasurer             2005           N/A
   Assistant Treasurer and    and Assistant Secretary of the six funds in the Alger Fund
   Assistant Secretary        Complex since 2004. Formerly Vice President, Brown Brothers
   c/o Fred Alger             Harriman & Co. 1997-2004.
   Management, Inc.
   30 Montgomery Street
   Jersey City, NJ 07302


Messrs. Alger and Chung are "interested persons" (as defined in the Investment Company Act) of the Trust because of their affiliations with Alger Management and Alger Inc., the Trust's principal underwriter. Mr. Chung is Mr. Alger's son-in-law. Ms. Alger is Mr. Alger's daughter and is an interested person of the Trust by virtue of that relationship. No Trustee is a director of any public company except as may be indicated under "Principal Occupations."

No director, officer or employee of Alger Management or its affiliates receives any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each independent Trustee a fee of $1,500 for each meeting attended, to a maximum of $6,000, plus travel expenses incurred for attending the meeting.


The Fund did not offer its Trustees any pension or retirement benefits during or prior to the fiscal year ended October 31, 2005. The following table provides compensation amounts paid to the current non-interested Trustees of the Trust for the fiscal year ended October 31, 2005.


                              COMPENSATION TABLE


                               AGGREGATE
                           COMPENSATION FROM   TOTAL COMPENSATION PAID TO TRUSTEES FROM
NAME OF PERSON, POSITION       THE TRUST                THE ALGER FUND COMPLEX
------------------------   -----------------   ----------------------------------------
Stephen E. O'Neil               $10,500                         $65,000
Nathan E. Saint-Amand           $ 6,000                         $44,000
Charles F. Baird, Jr.           $ 4,500                         $22,500
Roger P. Cheever                $ 6,000                         $30,000
Lester L. Colbert, Jr.          $ 6,000                         $38,000

The following table shows each current Trustee's beneficial ownership as of December 31, 2004, by dollar range, of equity securities of the Trust and of the funds in the Alger Fund Complex overseen by that Trustee. The ranges are as follows: A = none; B = $1-$10,000; C = $10,000-$50,000; D = $50,000-$100,000; E
= over $100,000. The table reflects Mr. Alger's beneficial ownership of shares of the Funds, and of all Funds in the Alger Fund Complex overseen by Mr. Alger as a Trustee, that are owned by various entities that may be deemed to be controlled by Mr. Alger.

None of the non-interested Trustees and none of their immediate family members owns any securities issued by Alger Management, Alger Inc., or any company (other than a registered investment company) controlling, controlled by or under common control with Alger Management or Alger Inc.

The Trustees and officers of the Trust are permitted to purchase shares of the Funds without the payment of any sales charge. Applicable sales charges are waived for these individuals in order to promote the alignment of such individuals' economic interests with the Trust.



                                                           EQUITY SECURITIES OF EACH FUND
                          -------------------------------------------------------------------------------------------------
                                                                                                                 SOCIALLY
    NAME OF TRUSTEE       SMALLCAP GROWTH   CAPITAL APPRECIATION   MIDCAP GROWTH   BALANCED   LARGECAP GROWTH   RESPONSIBLE
-----------------------   ---------------   --------------------   -------------   --------   ---------------   -----------
   INTERESTED TRUSTEES
Fred M. Alger III                C                    C                  D             E             C               E
Hilary M. Alger                  A                    A                  A             A             A               A
Dan C. Chung                     C                    E                  A             A             E               A

NON-INTERESTED TRUSTEES

Charles F. Baird, Jr.            A                    A                  A             A             A               A
Roger P. Cheever                 A                    A                  A             A             A               D
Lester L. Colbert, Jr.           A                    A                  A             A             A               A
Stephen E. O'Neil                A                    A                  A             A             A               A
Nathan E. Saint-Amand            A                    A                  A             A             A               A

                                                           AGGREGATE EQUITY SECURITIES
                                                              OF FUNDS IN ALGER FUND
    NAME OF TRUSTEE       TECHNOLOGY   CORE FIXED-INCOME   COMPLEX OVERSEEN BY TRUSTEE
-----------------------   ----------   -----------------   ---------------------------
   INTERESTED TRUSTEES

Fred M. Alger III              A               A                        E
Hilary M. Alger                A               A                        E
Dan C. Chung                   A               A                        E

NON-INTERESTED TRUSTEES

Charles F. Baird, Jr.          A               A                        A
Roger P. Cheever               A               A                        D
Lester L. Colbert, Jr.         A               A                        D
Stephen E. O'Neil              A               A                        A
Nathan E. Saint-Amand          A               A                        E


INVESTMENT MANAGER

Alger Management serves as investment manager to each of the Funds pursuant to separate written agreements (the "Management Agreements") and under the supervision of the Trust's Board of Trustees. Alger Management is the Funds' investment manager and is responsible for the overall administration of the Trust, subject to the supervision of the Board of Trustees. Alger Management makes investment decisions for the Funds, provides administrative services, places orders to purchase and sell securities on behalf of the Funds and selects broker-dealers that, in its judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. It is anticipated that Alger Inc. will serve as the Trust's broker in effecting most of the Funds' transactions on securities exchanges and will retain commissions in accordance with certain regulations of the SEC. In addition, Alger Management employs professional securities analysts who provide research services exclusively to the Funds and other accounts for which Alger Management or its affiliates serve as investment adviser or subadviser.

Alger Management pays the salaries of all officers who are employed by both it and the Trust. By virtue of the responsibilities assumed by Alger Management, the Trust requires no employees other than its executive officers. None of the Trust's executive officers devotes full time to the affairs of the Trust. Alger Management has agreed to maintain office facilities for the Trust, furnish the Trust with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Trust, and to compute the net asset value, net income and realized capital gains or losses of the Funds. Alger Management prepares semi-annual reports for the SEC and shareholders, prepares federal and state tax returns and filings with state securities commissions, maintains the Trust's financial accounts and records and generally assists in all aspects of the Trust's operations.

In addition, Alger Management analyzes the Funds' assets, provides administrative services, arranges for the purchase and sale of the Funds' securities and selects broker-dealers that, in its judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. It is anticipated that the Trust's distributor, Alger Inc., an affiliate of Alger Management, will serve as the Funds' broker in effecting a substantial portion of the Funds' transactions on securities exchanges and will retain commissions in accordance with certain regulations of the Securities and Exchange Commission. In addition, Alger Management may select broker-dealers that provide it with brokerage and research services and may cause a Fund to pay these broker-dealers commissions that exceed those other broker-dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and research services received. Alger Management bears all expenses in connection with the performance of its services under the Management Agreements.

In return for advisory services provided by Alger Management, each Fund has agreed to pay Alger Management monthly advisory fees equal on an annual basis to the following percentages of the Funds' average daily net assets:


                                ANNUAL ADVISORY
                               FEE AS PERCENTAGE
FUND                         OF AVERAGE NET ASSETS
------                       ---------------------
Alger Smallcap Growth                .85%
Institutional Fund

Alger Capital Appreciation           .85%
Institutional Fund

Alger Technology                     .85%
Institutional Fund

Alger MidCap Growth                  .80%
Institutional Fund

Alger Balanced                       .75%
Institutional Fund

Alger LargeCap Growth                .75%
Institutional Fund

Alger Socially Responsible           .75%
Growth Institutional Fund

Alger Core Fixed-Income              .375%
Institutional Fund

For the fiscal years ended October 31, 2003, October 31, 2004 and October 31, 2005, Alger Management earned under the terms of the Management Agreements $627,529, $722,861, and $712,120 respectively, in respect of the Alger LargeCap Growth Institutional Fund; $612,415, $759,625, and $569,374 respectively, in respect of the Alger SmallCap Growth Institutional Fund; $2,570,337, $5,780,662, and $8,060,299 respectively, in respect of the Alger MidCap Growth Institutional Fund; $1,171,206, $1,284,598, and $1,098,969 respectively, in respect of the
Alger Capital Appreciation Institutional Fund; $9,814, $11,466, and $12,579 respectively, in respect of the Alger Balanced Institutional Fund, and $8,461, $10,445, and $12,369 respectively, in respect of the Alger Socially Responsible Growth Institutional Fund.

DESCRIPTION OF PORTFOLIO MANAGER COMPENSATION STRUCTURE

An Alger portfolio manager's compensation generally consists of salary and an annual bonus. In addition, portfolio managers are eligible for standard health and retirement benefits available to all Alger employees, including a 401(k) plan sponsored by Alger. A portfolio manager's base salary is typically a function of the portfolio manager's experience (with consideration given to type, investment style and size of investment portfolios previously managed), performance of his job responsibilities, and financial services industry peer comparisons. Base salary is generally a fixed amount that is subject to an annual review. The annual bonus is variable from year to year, and considers various factors, including:

      o     the firm's overall financial results and profitability;

      o     the firm's overall investment management performance;

      o current year's and prior years' investment performance (both relative and absolute) of the portfolios for which the individual is responsible; and

      o     the individual's leadership contribution within the firm.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The numbers and assets (1,000,000s) of other accounts managed by the portfolio managers of the Funds are as follows. No account's advisory fee is based on the performance of the account.

                  REGISTERED    OTHER POOLED
                  INVESTMENT     INVESTMENT      OTHER
                   COMPANIES      VEHICLES      ACCOUNTS
                 ------------   ------------   ----------
Dan C. Chung     14 ($3,750.0)   2 ($13.0)     19 ($942.7)
Kevin Collins       2 ($115.1)
John Curry          3 ($555.6)          -        3 ($30.9)
Jill Greenwald      5 ($740.6)    1 ($2.1)       1 ($19.1)
Patrick Kelly       4 ($986.4)   2 ($93.7)     43 ($544.1)
Meisner/Mulle         1 ($1.1)    1 ($3.6)

SECURITIES OWNED BY PORTFOLIO MANAGERS

The following table shows each current portfolio manager's beneficial ownership as of the date of this Statement of Additional Information, by dollar range, in the shares of the Fund(s) that he or she manages. The ranges are as follows: A = none; B = $1-$10,000; C = $10,000-$50,000; D = $50,000-$100,000; E = over
$100,000.
--------------------------------------------------------------------------------
PORTFOLIO MANAGER   FUND                    RANGE
-----------------   ----                    -----
Dan C. Chung        MidCap Growth             A
                    LargeCap Growth           E
                    Balanced                  A
                    Technology                A
Kevin Collins       Balanced                  A
John Curry          Balanced                  B
                    Core Fixed-Income         A
Jill Greenwald      SmallCap Growth           C
Patrick Kelly       Capital Appreciation      E
                    Socially Resp. Growth     A
Anne Meisner        Technology                A
Tom Mulle           Technology                A
Andrew Silverberg   MidCap Growth             A

POTENTIAL CONFLICTS OF INTEREST

Alger's portfolio managers are generally responsible for managing several accounts for several clients. In addition to Alger mutual funds, these other accounts may include separate accounts, mutual funds sub-advised by Alger, and other investment vehicles. Moreover, the size of these accounts can vary significantly from the size of the Funds. Potential conflicts of interest exist when a portfolio manager has responsibility and makes investment decisions involving such accounts. While investment decisions for accounts are made with consideration of their respective investment objectives and constraints, availability of cash for investment, current holdings and size of investment positions, it is therefore possible that a particular security may be bought or sold for only one account, or in different amounts and at different times for different accounts. To address this conflict, the Manager has developed trade allocation policies and procedures designed to avoid action that would result in intentional an improper advantage or disadvantage to any one account managed by Alger. Accordingly, transactions are generally allocated among accounts in a manner believed by Alger to be most equitable to each account, generally using a pro-rata allocation methodology. Exceptions to pro-rata allocation are made to recognize the investment needs and particular restrictions of each individual account, including but not limited to consideration of issuer concentration, industry exposure, asset class exposure, credit exposure, available cash, desire to eliminate and/or not establish de minimis positions, and to accounts with specialized investment policies and objectives.

From time to time Alger Inc., at its expense from its own resources, may compensate brokers, dealers, investment advisers or others ("financial intermediaries") who are instrumental in effecting investments by their clients or customers in the Trust, in an amount up to 1% of those investments. Alger Inc. may also from time to time, at its expense from its own resources, make payments to other financial intermediaries that provide shareholder servicing or transaction processing with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transaction processing and transmission charges). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of Trust assets or 0.50% annually of Trust sales attributable to that financial intermediary. Alger Inc. determines whether to make any additional cash payments and the amount of any such payments in response to requests from financial intermediaries, based on factors Alger Inc. deems relevant. Factors considered by Alger, Inc. generally include the financial intermediary's reputation, ability to attract and retain assets for the Trust, expertise in distributing a particular class of shares of the Trust, entry into target markets, and/or quality of service.


Financial intermediaries with whom Alger Inc. has its most significant arrangements to make additional cash compensation payments are AG Edwards, Bear Stearns, Capital Investment Brokerage, CIBC World Markets, Citigroup, Goldman Sachs, Kemper Investors, Legg Mason Wood Walker, Leonard & Company, Lincoln Financial Advisors, Lincoln Investment Planning, Merrill Lynch Pierce Fenner & Smith, Oppenheimer &Co., Inc., MetLife Securities, Morgan Stanley & Co., RBC Dain Rauscher, Retirement System Distributors, Ryan Beck & Co., Securities America, Smith Hayes Financial, UBS, USI Securities and Walnut Street Securities. In addition, Alger, Inc. may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of Alger Inc. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of a Fund or the amount of proceeds received by a Fund on the sale of shares.

Alger Management is a wholly-owned subsidiary of Alger Inc. which in turn is a wholly-owned subsidiary of Alger Associates, Inc., a financial services holding company. Fred M. Alger III, who holds in excess of 25% of the outstanding voting securities of Associates, may be deemed to control that company and its subsidiaries. Mr. Alger holds his shares through a limited liability company, of which he is the president and majority shareholder. The officers of the Trust and Mr. Alger are affiliated persons of the Trust and Alger Management by virtue of their offices with those entities.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP serves as independent registered public accounting firm for the Fund.

CODE OF ETHICS

Alger Management personnel ("Access Persons") are permitted to engage in personal securities transactions, including transactions in securities that may be purchased or held by the Trust, subject to the restrictions and procedures of the Trust's Code of Ethics. Pursuant to the Code of Ethics, Access Persons generally must preclear all personal securities transactions prior to trading and are subject to certain prohibitions on personal trading. You can obtain a copy of the Trust's Code of Ethics by calling the Trust toll-free at (800) 992-3362.

DIVIDENDS AND DISTRIBUTIONS


Each class will be treated separately in determining the amounts of dividends of net investment income and distributions of capital gains payable to holders of its shares. Dividends and distributions will be automatically reinvested on the payment date for each shareholder's account in additional shares of the class that paid the dividend or distribution at net asset value unless the shareholder has elected in writing to have all dividends and distributions paid in cash. Dividends will be declared and paid annually, except that Alger Core Fixed-Income Institutional Fund will declare and pay dividends monthly. Distributions of any net realized capital gains earned by a Fund usually will be made annually after the close of the fiscal year in which the gains are earned.


The classes of a Fund may have different dividend and distribution rates. Class I dividends generally will be greater than those of Class R due to the higher expenses borne by Class R shares. However, dividends paid to each class of shares in a Fund will be declared and paid at the same time and will be determined in the same manner as those paid to the other class.

TAXES

The following is a summary of selected federal income tax considerations that may affect the Trust and its shareholders. The summary is not intended to substitute for individual tax advice and investors are urged to consult their own tax advisers as to the federal, state and local tax consequences of investing in the Funds.

Each Fund will be treated as a separate taxpayer with the result that, for federal income tax purposes, the amounts of net investment income and capital gains earned will be determined on a Fund-by-Fund (rather than on a Trust-wide) basis.

Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If qualified as a regulated investment company, a Fund will pay no federal income taxes on its investment company taxable income (that is, taxable income other than net realized long-term capital gains) and its net realized long-term capital gains that are distributed to shareholders. To qualify under Subchapter M, a Fund must, among other things: (1) distribute to its shareholders at least 90% of its taxable net investment income and net realized short-term capital gains; (2) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to the Fund's business of investing in securities; and (3) diversify its holdings so that, at the end of each fiscal quarter of the Fund (a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are determined to be in the same or similar trades or businesses or related trades or businesses. In meeting these requirements, a Fund may be restricted in the utilization of certain of the investment techniques described above and in the Prospectus.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. Plan participants should consult their plan sponsors or tax advisers regarding the tax consequences of participation in the plan or of any plan contributions or withdrawals.

CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian of the Trust's assets pursuant to a custodian agreement.

TRANSFER AGENT

State Street Bank and Trust Company also serves as transfer agent for the Trust pursuant to a transfer agency agreement, with transfer agent services provided by State Street's affiliate, Boston Financial Data Services, Inc. ("Boston Financial").

Under the transfer agency agreement, Boston Financial processes purchases and redemptions of shares of the Funds, maintains the shareholder account records for each Fund, handles certain communications between shareholders and the Trust and distributes any dividends and distributions payable by the Trust. The Trust and Alger Inc. (or its affiliates) may enter into an agreement for recordkeeping services. Similarly, the Trust, Alger Inc. (or its affiliates) and non-affiliated third-party service providers may enter into agreements for record keeping services.

Under the transfer agency agreement, Boston Financial is compensated on a per-account and, for certain transactions, a per-transaction basis. The Trust has entered into a Shareholder Administrative Services Agreement with Alger Shareholder Services, Inc. (an affiliate of Alger Inc. and the Trust's transfer agent prior to November 22, 2004) to compensate Alger Shareholder Services Inc. on a per account basis for its liaison and administrative oversight of Boston Financial and related services.

CERTAIN SHAREHOLDERS


Set forth below is certain information regarding significant shareholders of the Funds as of February 1, 2005. FIIOC, Agent for Certain Employee Benefit Plans, owned beneficially or of record 40.36%, 31.09% and 53.23%, respectively, of Class I shares of the Alger Capital Appreciation Institutional Fund, the Alger MidCap Growth Institutional Fund and the Alger SmallCap Growth Institutional Fund. The Merrill Lynch Trust FBO Qualified Retirement Plans (the "Merrill Lynch Trust") owned beneficially or of record 26.56% of Class I Shares of the Alger LargeCap Growth Institutional Fund. Wachovia Bank, FBO, various retirement plans, owned beneficially or of record 35.37% of Class I Shares of the Alger LargeCap Growth Institutional Fund.

Alger Management owned beneficially or of record 86.96% and 92.82% of Class I Shares, and 25.45% and 19.46% of Class R Shares, of the Alger Balanced Institutional Fund and the Alger Socially Responsible Growth Institutional Fund, respectively.

Merrill Lynch for the benefit of its customers owned 70.87%, 96.91%, 69.46%, 70.39% and 27.58% of Class R Shares of Alger SmallCap Growth Institutional Fund, Alger LargeCap Growth Institutional Fund, Alger MidCap Growth Institutional Fund, Alger Capital Appreciation Institutional Fund and Alger Socially Responsible Growth Institutional Fund, respectively.

As of February 1, 2006, Fred M. Alger III, who holds in excess of 25% of the outstanding voting securities of Alger Associates, Inc., a New York corporation, may be deemed to control that company and its subsidiaries, including Fred Alger Management, Inc. These relationships may have the effect of disproportionately diminishing the voting power of other shareholders of Alger Balanced Institutional Fund and Alger Socially Responsible Growth Institutional Fund, of which Alger Management owns more than 25% of one or both of each such Fund's classes of shares. This effect may diminish as other investors purchase additional shares of these Funds.

The following table contains information regarding persons known to the Trust who own beneficially or of record five percent or more of any class of the shares of any Fund. Unless otherwise noted, the address of each owner is 111 Fifth Avenue, New York, NY 10003. All holdings are expressed as a percentage of a class of the Fund's outstanding shares as of February 1, 2006 and record and beneficial holdings are denoted as follows: record/beneficial. A single entry signifies record and beneficial ownership.


                                                                                                                      ALGER
                                      ALGER           ALGER           ALGER           ALGER                         SOCIALLY
                                    SMALLCAP        LARGECAP         MIDCAP          CAPITAL          ALGER        RESPONSIBLE
                                     GROWTH          GROWTH          GROWTH       APPRECIATION      BALANCED         GROWTH
                                  INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL
NAME AND                              FUND            FUND            FUND            FUND            FUND            FUND
ADDRESS                             (RECORD/        (RECORD/        (RECORD/        (RECORD/        (RECORD/        (RECORD/
OF SHAREHOLDERS                    BENEFICIAL)     BENEFICIAL)     BENEFICIAL)     BENEFICIAL)     BENEFICIAL)     BENEFICIAL)
---------------                   -------------   -------------   -------------   -------------   -------------   --------------
CLASS I SHARES
Merrill Lynch Trust++                 6.33%/+        26.56%/+        18.35%/+        15.94%/+        13.04%/+           */*
FBO Qualified Ret. Plans
4800 Deer Lake Drive, East
Jacksonville, FL 32246

NFSFIIOC FBO Employee                53.23%/+          */*           31.09%/+        40.36%/+          */*              */*
  Benefit Plans
100 Magellan Way
Covington, KY 41015

Mercer Trust Company FBO               */*           16.96/+           */*             */*             */*              */*
CDI Corporation
401(k) Savings Plan
One Investors Way
Attn. DC Plan Admin. Team
Norwood, MA 02062

State Street Bank & Trust Co.          */*             */*             */*           11.28%/+          */*              */*
TRUSTEE ADP/Morgan Stanley
Alliance
105 Rosement Avenue
Westwood, MA 02090

Vanguard Fiduciary                     */*             */*             */*           14.75%/+          */*              */*
P.O. Box 2600, VM 613
Valley Forge, PA19482

Eighth District Electrical           14.92%/+          */*             */*             */*             */*              */*
  Pension Fund Annuity Plan
2821 S. Parker Rd. Ste 1005
Aurora, CO 80014
Wachovia Bank FBO                      */*           35.37/+           */*             */*             */*              */*
various retirement plans
1525 West Wt Harris Blvd.
Charlotte, NC 28288

Reliance Trust Company Directed        */*             */*           10.66%+           */*             */*              */*
TRUSTEE MetLife Retirement
  & Savings
2 Montgomery Street - 3rd Floor
Jersey City, NJ 07302
Fred Alger Management, Inc.            */*             */*             */*             */*           86.96%            92.82%

                                                                                                                      ALGER
                                      ALGER           ALGER           ALGER           ALGER                         SOCIALLY
                                    SMALLCAP        LARGECAP         MIDCAP          CAPITAL          ALGER        RESPONSIBLE
                                     GROWTH          GROWTH          GROWTH       APPRECIATION      BALANCED         GROWTH
                                  INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL
NAME AND                              FUND            FUND            FUND            FUND            FUND            FUND
ADDRESS                             (RECORD/        (RECORD/        (RECORD/        (RECORD/        (RECORD/        (RECORD/
OF SHAREHOLDERS                    BENEFICIAL)     BENEFICIAL)     BENEFICIAL)     BENEFICIAL)     BENEFICIAL)     BENEFICIAL)
---------------                   -------------   -------------   -------------   -------------   -------------   --------------
CLASS R SHARES
Fred Alger Management, Inc.            */*             */*             */*             */*           25.45%           19.46%

Merrill Lynch Trust                  70.87%/+        96.91%/+        69.46%          70.39%/+        16.78/+          27.58%/+
FBO its Customers
4800 Deer Lake Drive, East
Jacksonville, FL 32246

MCB Trust Services                    5.76%+           */*             */*             */*             */*              */*
FBO Natren Inc. 401k
Profit Sharing Plan
700 17th Street - Suite 300
Denver, CO 80202

Hartford Life Ins. Co.                 */*             */*           16.05/+         19.07/+           */*              */*
Separate Account
Attn. UIT Operations
PO Box 2999.
Hartford, CT 06104

BISYS Retirement Services              */*             */*             */*            5.38%+           */*              */*
FBO Bernal, Inc. 401k Plan
700 17th Street - Suite 300
Denver, CO 80202

MFS Heritage Trust Co.                 */*             */*             */*             */*           57.78%+            */*
FBO Process Machinery Inc. 401k
1636 Issac Shelby Drive
Shelbyville, KY 40065

MCB Trust Services as Agent for        */*             */*             */*             */*             */*            48.39%+
Frontier Trust Co as Trustee
Whittmanhart Retirement Plan
700 17th Street - Suite 300
Denver, CO 80202

Officers and Trustees of the          **/**           **/**           **/**           **/**           **/**            **/**
Fund in the Aggregate**


----------
 *    Indicates shareholder owns less than 5% of the Fund's shares.

** Certain officers and Trustees of the Trust are participants in the Fred Alger & Company, Incorporated Retirement Plans and may therefore, as a group, be deemed to be indirect holders of the following interests in the
      Funds: SmallCap Growth Institutional Fund, .07%; LargeCap Growth Institutional Fund, 0.53%; MidCap Growth Institutional Fund, .13%; Capital Appreciation Institutional Fund, .19%; Balanced Institutional Fund, 4.3%.

 + Either the Fund regards the underlying Plan as the beneficial owner or believes the underlying customers are the beneficial owners and that no such customer owned 5% or more of the outstanding shares of the respective Class of the Fund's Shares.

++ The shares held by Merrill Lynch Trust include those shares used in the calculations for "Officers and Trustees of the Fund in the Aggregate." In addition, the portion of Merrill Lynch Trust shares allocable to employees of Alger Inc. and its affiliates are as follows:SmallCap Growth Institutional Fund: 58.58%, LargeCap Growth Institutional Fund: 5.18%, MidCap Growth Institutional Fund: 3.23%, Capital Appreciation Institutional Fund: 15.9%, and Balanced Institutional Fund: 99.9%.

ORGANIZATION

The Trust has been organized as a business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated July 14, 1993 (the "Trust Agreement"). The Trust offers shares of beneficial interest of separate series, par value $.001 per share. An unlimited number of shares of six series, representing the shares of the Funds, have been authorized. The word "Alger" in the Trust's name has been adopted pursuant to a provision contained in the Agreement and Declaration of Trust. Under that provision, Associates may terminate the Trust's license to use the word "Alger" in its name when Alger Management ceases to act as the Fund's investment manager.

On February 28, 2002, the Trust changed its name from The Alger Retirement Fund to The Alger Institutional Fund. In connection with this change of name, the names of the portfolios of the Trust were also changed as follows:

FORMER NAME                  NEW NAME
-----------                  --------
ALGER SMALLCAP               ALGER SMALLCAP
  RETIREMENT PORTFOLIO         INSTITUTIONAL PORTFOLIO

Alger MidCap Growth          Alger MidCap Growth
  Retirement Portfolio         Institutional Portfolio

Alger Growth                 Alger LargeCap Growth
  Retirement Portfolio         Institutional Portfolio

Alger Capital                Alger Capital
  Appreciation                 Appreciation
  Retirement Portfolio         Institutional Portfolio

Alger Balanced               Alger Balanced
  Retirement Portfolio         Institutional Portfolio

Alger Socially Responsible   Alger Socially
  Growth                       Responsible Growth
  Retirement Portfolio         Institutional Portfolio


On January 27, 2003, Class R shares were added to all of the Trust's portfolios. The previously existing shares were designated Class I shares on that date. Shares of each portfolio are thus divided into two classes, Class I and Class R. The classes differ in that (a) each class has a different class designation; (b) only the Class R shares are subject to a distribution fee under a plan adopted pursuant to rule 12b-1 under the Investment Company Act; and (c) to the extent that one class alone is affected by a matter submitted to a shareholder vote, then only that class has voting power on the matter. Neither class of shares has a conversion feature. On February 24, 2004, the names of the Trust and its portfolios were changed to their current names.


The Trust is classified as a "diversified" investment company under the Investment Company Act of 1940. Accordingly, each Fund is required, with respect to 75% of its assets, to limit its investment in one issuer (other than the U.S. government) to no more than 5% of the investment company's total assets. Each Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code; one of the requirements for such qualification is a quarterly diversification test, applicable to 50% (rather than 75%) of the Fund's assets, similar to the requirement stated above.

Shares do not have cumulative voting rights, which means that holders of more than 50 percent of the shares voting for the election of Trustees can elect all Trustees. Shares have equal voting rights, which cannot be adversely modified other than by majority vote. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants, and by class within a Fund on matters in which the interests of one class differ from those of another. In the interest of economy and convenience, certificates representing shares of a Fund are physically issued only upon specific written request of a shareholder.

Although, as a Massachusetts business trust, the Trust is not required by law to hold annual shareholder meetings, it may hold meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a trustee or to take other action described in the Trust Agreement.

Meetings of shareholders normally will not be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreement, the Trustees are required to call a meeting of shareholders for the purpose of voting on the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10 percent of the Trust's outstanding shares.

When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a Fund is required on any matter affecting the Fund on which shareholders are entitled to vote, such as approval of a Fund's agreement with Alger Management. Shareholders of one Fund are not entitled to vote on a matter that does not affect that Fund but that does require a separate vote of the other Funds. There normally will be no annual meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office on the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of The Alger Institutional Funds has delegated authority to vote all proxies related to the Funds' portfolio securities to Alger Management, the Funds' investment manager. Alger Management, an investment adviser registered under the Investment Advisers Act of 1940, as amended, maintains discretionary authority over client accounts, including the Funds, and is responsible for voting proxies of all foreign and domestic securities held in the Funds. Management views the responsibility its clients have entrusted to it seriously and has adopted and implemented written policies and procedures designed to ensure that proxies are voted in the best interests of its clients.

Alger Management delegates its proxy voting authority for all foreign and domestic securities held in the Funds to Institutional Shareholder Services, Inc. ("ISS"), a leading proxy voting service provider and registered investment adviser. ISS votes proxies strictly in accordance with pre-determined proxy voting guidelines in order to minimize conflicts of interest. The pre-determined proxy voting guidelines, which are summarized below, address matters such as operations, board of directors, proxy contests, anti-takeover defenses, mergers and corporate restructuring, state of incorporation, capital structure, executive and director compensation, social and environmental issues and mutual fund proxies. ISS will recuse itself from voting proxies should it have a material conflict of interest with the company whose proxies are at issue. Alger Management monitors ISS' proxy voting policies and procedures on a quarterly basis to ensure that the proxies are voted in the best interests of the applicable Fund.

Alger Management maintains records of its proxy voting policies and procedures. Alger Management or ISS, on Management's behalf, maintains proxy statements received regarding securities held by the Funds; records of votes cast on behalf of each Fund; records of requests for proxy voting information; and any documents prepared that were material to making a voting decision.

No later than August 31st each year, the Funds' proxy voting record for the most recent 12 months ended June 30th will be available upon request by calling (800) 992-3863 and/on the Funds' website and on the Securities and Exchange Commission's website at http://www.sec.gov.

The following is a summary of the pre-determined voting guidelines used by Alger Management or ISS, on Alger Management's behalf, to vote proxies of securities held by the Funds.

OPERATIONAL ISSUES

Vote FOR proposals to ratify auditors, unless an auditor has a financial interest in the company, fees for non-audit services are excessive or there is reason to believe that the auditor's opinion is inaccurate.

BOARD OF DIRECTORS

Votes on director nominees in uncontested elections are made on a CASE-BY-CASE basis, examining such factors as the independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity.

PROXY CONTESTS

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis considering such factors as the management's track record, qualifications of director nominees and an evaluation of what each side is offering shareholders.

ANTI-TAKEOVER DEFENSES

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

MERGERS AND CORPORATE RESTRUCTURINGS

Vote on a CASE-BY-CASE basis on mergers and corporate restructurings based on factors such as financial issues and terms of the offer.

STATE OF INCORPORATION

Proposals for changing a company's state of incorporation are evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating.

CAPITAL STRUCTURE

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights; Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed.

EXECUTIVE AND DIRECTOR COMPENSATION

Votes are determined on a CASE-BY-CASE basis analyzing the estimated dollar cost for the proposed plan.

SOCIAL AND ENVIRONMENTAL ISSUES

Votes are determined on a CASE-BY-CASE basis, with a focus on how the proposal will enhance the economic value of the company.

MUTUAL FUND PROXIES

Votes to elect directors are determined on a CASE-BY-CASE basis, considering factors such as board structure and director independence and qualifications.

IN GENERAL

Current performance information for the Funds may be obtained by calling the Funds at (800) 992-3863. Quoted performance may not be indicative of future performance. The performance will depend upon factors such as its expenses and the types and maturities of securities held by the Fund.

From time to time, advertisements or reports to shareholders may compare the yield or performance of a Fund with that of other mutual funds with a similar investment objective. The performance of the Fund, for example, might be compared with rankings prepared by Lipper Analytical Services Inc., which is a widely-recognized, independent service that monitors the performance of mutual funds, as well as with various unmanaged indices, such as the S&P 500 Index, the Russell 2500 Growth Index, the Russell 2000 Growth Index, the S&P SmallCap 600 Index, the Wilshire Small Company Growth Index, the S&P MidCap 400 Index, the ML Technology 100 Index or the Lehman Brothers Aggregate/Intermediate Government Bond Index. In addition, evaluations of the Fund published by nationally recognized ranking services or articles regarding performance, rankings and other Fund characteristics may appear in national publications including, but not limited to, BARRON'S, BUSINESS WEEK, FORBES, INSTITUTIONAL INVESTOR, INVESTOR'S BUSINESS DAILY, KIPLINGER'S PERSONAL FINANCE, MONEY, MORNINGSTAR, THE NEW YORK TIMES, USA TODAY and THE WALL STREET JOURNAL and may be included in advertisements or communications to shareholders. Any given performance comparison should not be considered as representative of the Fund's performance for any future period.

FINANCIAL STATEMENTS


The Trust's financial statements for the year ended October 31, 2005, are contained in the Annual Report to Shareholders for that period, and are hereby incorporated by reference. A copy of the Annual Report to Shareholders may be obtained by telephoning the Trust at (800) 992-3362.

APPENDIX

Description of certain rating categories assigned by Standard & Poor's, a division of the McGraw-Hill Companies, Inc ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch, Inc. ("Fitch"), Dominion Bond Rating Service Limited ("DBRS") and A. M. Best Company, Inc. ("Best").

COMMERCIAL PAPER AND SHORT-TERM RATINGS

      The designation A-l by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-l.

      The rating Prime-l (P-l) is the highest commercial paper rating assigned by Moody's. Issuers of P-l paper must have a superior capacity for repayment of short-term promissory obligations and ordinarily will be evidenced by leading market positions in well-established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      The rating Fitch-l (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-l is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

BOND AND LONG-TERM RATINGS

S&P

      Bonds rated AA by S&P are judged by S&P to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (S&P's highest rating). Bonds rated AAA are considered by S&P to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      S&P's BBB-rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative elements begin to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest that qualifies for commercial bank investment.

      Debt rated BB and B by S&P is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

      Debt rated B by S&P has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB rating.

MOODY'S

      Bonds rated Aa by Moody's are judged to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluc-

APPENDIX
(continued)


tuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment in the future.

      Moody's Baa-rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

      Bonds rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      Bonds rated B by Moody's generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

FITCH

      Bonds rated AAA by Fitch are judged by Fitch to be strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

      Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB-rated bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      Fitch's BB-rated bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

      Fitch's B-rated bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

DBRS

      Bonds rated AAA by DBRS are considered to be of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would

APPENDIX
(continued)


detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

      Bonds rated AA are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

      Bonds rated A are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the A category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

      Bonds rated BBB are considered to be of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

      Bonds rated BB are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

      Bonds rated "B" are regarded as highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

A.M. BEST

      The issuer of long-term debt rated aaa has, in A.M. Best's opinion, an exceptional ability to meet the terms of its obligation. The rating aa is assigned to issues where the issuer has, in A.M. Best's opinion, a very strong ability to meet the terms of its obligation., and issues are rated a where the ability to meet the terms of the obligation is regarded as strong. The issuer of debt rated bbb is considered to have an adequate ability to meet the terms of its obligation but to be more susceptible to changes in economic or other conditions.

      The issuer of bb-rated long-term debt has, in A.M. Best's opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes. The issuer of long-term debt rated b is considered to have extremely speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

                       This Page Intentionally Left Blank

    THE ALGER
INSTITUTIONAL
        FUNDS

 STATEMENT OF
   ADDITIONAL
  INFORMATION


MARCH 1, 2006


[LOGO]

INVESTMENT MANAGER:

Fred Alger Management, Inc.
111 Fifth Avenue
New York, New York 10003

DISTRIBUTOR:

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, New Jersey 07302

TRANSFER AGENT:

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
Attn:  The Alger Institutional Funds
P.O. Box 8480
Boston, MA 02266-8480

CUSTODIAN BANK:

State Street Bank and Trust Company
Lafayette Corporate Center
Boston, MA 02101-0351

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Ernst & Young LLP
5 Times Square
New York, NY 10036

COUNSEL:

Hollyer Brady Barrett & Hines LLP
551 Fifth Avenue
New York, New York 10176

ISAI

                                     PART C
                                OTHER INFORMATION

Item 23.     Exhibits

Exhibit No.  Description of Exhibit

(a-1)        Agreement and Declaration of Trust [EDGAR 2/98] (3)

(a-2)        Certificate of Amendment dated August 16, 1993 (3)

(a-3) Certificate of Designation - Alger Defined Contribution Leveraged AllCap Portfolio [EDGAR 2/98] (3)

(a-4)        Certificate of Amendment dated March 30, 1996 (2)

(a-5) Certificate of Designation - Alger Balanced Retirement Portfolio and Alger Socially Responsible Growth Retirement Portfolio (7)

(a-6)        Certificate of Amendment dated February 25, 2002. (9)

(a-7)        Certificate of Amendment dated January 24, 2003 (10)

(a-8)        Certificate of Amendment dated February 26, 2004 (11)


(a-9) Certificate of Designation - Alger Technology Institutional Fund and Alger Core Fixed-Income Institutional Fund - filed herewith.


(b)          By-laws of Registrant (1) [EDGAR 2/98]

(b-1)        Amended and Restated By-laws of Registrant 12/7/2004 (12)

(c)          See Exhibits (a-1) and (b)

(d-1)        Investment Management Agreements (1)

(d-2) Investment Management Agreement for Alger Defined Contribution MidCap Growth Portfolio (1) [EDGAR 2/98]

(d-3)        Amendment dated September 11, 1996 (3)

(d-4) Investment Management Agreement for Alger Defined Contribution Leveraged AllCap Portfolio (1) [EDGAR 2/98]

(d-5)        Amendment dated September 11, 1996 [EDGAR 2/98] (3)

(d-6) Investment Management Agreement for Alger Defined Contribution Small Cap Portfolio (1) [EDGAR 2/98]

(d-7)        Amendment dated September 11, 1996 [EDGAR 2/98] (3)

(d-8) Investment Management Agreement for Alger Defined Contribution Growth Portfolio (1) [EDGAR 2/98]

(d-9)        Amendment dated September 11, 1996 [EDGAR 2/98] (3)

(d-10) Investment Management Agreements for Alger Balanced Retirement Portfolio and Alger Socially Responsible Growth Retirement Portfolio. (7)


(d-10) Investment Management Agreements for Alger Technology Institutional Fund and Alger Core Fixed-Income Institutional Fund - filed herewith.


(e-1)        Distribution Agreement (1)[EDGAR 2/98]

(e-2)        Amendment dated September 11, 1996 [EDGAR 2/98] (3)

(g)          Custody Agreement (2)

(g-1) Amendment to Custodian Contract between State Street Bank and Trust Company and the Registrant 10/29/2004 (12)

(h)          Transfer  Agency  Agreement (1) [EDGAR 2/98]

(h-1) Transfer Agency and Service Agreement Between Certain Investment Companies Managed by Fred Alger Management, Inc. (including Registrant) and State Street Bank and Trust Company 11/22/2004 (12)

(h-2) Shareholder Administrative Services Agreement among Alger Shareholder Services, Inc., the Registrant, et. al. effective 2/28/2005 (12)

(i-1)        Opinion and Consent of Sullivan & Worcester (8)


(i-z)        Opinion and Consent of Sullivan & Worcester - filed herewith



(j)          Consent of Ernst & Young LLP - filed herewith

(l)          Form of Subscription Agreement (1) [EDGAR 2/98]

(m)          Rule 12b-1 Plan (10)

(n)          Rule 18f-3 Plans (10)


(o)          Code of Ethics (6)

(o-1)        Amended and Restated Code of Ethics 5/11/2004 (12)

(p-1) Powers of Attorney executed by David D. Alger, Gregory S. Duch, Stephen E. O'Neil, Nathan E. Saint-Amand and B. Joseph White (5)

(p-2)        Powers of Attorney executed by Charles F. Baird, Jr., Roger P.
             Cheever and Lester L. Colbert, Jr. (6)

(p-3)        Powers of attorney executed by James P. Connelly, Jr. and Dan C.
             Chung. (9)

(p-4) Powers of Attorney executed by Charles F. Baird, Jr., Dan C. Chung, Nathan E. Saint-Amand, Roger P. Cheever, Lester L. Colbert, Jr., Stephen E. O'Neil and Frederick A. Blum. (11)

-----------------

(1) Incorporated by reference to Registrant's Registration Statement (the "Registration Statement") filed with the Securities and Exchange Commission (the "SEC") on August 27, 1993.

(2) Incorporated by reference to Post-Effective Amendment No. 6 filed with the SEC on February 27, 1997

(3) Incorporated by reference to Post-Effective Amendment No. 7 filed with the SEC on February 25, 1998.

(4) Incorporated by reference to Post-Effective Amendment No. 8 filed with the SEC on December 28, 1998.

(5) Incorporated by reference to Post-Effective Amendment No. 9 filed with the SEC on February 26, 1999.

(6) Incorporated by reference to Post-Effective Amendment No. 11 filed with the SEC on October 10, 2000.

(7) Incorporated by reference to Post-Effective Amendment No. 12 filed with the SEC on December 4, 2000.

(8) Incorporated by reference to Post-effective Amendment No. 13 filed with the SEC on May 30, 2001.

(9) Incorporated by reference to Post-effective Amendment No. 14 filed with the SEC on February 28, 2002.

(10) Incorporated by reference to Post-Effective Amendment No. 16, filed with the SEC on January 27, 2003.

(11) Incorporated by reference to Post-Effective Amendment No. 17, filed with the SEC on March 1, 2004.

(12) Incorporated by reference to Post-Effective Amendment No. 18, filed with the SEC on February 18, 2005.

Item 24.     Persons Controlled by or Under Common Control with Registrant

             None.

Item 25.     Indemnification

       Under Section 8.4 of Registrant's Agreement and Declaration of Trust, any past or present Trustee or officer of Registrant (including persons who serve at Registrant's request as directors, officers or Trustees of another organization in which Registrant has any interest as a shareholder, creditor or otherwise[hereinafter referred to as a "Covered Person"]) is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or otherwise involved by reason of his being or having been a Covered Person. This provision does not authorize indemnification when it is determined, in the manner specified in the Agreement and Declaration of Trust, that such Covered Person has not acted in good faith in the reasonable belief that his actions were in or not opposed to the best interests of Registrant. Moreover, this provision does not authorize indemnification when it is determined, in the manner specified in the Agreement and Declaration of Trust, that such Covered Person would otherwise be liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Expenses may be paid by Registrant in advance of the final disposition of any action, suit or proceeding upon receipt of an undertaking by such Covered Person to repay such expenses to Registrant in the event that it is ultimately determined that indemnification of such expenses is not authorized under the Agreement and Declaration of Trust and either (i) the Covered Person provides security for such undertaking, (ii) Registrant is insured against losses from such advances, or (iii) the disinterested Trustees or independent legal counsel determines, in the manner specified in the Agreement and Declaration of Trust, that there is reason to believe the Covered Person will be found to be entitled to indemnification.

       Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission (the "SEC") such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.     BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
             ----------------------------------------------------

       Alger Management, which serves as investment manager to Registrant, is generally engaged in rendering investment advisory services to institutions and, to a lesser extent, individuals. Alger Management presently serves as investment adviser to one closed-end investment company and to four other open-end investment companies. The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and directors of Alger Management during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by Alger Management pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-06709).

Item 27.     PRINCIPAL UNDERWRITER
             ---------------------

(a) Alger Inc. acts as principal underwriter for Registrant, The Alger Funds, The Alger American Fund, Spectra Fund, and The China-U.S. Growth Fund and has acted as subscription agent for Castle Convertible Fund, Inc.

(b) The information required by this Item 27 with respect to each director, officer or partner of Alger Inc. is incorporated by reference to Schedule A of Form BD filed by Alger Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-6423).

(c)    Not applicable.

Item 28.     LOCATION OF ACCOUNTS AND RECORDS

       All accounts and records of Registrant are maintained by Mr. Frederick A. Blum, Fred Alger & Company, Incorporated, 30 Montgomery Street, Jersey City, NJ 07302.

Item 29.     MANAGEMENT SERVICES

             Not applicable.

Item 30.     UNDERTAKINGS

             Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 28th day of February 2006.


                          THE ALGER INSTITUTIONAL FUNDS

                                                 By:            *
                                                    ----------------------------
                                                       Dan C. Chung, President
                                                       and Trustee

ATTEST: /s/ FREDERICK A. BLUM

Frederick A. Blum, Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.


           *             President (Chief Executive     February 28, 2006
----------------------   Officer) and Trustee
Dan C. Chung

/s/ FREDERICK A. BLUM    Treasurer                      February 28, 2006
----------------------   (Chief Financial and
Frederick A. Blum        Accounting Officer)


           *             Trustee                        February 28, 2006
----------------------
Charles F. Baird, Jr.

           *             Trustee                        February 28, 2006
----------------------
Roger P. Cheever

           *             Chairman of the Board          February 28, 2006
----------------------
Fred M. Alger III

           *             Trustee                        February 28, 2006
----------------------
Hilary M. Alger

           *             Trustee                        February 28, 2006
---------------------
Lester L. Colbert, Jr.

           *             Trustee                        February 28, 2006
---------------------
Nathan E. Saint-Amand

           *             Trustee                        February 28, 2006
--------------------
Stephen E. O'Neil



*BY: /s/ FREDERICK A. BLUM
-------------------------------
              Frederick A. Blum

                          THE ALGER INSTITUTIONAL FUNDS
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)



                                 E X H I B I T S
                                 ---------------

                               INDEX TO EXHIBITS

Exhibit No.

(a-9) Certificate of Designation relating to Alger Technology International Fund and Alger Core Fixed-Income Institutional Fund

(d-10) Investment Management Agreements for Alger Technology Institutional Fund and Alger Core Fixed-Income Institutional Fund

(i-2)       Opinion and Consent of Sullivan & Worcester

(j)         Consent of Ernst & Young